UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08134

Eaton Vance Municipals Trust II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

January 31

Date of Fiscal Year End

January 31, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance High Yield Municipal Income Fund Annual Report January 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2016

Eaton Vance

High Yield Municipal Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	30

Federal Tax Information	31

Management and Organization	32

Important Notices	35

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the fiscal year began on February 1, 2015, municipal bonds were just ending a rally that had lasted for more than a year. In the first month of the period, rates began to creep upward as investors believed the Federal Reserve Board (the Fed) was getting closer to a rate hike. From February through June 2015, municipal returns turned negative as a flood of new issuance, along with modest outflows from municipal mutual funds, put additional downward pressure on bond prices.

Beginning in July 2015, however, municipal returns turned positive again. The following month, China surprised the markets by devaluing its currency. Commodity prices continued to fall, as they had for most of the period, and the Fed decided not to take action at its September meeting. Against this backdrop, many asset classes experienced dramatic volatility for the remainder of the period. But the municipal market, a high quality asset class with a generally improving credit landscape, continued its steady rally despite a Fed rate hike in December. A combination of lower than expected new issue supply and strong inflows into municipal mutual funds in the final quarter of 2015 was an additional tailwind for the asset class.

In January of 2016, the municipal rally accelerated as U.S. equities experienced what was widely reported as their worst-ever start to a new year. The combination of plummeting oil prices, slowing economic growth in China and a strengthening U.S. dollar all helped drive a global “flight to quality,” with investors fleeing asset classes perceived as risky for the perceived relative safety of U.S. Treasurys. As a result, Treasury prices rallied sharply in the final month of the period, and municipal bonds rallied along with Treasurys. Even the Commonwealth of Puerto Rico’s January 1, 2016 default on various municipal bond and debt service payments, which the market had anticipated for some time, failed to put a damper on the municipal market rally.

For the one-year period as a whole, municipal bond prices ended close to where they began, with total return derived primarily from interest income. For AAA-rated7 issues, interest rates declined slightly in the five- to 15-year area of the curve and rose modestly in the one- to four-year and 16- to 30-year parts of the curve.

Fund Performance

For the 12-month period ended January 31, 2016, Eaton Vance High Yield Municipal Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 3.64%, outperforming both the 2.71% return of the Fund’s primary benchmark, the Barclays Municipal Bond Index (the Index),2 and the 1.09% return of the Fund’s secondary benchmark, the Barclays High Yield Long (22+) Municipal Bond Index.

The Fund primarily invests in high yield bonds — defined as securities rated BBB or below — whereas the primary Index, reflecting the broad municipal market, had a significantly smaller weight in BBB and below-investment-grade issues throughout the fiscal year. In general, high yield municipal bonds benefited from strong inflows into the asset class during the period, as investors searched for yield in a low-yield environment. This led lower credit quality bonds to outperform higher-grade issues. Consequently, the Fund’s overweight in bonds rated BBB and below contributed to performance versus the Index, although the Fund’s security selection in BBB-rated bonds was a relative detractor from performance versus the Index.

The Fund seeks to enhance tax-exempt income by entering into residual interest bond transactions and investing the proceeds of such transactions in additional municipal securities, which creates leverage6 in the Fund. Leverage has the effect of magnifying the Fund’s exposure to its underlying investments in both up and down markets. During this period of positive performance by municipal bonds, leverage helped Fund performance relative to the unleveraged Index.

Additional contributors to performance versus the Index included an overweight and security selection in zero coupon bonds, an overweight and security selection in the transportation and industrial development revenue sectors, and an overweight and security selection in Illinois and New Jersey bonds.

In contrast, detractors from performance relative to the Index included an overweight in the hospital sector and, as noted earlier, security selection in BBB-rated bonds.

Also of note was the Fund’s lack of exposure to the Puerto Rico bonds that defaulted during the period. This aided performance versus the Fund’s secondary, high yield benchmark, which had a large weighting in Puerto Rico bonds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/07/1995	08/07/1995	3.64%	9.13%	4.03%
Class A with 4.75% Maximum Sales Charge	—	—	–1.28	8.07	3.53
Class B at NAV	08/07/1995	08/07/1995	2.87	8.31	3.26
Class B with 5% Maximum Sales Charge	—	—	–2.10	8.02	3.26
Class C at NAV	06/18/1997	08/07/1995	2.95	8.31	3.27
Class C with 1% Maximum Sales Charge	—	—	1.95	8.31	3.27
Class I at NAV	05/09/2007	08/07/1995	4.02	9.39	4.25
Barclays Municipal Bond Index	—	—	2.71%	5.75%	4.81%
Barclays High Yield Long (22+) Municipal Bond Index	—	—	1.09	9.88	5.06

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.89%	1.64%	1.64%	0.64%
Net		0.83	1.58	1.58	0.58

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.88%	3.11%	3.11%	4.13%
Taxable-Equivalent Distribution Rate		6.86	5.49	5.49	7.30
SEC 30-day Yield		2.54	1.93	1.93	2.92
Taxable-Equivalent SEC 30-day Yield		4.49	3.40	3.40	5.16

% Total Leverage[6]
Residual Interest Bond (RIB) Financing					7.57%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	01/31/2006	$13,780	N.A.
Class C	$10,000	01/31/2006	$13,794	N.A.
Class I	$250,000	01/31/2006	$379,317	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Fund Profile

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays High Yield Long (22+) Municipal Bond Index is an unmanaged index of high-yield municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Total annual operating expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratio is not a result of a fee waiver or expense reimbursement. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

5

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 – January 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/1/15)	Ending Account Value (1/31/16)	Expenses Paid During Period* (8/1/15 – 1/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,050.40	$4.44	0.86%
Class B	$1,000.00	$1,046.60	$8.31	1.61%
Class C	$1,000.00	$1,046.30	$8.30	1.61%
Class I	$1,000.00	$1,051.70	$3.15	0.61%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.38	0.86%
Class B	$1,000.00	$1,017.10	$8.19	1.61%
Class C	$1,000.00	$1,017.10	$8.19	1.61%
Class I	$1,000.00	$1,022.10	$3.11	0.61%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2015.

6

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Portfolio of Investments

Tax-Exempt Municipal Securities — 98.1%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(1)
Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(2)	$567	$484,530

		$484,530

Education — 4.6%
Forest Grove, OR, (Pacific University), 5.00%, 5/1/40	$1,570	$1,707,626
Forest Grove, OR, (Pacific University), 5.25%, 5/1/34	2,055	2,315,595
New Jersey Institute of Technology, 5.00%, 7/1/42	1,790	2,002,115
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(3)	10,000	11,346,100
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,325	1,584,249
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/31	500	584,890
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/32	875	1,017,432
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/33	1,000	1,159,290
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/34	1,000	1,155,820
Oregon Facilities Authority, (University of Portland), 5.00%, 4/1/35	1,000	1,151,500
Romeoville, IL, (Lewis University), 5.00%, 10/1/27	1,000	1,166,050
Romeoville, IL, (Lewis University), 5.00%, 10/1/29	1,000	1,152,360
Romeoville, IL, (Lewis University), 5.00%, 10/1/30	1,000	1,146,550
Romeoville, IL, (Lewis University), 5.00%, 10/1/35	2,000	2,262,040
University of California, 5.00%, 5/15/38(3)(4)	10,000	11,708,100
Westchester County Local Development Corp., NY, (Pace University), 5.00%, 5/1/34(5)	8,135	9,049,293

		$50,509,010

Electric Utilities — 5.0%
Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	$3,845	$4,192,742
Beaver County Industrial Development Authority, PA, (FirstEnergy Nuclear Generation, LLC), 3.50% to 6/1/20 (Put Date), 12/1/35	7,315	7,488,292
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	730	828,265
Indiana Municipal Power Agency, 4.00%, 1/1/42	16,450	17,046,148
Ohio Air Quality Development Authority, (FirstEnergy Nuclear Generation, LLC), (AMT), 3.95% to 5/1/20 (Put Date), 11/1/32	5,780	5,998,311
Ohio Water Development Authority, (FirstEnergy Nuclear Generation, LLC), 4.00% to 6/3/19 (Put Date), 12/1/33	5,735	5,963,310

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.00%, 9/1/29	$1,520	$1,601,974
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	210	233,593
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/31	10,000	11,640,300
Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	605	672,603

		$55,665,538

Escrowed / Prerefunded — 1.6%
Dawson Ridge Metropolitan District No. 1, CO, Escrowed to Maturity, 0.00%, 10/1/22	$3,500	$3,136,035
Maryland Health and Higher Educational Facilities Authority, (Edenwald), Prerefunded to 7/1/16, 5.40%, 1/1/37	2,555	2,609,115
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), Prerefunded to 7/1/19, 5.125%, 7/1/31	2,500	2,862,000
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), Prerefunded to 7/1/22, 5.00%, 7/1/42	7,395	9,101,396
Vernon, CA, Electric System Revenue, Prerefunded to 8/1/19, 5.125%, 8/1/21	270	297,122

		$18,005,668

General Obligations — 6.7%
Berkley School District, MI, 5.00%, 5/1/34	$1,350	$1,582,214
California, 5.00%, 12/1/31	5,000	6,038,850
California, 5.00%, 9/1/32(5)	14,255	17,074,496
Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/31	1,225	759,623
Centennial Independent School District No. 12, Circle Pines, MN, 0.00%, 2/1/33	1,500	844,815
Fern Ridge School District 28J, Lane and Douglas Counties, OR, 5.00%, (0.00% until 6/15/16), 6/15/33	2,115	2,488,340
Illinois, 5.00%, 5/1/35	3,500	3,738,735
Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/34	1,700	1,931,693
Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/35	1,850	2,095,180
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/16/30(6)	13,400	8,678,510
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38(3)	6,480	7,172,518
Springfield School District No. 19, Lane County, OR, 0.00%, 6/15/39	5,500	2,309,615
Walnut Valley Unified School District, CA, (Election of 2007), 5.00%, 8/1/39	2,750	3,216,427

7	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Washington, 5.25%, 2/1/36(3)	$10,000	$11,731,900
Will County Community Unit School District No. 365-U, IL, (Valley View), 5.75%, 11/1/32	3,855	4,547,474

		$74,210,390

Health Care – Miscellaneous — 0.5%
Illinois Development Finance Authority, (Community Rehabilitation Providers), 5.60%, 7/1/19	$1,165	$1,166,549
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.75%, 12/1/36(7)	65	65,250
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(7)	61	62,747
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.90%, 12/1/36(7)	51	52,753
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.25%, 12/1/36(7)	10	9,579
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.375%, 12/1/36(7)	22	21,774
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.50%, 12/1/36(7)	60	60,316
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.70%, 12/1/36(7)	25	25,325
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.81%, 12/1/36(7)	50	50,584
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 8.875%, 12/1/36(7)	15	15,319
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 7.00%, 12/1/36(7)	34	33,643
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 3, 7.00%, 12/1/36(7)	28	27,990
Yavapai County Industrial Development Authority, AZ, (West Yavapai Guidance Clinic), 6.25%, 12/1/36	3,905	3,991,301

		$5,583,130

Security	Principal Amount (000’s omitted)	Value

Hospital — 12.2%
Arkansas Development Finance Authority, (Washington Regional Medical Center), 5.00%, 2/1/33	$2,200	$2,512,334
California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/35	250	280,160
California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/40	550	611,067
California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/44	500	553,135
Camden County Improvement Authority, NJ, (Cooper Health System), 5.00%, 2/15/32	2,000	2,264,880
Decatur Hospital Authority, TX, (Wise Regional Health System), 5.00%, 9/1/34	1,625	1,733,566
Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/29	1,675	1,858,245
Decatur Hospital Authority, TX, (Wise Regional Health System), 5.25%, 9/1/44	7,000	7,509,460
Hawaii Department of Budget and Finance, (Hawaii Pacific Health Obligated Group), 5.50%, 7/1/40	6,555	7,342,649
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	6,340	7,679,515
Indiana County Hospital Authority, PA, (Indiana Regional Medical Center), 6.00%, 6/1/39	3,705	4,228,924
Johnson City Health & Educational Facilities Board, TN, (Mountain States Health Alliance), 6.00%, 7/1/38	3,335	3,798,999
Martin County Health Facilities Authority, FL, (Martin Memorial Medical Center), 4.25%, 11/15/41	3,940	4,060,879
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	2,005	2,375,344
Massachusetts Development Finance Agency, (UMass Memorial Health Care), 5.00%, 7/1/29(6)	2,000	2,380,100
Michigan Finance Authority, (Beaumont Health), 4.00%, 11/1/46(6)	7,500	7,508,625
Monroe County Hospital Authority, PA, (Pocono Medical Center), 5.25%, 1/1/43	2,450	2,527,836
Muskingum County, OH, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/33	2,775	2,922,935
New Jersey Health Care Facilities Financing Authority, (Barnabas Health Obligated Group), 4.25%, 7/1/44	4,500	4,682,565
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/39	2,500	2,866,225
New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.00%, 7/1/39	3,500	3,968,720
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(3)	7,470	8,113,765
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/40(7)	1,200	1,283,028
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	3,190	3,486,064

8	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	$2,000	$2,182,380
Oneida County Industrial Development Agency, NY, (St. Elizabeth Medical Center), 6.00%, 12/1/29	1,780	1,783,168
Palm Beach County Health Facilities Authority, FL, (BRRH Corp. Obligated Group), 5.00%, 12/1/31	6,250	7,164,312
South Lake County Hospital District, FL, (South Lake Hospital), 6.25%, 4/1/39	3,065	3,478,039
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/35	3,100	3,227,906
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.75%, 12/1/32	4,050	4,413,285
Southwestern Illinois Development Authority, (Memorial Group, Inc.), 7.25%, 11/1/33	1,455	2,013,822
Sullivan County Health, Educational and Facilities Board, TN, (Wellmont Health System), 5.25%, 9/1/36	5,520	5,640,005
Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(3)	7,000	8,177,820
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	2,580	2,957,970
Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare System), 5.25%, 8/15/31	5,000	5,101,550
Yavapai County Industrial Development Authority, AZ, (Yavapai Regional Medical Center), 5.25%, 8/1/33	2,500	2,827,975

		$135,517,252

Housing — 1.7%
Centerline Equity Issuer Trust, TN, 6.00%, 5/15/19(7)	$4,000	$4,504,280
East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/34	750	800,100
East Hempfield Township Industrial Development Authority, PA, (Student Services, Inc.), 5.00%, 7/1/39	1,250	1,318,900
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/34	3,885	4,149,297
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Galveston I, LLC - Texas A&M University), 5.00%, 4/1/39	3,500	3,690,680
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/30	800	881,696
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/35	1,000	1,081,880
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(8)	860	687,991
Texas Student Housing Corp., (University of North Texas), 11.00%, 7/1/31(8)	2,000	1,599,980

		$18,714,804

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue — 10.1%
Brazos River Harbor Navigation District of Brazoria County, TX, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	$9,085	$9,978,237
Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	1,180	1,468,026
Connecticut Resources Recovery Authority, (American REF-FUEL Co.), (AMT), 6.45%, 11/15/22	5,610	5,622,342
Denver City and County, CO, (United Airlines), (AMT), 5.75%, 10/1/32	770	807,753
Essex County Improvement Authority, NJ, (Covanta), (AMT), 5.25%, 7/1/45(7)	7,175	7,470,036
Hardeman County Correctional Facilities Corp., TN, 7.75%, 8/1/17	935	935,000
Louisiana Public Facilities Authority, (Cleco Power LLC), 4.25%, 12/1/38	8,750	9,166,937
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(7)	1,880	1,910,400
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 6.25% to 2/1/17 (Put Date), 1/1/25(7)	2,175	2,232,812
Maricopa County Pollution Control Corp., AZ, (El Paso Electric Co.), 4.50%, 8/1/42	6,500	6,782,945
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 6.50%, 7/1/24	1,990	1,990,259
Maryland Economic Development Corp., (AFCO Cargo), (AMT), 7.34%, 7/1/24	405	407,228
Massachusetts Development Finance Agency, (Covanta Energy), 4.875%, 11/1/42(7)	8,875	8,901,714
Massachusetts Development Finance Agency, (Covanta Energy), (AMT), 5.25%, 11/1/42(7)	3,745	3,769,005
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-1, 4.00%, 6/1/30	1,000	1,066,520
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), Series 2008-2, 4.00%, 6/1/30	6,155	6,564,431
New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 4.00% to 10/1/19 (Put Date), 4/1/29(7)	1,285	1,302,926
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	8,285	9,122,199
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.50%, 6/1/33	4,375	4,898,337
New Jersey Economic Development Authority, (Continental Airlines), Series 2000A, (AMT), 5.625%, 11/15/30	760	864,234
New Jersey Economic Development Authority, (Continental Airlines), Series 2000B, (AMT), 5.625%, 11/15/30	1,285	1,461,431
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	6,245	7,099,503
Phenix City Industrial Development Board, AL, (MeadWestvaco Coated Board), (AMT), 4.125%, 5/15/35	13,570	13,571,764
Selma Industrial Development Board, AL, (International Paper Co.), 5.80%, 5/1/34	4,230	4,746,398

		$112,140,437

9	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 2.6%
Detroit, MI, (AGC), 5.00%, 4/1/20	$397	$415,604
Irvington Township, NJ, (AGM), 5.00%, 7/15/32	2,000	2,305,000
Luzerne County, (AGM), 5.00%, 11/15/29	5,000	5,767,300
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/31	3,175	3,569,684
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/32	1,215	1,358,832
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 1/1/33	1,405	1,567,165
McHenry County Community Unit School District No. 12, IL, (Johnsburg), (AGM), 5.00%, 7/1/34	2,810	3,126,069
Michigan Finance Authority, (Detroit), (AGC), 5.00%, 4/1/20	2,163	2,265,714
Oyster Bay, NY, (AGM), 4.00%, 8/1/31	7,320	7,947,983

		$28,323,351

Insured – Industrial Development Revenue — 1.0%
Matagorda County Navigation District No. 1, TX, (AEP Texas Central Co.), (NPFG), (AMT), 5.20%, 5/1/30	$8,050	$8,534,771
Missouri Environmental Improvement and Energy Resources Authority, (Missouri-American Water Co.), (AMBAC), (AMT), 4.60%, 12/1/36	2,500	2,508,750

		$11,043,521

Insured – Other Revenue — 1.9%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$12,700	$5,884,672
Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/26	10,510	6,864,712
Harris County-Houston Sports Authority, TX, (NPFG), 0.00%, 11/15/28	10,000	5,886,500
New York City Industrial Development Agency, NY, (Yankee Stadium), (AGC), 7.00%, 3/1/49	2,150	2,519,886

		$21,155,770

Insured – Special Tax Revenue — 1.5%
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	$14,500	$16,515,645

		$16,515,645

Insured – Student Loan — 0.4%
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$3,785	$3,981,971

		$3,981,971

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 4.8%
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	$1,500	$1,765,890
Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/33	650	762,385
Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	1,355	1,555,256
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/33	15,000	6,110,550
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/34	20,000	7,683,400
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	6,665	2,580,621
Foothill/Eastern Transportation Corridor Agency, CA, (AGM), 5.625%, (0.00% until 1/15/24), 1/15/32	1,955	1,693,362
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AGM), (AMT), 5.125%, 7/1/42	1,805	1,993,207
North Texas Tollway Authority, (AGC), 6.20%, 1/1/42	10,000	12,780,300
Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/27	1,150	1,362,359
Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/28	1,600	1,882,384
San Jose, CA, Airport Revenue, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	7,150	7,534,456
Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/30	9,440	5,776,997

		$53,481,167

Insured – Water and Sewer — 0.8%
Detroit, MI, Water Supply System, (NPFG), 5.00%, 7/1/27	$2,710	$2,736,233
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/27	2,155	1,344,203
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/28	3,965	2,308,463
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/29	3,035	1,645,273
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/30	2,580	1,300,113

		$9,334,285

Lease Revenue / Certificates of Participation — 1.4%
Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), 5.00%, 12/1/29(3)	$10,875	$12,964,088
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	2,480	2,889,944

		$15,854,032

Nursing Home — 0.1%
Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$820	$801,230

		$801,230

10	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 6.6%
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/32	$250	$123,308
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/33	3,300	1,526,580
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 0.00%, 7/15/46	8,950	2,167,511
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.00%, 7/15/30	1,150	1,321,258
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.25%, 7/15/40	1,290	1,496,980
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.375%, 7/15/43	700	815,626
Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/31	650	674,486
Build NYC Resource Corp., NY, (YMCA of Greater New York), 4.00%, 8/1/36	875	919,809
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(8)	6,250	1,555,562
Cow Creek Band Umpqua Tribe of Indians, OR, 5.625%, 10/1/26(7)	6,000	6,062,340
New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/37(3)(4)	10,000	11,763,100
Non-Profit Preferred Funding Trust I, Various States, Series D, 5.17%, 9/15/37(7)	14,000	9,299,220
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	530	532,115
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	7,500	9,027,225
Seminole Tribe, FL, 5.25%, 10/1/27(7)	9,000	9,388,980
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/29	4,765	5,445,347
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	1,860	2,113,090
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(7)	7,310	7,514,826
Will and Kankakee Counties Community Unit School District No. 255-U, IL, 4.00%, 6/1/30	700	731,577

		$72,478,940

Senior Living / Life Care — 9.6%
Albemarle County Economic Development Authority, VA, (Westminster-Canterbury Blue Ridge), 5.00%, 1/1/42	$900	$947,808
Atlantic Beach, FL, (Fleet Landing), 5.00%, 11/15/37	7,890	8,536,980
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), Prerefunded to 11/15/16, 4.75%, 11/15/26(7)	1,575	1,628,424
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), Prerefunded to 11/15/16, 4.875%, 11/15/36(7)	6,000	6,209,460

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/33	$5,000	$5,422,350
Fairfax County Economic Development Authority, VA, (Goodwin House, Inc.), 5.125%, 10/1/37	2,290	2,384,508
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 5.75%, 1/1/28	315	357,812
Harris County Cultural Education Facilities Finance Corp., TX, (Brazos Presbyterian Homes, Inc.), 6.375%, 1/1/33	655	764,595
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.125%, 11/15/32	525	578,666
Hawaii Department of Budget and Finance, (Kahala Senior Living Community, Inc.), 5.25%, 11/15/37	480	529,920
Illinois Finance Authority, (Plymouth Place, Inc.), 5.00%, 5/15/37	1,000	1,027,620
Indiana Finance Authority, (Marquette), 5.00%, 3/1/39	1,000	1,060,470
Kansas City Industrial Development Authority, MO, (Kingswood United Methodist Manor), 5.875%, 11/15/29	7,425	7,431,979
Lee County Industrial Development Authority, FL, (Shell Point Village/Alliance Community), 5.00%, 11/15/29	6,000	6,234,600
Maryland Health and Higher Educational Facilities Authority, (Edenwald), 5.25%, 1/1/37	2,500	2,830,275
Massachusetts Development Finance Agency, (North Hill Communities), 4.50%, 11/15/18(7)	315	315,318
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.125%, 11/1/27(7)	1,085	1,094,147
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.20%, 11/1/41(7)	1,560	1,563,557
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.00%, 2/15/36	500	526,185
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/30	750	811,560
Mesquite Health Facilities Development Corp., TX, (Christian Care Centers), 5.125%, 2/15/42	1,500	1,580,775
Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/40	1,150	1,233,007
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.125%, 10/1/34	2,500	2,741,675
Multnomah County Hospital Facilities Authority, OR, (Mirabella at South Waterfront), 5.40%, 10/1/44	1,770	1,959,549
New Jersey Economic Development Authority, (Lions Gate Project), 4.875%, 1/1/29	2,300	2,391,057
New Jersey Economic Development Authority, (Lions Gate Project), 5.00%, 1/1/34	2,000	2,074,040
New Jersey Economic Development Authority, (United Methodist Homes of New Jersey), 5.00%, 7/1/29	1,285	1,428,971
North Miami, FL, (Imperial Club), 7.00%, 1/1/42(9)	3,475	346,562
North Miami, FL, (Imperial Club), 7.625%, (0.00% until 1/1/17), 1/1/41(9)	7,315	729,525

11	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 6.00%, 6/1/21	$2,540	$2,659,964
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	1,190	1,430,083
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	6,500	7,957,820
Public Finance Authority, WI, (Church Home of Hartford, Inc.), 5.00%, 9/1/30(7)	770	798,813
Savannah Economic Development Authority, GA, (Marshes Skidaway Island Project), 7.00%, 1/1/34	3,000	3,471,210
St. Joseph County, IN, (Holy Cross Village), Prerefunded to 5/15/16, 6.00%, 5/15/26	1,225	1,244,931
St. Joseph County, IN, (Holy Cross Village), Prerefunded to 5/15/16, 6.00%, 5/15/38	5,460	5,548,834
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/34	1,550	1,703,667
Tarrant County Cultural Education Facilities Finance Corp., TX, (Trinity Terrace), 5.00%, 10/1/44	1,750	1,899,117
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	450	491,283
Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	1,380	1,509,361
Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.25%, 7/1/32	1,270	1,320,991
Tompkins County Development Corp., NY, (Kendal at Ithaca, Inc.), 4.50%, 7/1/42	1,270	1,307,427
Warren County, OH, (Otterbein Homes Obligated Group), 4.00%, 7/1/44	2,000	2,026,380
Warren County, OH, (Otterbein Homes Obligated Group), 5.00%, 7/1/39	1,975	2,210,064
Warren County, OH, (Otterbein Homes Obligated Group), 5.50%, 7/1/39	500	574,185
Washington Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,500	2,602,575
Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	2,280	2,506,951

		$106,005,051

Special Tax Revenue — 4.9%
Aliso Viejo Community Facilities District No. 2005-01, CA, (Glenwood at Aliso Viejo), 5.00%, 9/1/38	$7,000	$7,763,140
Avelar Creek Community Development District, FL, (Capital Improvements), 5.375%, 5/1/36	1,165	1,165,221
Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	5,416	5,419,033
Irvine Community Facilities District No. 2013-3, CA, (Great Park), 5.00%, 9/1/39	2,000	2,241,840
Jurupa Public Financing Authority, CA, 5.00%, 9/1/33	600	703,134

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Lakewood Ranch Stewardship District, FL, (Villages of Lakewood Ranch South), 5.00%, 5/1/36(6)	$5,000	$5,051,500
Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.50%, 10/1/29	4,460	4,777,151
New River Community Development District, FL, (Capital Improvements), Series 2010A-1, 5.75%, 5/1/38	520	520,759
New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	1,360	1,360,068
New River Community Development District, FL, (Capital Improvements), Series 2010B-2, 5.00%, 5/1/18	1,085	1,075,702
New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(9)	1,005	10
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/37(3)	10,000	11,856,700
Poinciana West Community Development District, FL, 6.00%, 5/1/37	2,220	2,258,073
River Hall Community Development District, FL, (Capital Improvements), 5.45%, 5/1/36	2,840	2,840,426
South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/31	1,500	1,724,220
South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/33	1,000	1,141,050
South Orange County Public Financing Authority, CA, (Ladera Ranch), 5.00%, 8/15/34	450	511,465
Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	1,288	1,287,230
Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	950	863,873
Sterling Hill Community Development District, FL, 5.50%, 5/1/37(9)	3,650	36
University Square Community Development District, FL, 5.875%, 5/1/38	1,745	1,772,344

		$54,332,975

Student Loan — 0.7%
New Jersey Higher Education Student Assistance Authority, (AMT), 4.00%, 12/1/30	$4,650	$4,831,024
New Jersey Higher Education Student Assistance Authority, (AMT), 4.75%, 12/1/43	2,765	2,847,812

		$7,678,836

Transportation — 17.1%
Burbank-Glendale-Pasadena Airport Authority, CA, (AMT), 5.00%, 7/1/23	$2,290	$2,774,907
Burbank-Glendale-Pasadena Airport Authority, CA, (AMT), 5.00%, 7/1/24	2,445	2,973,951
Central Texas Regional Mobility Authority, 5.00%, 1/1/35	1,100	1,257,058

12	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	$565	$645,597
Chicago, IL, (O’Hare International Airport), (AMT), 4.375%, 1/1/40	2,500	2,584,875
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	2,555	2,983,397
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/26	2,170	2,515,811
Colorado High Performance Transportation Enterprise, (U.S. 36 and I-25 Managed Lanes), (AMT), 5.75%, 1/1/44	2,500	2,707,175
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.25%, 11/1/29	7,000	8,336,510
Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	3,025	3,343,895
Illinois Toll Highway Authority, 5.00%, 12/1/31	3,750	4,514,400
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/28	2,690	1,436,810
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/29	1,135	621,912
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/30	500	255,440
Kentucky Public Transportation Infrastructure Authority, (Downtown Crossing Project), 0.00%, 7/1/31	1,150	544,192
Metropolitan Transportation Authority, NY, 5.25%, 11/15/28	2,095	2,629,455
Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/33	5,000	5,762,550
Mid-Bay Bridge Authority, FL, 5.00%, 10/1/30	2,050	2,353,400
Mid-Bay Bridge Authority, FL, 5.00%, 10/1/35	5,000	5,632,550
New Jersey Economic Development Authority, (The Goethals Bridge Replacement), (AMT), 5.125%, 1/1/34	5,000	5,616,600
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.875%, 12/15/38	2,000	2,191,080
New Orleans Aviation Board, LA, (North Terminal Project), (AMT), 5.00%, 1/1/35	2,000	2,252,640
New York Transportation Development Corp., (Terminal One Group Association, L.P.), (AMT), 5.00%, 1/1/23	3,000	3,591,900
Niagara Frontier Transportation Authority, NY, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/28	470	533,741
North Texas Tollway Authority, 5.50%, 9/1/41(3)(4)	10,000	11,853,500
North Texas Tollway Authority, Prerefunded to 1/1/18, 5.75%, 1/1/38	7,150	7,835,971
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	5,495	5,973,010
Pennsylvania Turnpike Commission, 5.35%, 12/1/30	560	642,191
Pennsylvania Turnpike Commission, 5.45%, 12/1/35	1,125	1,301,006
Port Authority of New York and New Jersey, 5.00%, 10/15/41	8,000	9,390,480
Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33(3)	12,080	12,865,925

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(3)	$10,000	$10,809,800
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(3)	5,025	5,459,411
Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(3)	9,990	10,880,509
San Joaquin Hills Transportation Corridor Agency, CA, 5.00%, 1/15/44	10,000	11,031,800
San Jose, CA, Airport Revenue, (AMT), 5.00%, 3/1/24	2,135	2,448,632
South Jersey Transportation Authority, 5.00%, 11/1/32	2,250	2,535,053
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,685	4,493,710
Texas Private Activity Bond Surface Transportation Corp., (LBJ IH-635 Managed Lanes Project), 7.00%, 6/30/40	2,700	3,265,947
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	3,415	4,028,915
Texas Transportation Commission, (Central Texas Turnpike System), 0.00%, 8/15/36	5,000	2,165,500
Texas Transportation Commission, (Central Texas Turnpike System), 5.00%, 8/15/42	11,430	12,749,136
Walker Field Public Airport Authority, CO, 4.75%, 12/1/27	1,090	1,128,194

		$188,918,536

Water and Sewer — 2.3%
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$3,185	$3,550,575
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	3,355	3,734,853
Detroit, MI, Water Supply System, 5.25%, 7/1/41	13,100	14,351,574
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	1,905	2,175,986
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/44	1,905	2,065,744

		$25,878,732

Total Tax-Exempt Municipal Securities — 98.1% (identified cost $1,020,231,261)		$1,086,614,801

Taxable Municipal Securities — 7.2%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(1)
Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(2)	$25	$21,718

		$21,718

13	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 2.9%
Municipal Electric Authority of Georgia, 6.637%, 4/1/57(10)	$10,000	$11,992,700
Municipal Electric Authority of Georgia, 6.655%, 4/1/57(10)	9,950	11,842,490
Vernon, CA, Electric System Revenue, 4.65%, 8/1/25	7,500	8,016,975

		$31,852,165

General Obligations — 2.2%
Atlantic City, NJ, 7.50%, 3/1/40	$5,000	$5,202,250
Chicago, IL, 7.517%, 1/1/40(10)	10,080	10,556,683
Chicago, IL, 7.75%, 1/1/42	8,790	8,885,460

		$24,644,393

Hospital — 1.1%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$11,000	$11,986,370

		$11,986,370

Insured – General Obligations — 0.8%
Detroit, MI, (AMBAC), 4.96%, 4/1/20	$988	$956,239
Detroit, MI, (AMBAC), 5.15%, 4/1/25	7,679	7,337,105

		$8,293,344

Insured – Special Tax Revenue — 0.2%
Industry, CA, Sales Tax Revenue, (AGM), 4.625%, 1/1/34	$2,500	$2,603,975

		$2,603,975

Total Taxable Municipal Securities — 7.2% (identified cost $75,746,574)		$79,401,965

Corporate Bonds & Notes — 0.3%

Security	Principal Amount (000’s omitted)	Value

Hospital — 0.3%
Dignity Health, 3.812%, 11/1/24	$2,870	$2,968,530

Total Corporate Bonds & Notes — 0.3% (identified cost $2,870,000)		$2,968,530

Total Investments — 105.6% (identified cost $1,098,847,835)		$1,168,985,296

Other Assets, Less Liabilities — (5.6)%		$(61,532,058)

Net Assets — 100.0%		$1,107,453,238

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2016, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	16.8%
New York	14.1%
California	10.5%
Others, representing less than 10% individually	64.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at

January 31, 2016, 13.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.6% to 5.1% of total investments.

(1)	Amount is less than 0.05%.

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(3)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(4)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $12,324,700.

(5)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(6)	When-issued security.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At January 31, 2016, the aggregate value of these securities is $75,674,566 or 6.8% of the Fund’s net assets.

(8)	Security is in default and making only partial interest payments.

(9)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.

(10)

Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

14	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Portfolio of Investments — continued

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Depreciation
U.S. 10-Year Treasury Note	175	Short	Mar-16	$(22,097,522)	$(22,676,172)	$(578,650)
U.S. Long Treasury Bond	112	Short	Mar-16	(17,200,540)	(18,035,500)	(834,960)

						$(1,413,610)

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

15	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Statement of Assets and Liabilities

Assets	January 31, 2016
Investments, at value (identified cost, $1,098,847,835)	$1,168,985,296
Cash	40,421,465
Restricted cash*	750,000
Interest receivable	12,382,471
Receivable for investments sold	506,636
Receivable for Fund shares sold	5,739,551
Total assets	$1,228,785,419

Liabilities
Payable for floating rate notes issued	$90,665,000
Payable for investments purchased	1,284,660
Payable for when-issued securities	23,374,854
Payable for variation margin on open financial futures contracts	204,203
Payable for Fund shares redeemed	4,124,309
Distributions payable	566,636
Payable to affiliates:
Investment adviser fee	402,828
Distribution and service fees	266,483
Interest expense and fees payable	158,993
Accrued expenses	284,215
Total liabilities	$121,332,181
Net Assets	$1,107,453,238

Sources of Net Assets
Paid-in capital	$1,257,051,688
Accumulated net realized loss	(220,320,860)
Accumulated undistributed net investment income	1,998,559
Net unrealized appreciation	68,723,851
Net Assets	$1,107,453,238

Class A Shares
Net Assets	$431,776,539
Shares Outstanding	48,141,510
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.97
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.42

Class B Shares
Net Assets	$3,298,205
Shares Outstanding	368,966
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$8.94

Class C Shares
Net Assets	$205,556,022
Shares Outstanding	24,765,020
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$8.30

Class I Shares
Net Assets	$466,822,472
Shares Outstanding	52,001,585
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.98

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

16	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Statement of Operations

Investment Income	Year Ended January 31, 2016
Interest	$51,580,194
Total investment income	$51,580,194

Expenses
Investment adviser fee	$4,580,811
Distribution and service fees
Class A	1,048,895
Class B	39,620
Class C	1,938,392
Trustees’ fees and expenses	56,229
Custodian fee	230,895
Transfer and dividend disbursing agent fees	358,160
Legal and accounting services	124,421
Printing and postage	52,017
Registration fees	137,196
Interest expense and fees	554,162
Miscellaneous	126,746
Total expenses	$9,247,544
Deduct —
Reduction of custodian fee	$4,255
Total expense reductions	$4,255

Net expenses	$9,243,289

Net investment income	$42,336,905

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$767,481
Financial futures contracts	(918,139)
Net realized loss	$(150,658)
Change in unrealized appreciation (depreciation) —
Investments	$(7,766,301)
Financial futures contracts	1,213,833
Net change in unrealized appreciation (depreciation)	$(6,552,468)

Net realized and unrealized loss	$(6,703,126)

Net increase in net assets from operations	$35,633,779

17	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$42,336,905	$35,742,935
Net realized gain (loss) from investment transactions and financial futures contracts	(150,658)	10,116,522
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(6,552,468)	81,419,826
Net increase in net assets from operations	$35,633,779	$127,279,283
Distributions to shareholders —
From net investment income
Class A	$(17,395,213)	$(17,701,564)
Class B	(134,387)	(246,633)
Class C	(6,579,436)	(6,130,362)
Class I	(17,893,242)	(12,417,780)
Total distributions to shareholders	$(42,002,278)	$(36,496,339)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$93,945,120	$199,587,741
Class B	69,316	219,079
Class C	48,583,321	79,329,214
Class I	260,926,699	336,887,102
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	14,964,128	15,067,934
Class B	111,223	202,345
Class C	4,931,319	4,550,229
Class I	14,592,855	9,998,773
Cost of shares redeemed
Class A	(127,289,734)	(132,740,225)
Class B	(1,120,187)	(1,666,286)
Class C	(44,668,900)	(34,159,112)
Class I	(216,018,730)	(107,243,545)
Net asset value of shares exchanged
Class A	1,129,011	1,678,675
Class B	(1,129,011)	(1,678,675)
Net increase in net assets from Fund share transactions	$49,026,430	$370,033,249

Net increase in net assets	$42,657,931	$460,816,193

Net Assets
At beginning of year	$1,064,795,307	$603,979,114
At end of year	$1,107,453,238	$1,064,795,307

Accumulated undistributed net investment income included in net assets
At end of year	$1,998,559	$2,010,245

18	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Financial Highlights

	Class A
	Year Ended January 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$9.020	$8.070	$8.830	$8.340	$7.410

Income (Loss) From Operations
Net investment income(1)	$0.367	$0.378	$0.432	$0.434	$0.491
Net realized and unrealized gain (loss)	(0.053)	0.960	(0.766)	0.481	0.894

Total income (loss) from operations	$0.314	$1.338	$(0.334)	$0.915	$1.385

Less Distributions
From net investment income	$(0.364)	$(0.388)	$(0.426)	$(0.425)	$(0.455)

Total distributions	$(0.364)	$(0.388)	$(0.426)	$(0.425)	$(0.455)

Net asset value — End of year	$8.970	$9.020	$8.070	$8.830	$8.340

Total Return(2)	3.64%	16.92%	(3.75)%	11.23%	19.34%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$431,777	$452,135	$325,548	$411,671	$376,496
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.81%	0.83%	0.87%	0.86%	0.93%
Interest and fee expense(4)	0.05%	0.06%	0.10%	0.10%	0.11%
Total expenses(3)	0.86%	0.89%	0.97%	0.96%	1.04%
Net investment income	4.18%	4.41%	5.22%	5.05%	6.35%
Portfolio Turnover	27%	16%	30%	22%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

19	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Financial Highlights — continued

	Class B
	Year Ended January 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.990	$8.040	$8.800	$8.310	$7.390

Income (Loss) From Operations
Net investment income(1)	$0.301	$0.318	$0.369	$0.370	$0.433
Net realized and unrealized gain (loss)	(0.054)	0.955	(0.766)	0.479	0.883

Total income (loss) from operations	$0.247	$1.273	$(0.397)	$0.849	$1.316

Less Distributions
From net investment income	$(0.297)	$(0.323)	$(0.363)	$(0.359)	$(0.396)

Total distributions	$(0.297)	$(0.323)	$(0.363)	$(0.359)	$(0.396)

Net asset value — End of year	$8.940	$8.990	$8.040	$8.800	$8.310

Total Return(2)	2.87%	16.11%	(4.50)%	10.42%	18.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,298	$5,436	$7,633	$14,919	$22,973
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.56%	1.58%	1.62%	1.62%	1.68%
Interest and fee expense(4)	0.05%	0.06%	0.10%	0.10%	0.11%
Total expenses(3)	1.61%	1.64%	1.72%	1.72%	1.79%
Net investment income	3.43%	3.74%	4.45%	4.34%	5.64%
Portfolio Turnover	27%	16%	30%	22%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

20	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Financial Highlights — continued

	Class C
	Year Ended January 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$8.340	$7.460	$8.170	$7.720	$6.860

Income (Loss) From Operations
Net investment income(1)	$0.279	$0.290	$0.342	$0.341	$0.400
Net realized and unrealized gain (loss)	(0.043)	0.889	(0.715)	0.442	0.827

Total income (loss) from operations	$0.236	$1.179	$(0.373)	$0.783	$1.227

Less Distributions
From net investment income	$(0.276)	$(0.299)	$(0.337)	$(0.333)	$(0.367)

Total distributions	$(0.276)	$(0.299)	$(0.337)	$(0.333)	$(0.367)

Net asset value — End of year	$8.300	$8.340	$7.460	$8.170	$7.720

Total Return(2)	2.95%	16.08%	(4.55)%	10.35%	18.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$205,556	$197,655	$129,913	$165,887	$146,788
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.56%	1.58%	1.62%	1.61%	1.68%
Interest and fee expense(4)	0.05%	0.06%	0.10%	0.10%	0.11%
Total expenses(3)	1.61%	1.64%	1.72%	1.71%	1.79%
Net investment income	3.43%	3.65%	4.47%	4.30%	5.60%
Portfolio Turnover	27%	16%	30%	22%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

21	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Financial Highlights — continued

	Class I
	Year Ended January 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$9.020	$8.070	$8.840	$8.350	$7.420

Income (Loss) From Operations
Net investment income(1)	$0.388	$0.397	$0.453	$0.455	$0.504
Net realized and unrealized gain (loss)	(0.041)	0.963	(0.776)	0.482	0.900

Total income (loss) from operations	$0.347	$1.360	$(0.323)	$0.937	$1.404

Less Distributions
From net investment income	$(0.387)	$(0.410)	$(0.447)	$(0.447)	$(0.474)

Total distributions	$(0.387)	$(0.410)	$(0.447)	$(0.447)	$(0.474)

Net asset value — End of year	$8.980	$9.020	$8.070	$8.840	$8.350

Total Return(2)	4.02%	17.21%	(3.61)%	11.50%	19.60%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$466,822	$409,570	$140,885	$161,066	$124,627
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.56%	0.58%	0.62%	0.61%	0.68%
Interest and fee expense(4)	0.05%	0.06%	0.10%	0.10%	0.11%
Total expenses(3)	0.61%	0.64%	0.72%	0.71%	0.79%
Net investment income	4.42%	4.60%	5.48%	5.29%	6.49%
Portfolio Turnover	27%	16%	30%	22%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

22	See Notes to Financial Statements.

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Yield Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide high current income exempt from regular federal income tax. The Fund primarily invests in high yield municipal obligations with maturities of ten years or more. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

23

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Notes to Financial Statements — continued

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at January 31, 2016. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At January 31, 2016, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $90,665,000 and $146,703,236, respectively. The range of interest rates on the Floating Rate Notes outstanding at January 31, 2016 was 0.02% to 0.05%. For the year ended January 31, 2016, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $85,836,233 and 0.65%, respectively.

In certain circumstances, the Fund may enter into shortfall and forbearance agreements with brokers by which the Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of January 31, 2016.

The Fund may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Fund’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Residual interest bonds held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with, covered funds (such as SPVs), as defined in the rules. The compliance date for the Volcker Rule for certain covered funds was July 21, 2015 while for other covered funds the compliance date is July 21, 2016. The Volcker Rule precludes banking entities and

24

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Notes to Financial Statements — continued

their affiliates from (i) sponsoring residual interest bond programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing residual interest bond programs. As a result, residual interest bond trusts will need to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

As of January 31, 2016, the Fund’s investments in residual interest bonds that were required to be compliant with the Volcker Rule by July 21, 2015 were restructured by the required compliance date. Legal and restructuring fees incurred in connection with residual interest bond trusts that were restructured during the year ended January 31, 2016 have been recorded as interest expense.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2016 and January 31, 2015 was as follows:

	Year Ended January 31,
	2016	2015

Distributions declared from:
Tax-exempt income	$39,912,960	$34,978,680
Ordinary income	$2,089,318	$1,517,659

During the year ended January 31, 2016, accumulated net realized loss was decreased by $15,209,641, accumulated undistributed net investment income was decreased by $346,313 and paid-in capital was decreased by $14,863,328 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization, accretion of market discount and expenditures on defaulted bonds. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of January 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$2,764,194
Capital loss carryforwards and deferred capital losses	$(223,228,939)
Net unrealized appreciation	$71,432,931
Other temporary differences	$(566,636)

25

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, futures contracts, residual interest bonds, expenditures on defaulted bonds, defaulted bond interest, premium amortization, accretion of market discount and investments in partnerships.

At January 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $174,554,118 and deferred capital losses of $48,674,821 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforwards will expire on January 31, 2017 ($49,195,524), January 31, 2018 ($115,791,581) and January 31, 2019 ($9,567,013) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at January 31, 2016, $8,737,179 are short-term and $39,937,642 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,006,887,365

Gross unrealized appreciation	$93,654,869
Gross unrealized depreciation	(22,221,938)

Net unrealized appreciation	$71,432,931

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Fund and BMR, the fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.3150%	3.1500%
$500 million but less than $750 million	0.2925	2.9250
$750 million but less than $1 billion	0.2700	2.9250
$1 billion but less than $1.5 billion	0.2700	2.7000

On average daily net assets of $1.5 billion or more, the rates are further reduced. The fee reductions cannot be terminated without the consent of a majority of the Trustees and a majority of shareholders. For the year ended January 31, 2016, the investment adviser fee amounted to $4,580,811 or 0.45% of the Fund’s average daily net assets. EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended January 31, 2016, EVM earned $9,769 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $108,693 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2016. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

26

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2016 amounted to $1,048,895 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended January 31, 2016, the Fund paid or accrued to EVD $29,715 and $1,453,794 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2016 amounted to $9,905 and $484,598 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended January 31, 2016, the Fund was informed that EVD received approximately $2,000, $6,000 and $21,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $322,739,534 and $304,847,518, respectively, for the year ended January 31, 2016.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended January 31,
Class A	2016	2015

Sales	10,658,258	23,246,468
Issued to shareholders electing to receive payments of distributions in Fund shares	1,701,171	1,750,410
Redemptions	(14,493,566)	(15,408,699)
Exchange from Class B shares	128,185	197,277

Net increase (decrease)	(2,005,952)	9,785,456

27

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Notes to Financial Statements — continued

	Year Ended January 31,
Class B	2016	2015

Sales	7,861	25,511
Issued to shareholders electing to receive payments of distributions in Fund shares	12,688	23,722
Redemptions	(127,876)	(195,883)
Exchange to Class A shares	(128,608)	(197,899)

Net decrease	(235,935)	(344,549)

	Year Ended January 31,
Class C	2016	2015

Sales	5,969,346	10,017,316
Issued to shareholders electing to receive payments of distributions in Fund shares	605,754	571,254
Redemptions	(5,498,825)	(4,304,906)

Net increase	1,076,275	6,283,664

	Year Ended January 31,
Class I	2016	2015

Sales	29,588,455	39,195,337
Issued to shareholders electing to receive payments of distributions in Fund shares	1,656,729	1,153,321
Redemptions	(24,626,345)	(12,416,197)

Net increase	6,618,839	27,932,461

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended January 31, 2016.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at January 31, 2016 is included in the Portfolio of Investments. At January 31, 2016, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into U.S. Treasury futures contracts to hedge against changes in interest rates.

28

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at January 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Futures Contracts	$—	$(1,413,610	)(1)

(1)

Amount represents cumulative unrealized depreciation on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended January 31, 2016 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures Contracts	$(918,139	)(1)	$1,213,833	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts (short) outstanding during the year ended January 31, 2016, which is indicative of the volume of this derivative type, was approximately $40,127,000.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$1,086,614,801	$—	$1,086,614,801
Taxable Municipal Securities	—	79,401,965	—	79,401,965
Corporate Bonds & Notes	—	2,968,530	—	2,968,530

Total Investments	$—	$1,168,985,296	$—	$1,168,985,296

Liability Description
Futures Contracts	$(1,413,610)	$—	$—	$(1,413,610)

Total	$(1,413,610)	$—	$—	$(1,413,610)

The Fund held no investments or other financial instruments as of January 31, 2015 whose fair value was determined using Level 3 inputs. At January 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance High Yield Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust II), including the portfolio of investments, as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipal Income Fund as of January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2016

30

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2016, the Fund designates 95.03% of distributions from net investment income as an exempt-interest dividend.

31

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

32

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.
James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

33

Eaton Vance

High Yield Municipal Income Fund

January 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

416 1.31.16

Eaton Vance

TABS Municipal Bond Funds

Annual Report

January 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2016

Eaton Vance

TABS Municipal Bond Funds

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

TABS Short-Term Municipal Bond Fund	4
TABS Intermediate-Term Municipal Bond Fund	6

Endnotes and Additional Disclosures	8

Fund Expenses	9

Financial Statements	11

Report of Independent Registered Public Accounting Firm	40

Federal Tax Information	41

Management and Organization	42

Important Notices	45

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the fiscal year began on February 1, 2015, municipal bonds were just ending a rally that had lasted for more than a year. In the first month of the period, rates began to creep upward as investors believed the Federal Reserve Board (the Fed) was getting closer to a rate hike. From February through June 2015, municipal returns turned negative as a flood of new issuance, along with modest outflows from municipal mutual funds, put additional downward pressure on bond prices.

Beginning in July 2015, however, municipal returns turned positive again. The following month, China surprised the markets by devaluing its currency. Commodity prices continued to fall, as they had for most of the period, and the Fed decided not to take action at its September meeting. Against this backdrop, many asset classes experienced dramatic volatility for the remainder of the period. But the municipal market, a high quality asset class with a generally improving credit landscape, continued its steady rally despite a Fed rate hike in December. A combination of lower than expected new issue supply and strong inflows into municipal mutual funds in the final quarter of 2015 was an additional tailwind for the asset class.

In January of 2016, the municipal rally accelerated as U.S. equities experienced what was widely reported as their worst-ever start to a new year. The combination of plummeting oil prices, slowing economic growth in China and a strengthening U.S. dollar all helped drive a global “flight to quality,” with investors fleeing asset classes perceived as risky for the perceived relative safety of U.S. Treasurys. As a result, Treasury prices rallied sharply in the final month of the period, and municipal bonds rallied along with Treasurys. Even the Commonwealth of Puerto Rico’s January 1, 2016 default on various municipal bond and debt service payments, which the market had anticipated for some time, failed to put a damper on the municipal market rally.

For the one-year period as a whole, municipal bond prices ended close to where they began, with total return derived primarily from interest income. For AAA-rated6 issues, interest rates declined slightly in the five- to 15-year area of the curve and rose modestly in the one- to four-year and 16- to 30-year parts of the curve.

Fund Performance

For the fiscal year ended January 31, 2016, Eaton Vance TABS Short-Term Municipal Bond Fund Class A shares at net asset value (NAV) had a total return of 1.38%. By comparison, the Fund’s primary benchmark, the Barclays 5 Year Municipal Bond Index, returned 2.06% for the same period. During the same 12-month period, Eaton Vance TABS Intermediate-Term Municipal Bond Fund Class A shares at NAV had a total return of 2.57%, compared with a 2.92% return during the period for the Fund’s primary benchmark, the Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index. The Indices are unmanaged and their returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

The TABS Short-Term and Intermediate-Term Funds seek after-tax total return. The Funds generally invest in investment-grade municipal securities of limited or intermediate duration. Management pursues after-tax total return through relative value trading to take advantage of inefficiencies within the municipal market. With respect to 20% of each Fund’s net assets, management may also strive to add value by crossing over from tax-free municipals to U.S. government bonds and/or taxable municipal bonds, and vice versa, according to which sector is perceived to be more attractively valued on an after-tax basis.

Fund-Specific Results

For the Eaton Vance TABS Short-Term Municipal Bond Fund, yield curve positioning was the primary detractor from the Fund’s performance versus its benchmark during the fiscal year. The benchmark, the Barclays 5 Year Municipal Bond Index, held only bonds with maturities of 4–6 years, whereas the Fund also held bonds in the shorter-maturity 1-4 year area of the yield curve and in maturities beyond 6 years. The Fund’s shorter-maturity bonds underperformed the longer-maturity bonds in the benchmark due to anticipation of a Federal Reserve Board rate hike, and thus detracted from performance versus the benchmark. Although the Fund’s holdings in maturities beyond 6 years performed strongly, the Fund’s yield curve positioning as a whole hurt performance versus the benchmark during the period.

In contrast, relative value trading and security selection helped performance of the Eaton Vance TABS Short-Term Municipal Bond Fund versus its benchmark.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Management’s Discussion of Fund Performance1—continued

Employment of the crossover strategy aided results versus the benchmark as well. In January of 2016, when management believed tax-free municipal bonds had become overvalued, a portion of the Fund was moved from tax-free municipal bonds into U.S. Treasurys and taxable municipal bonds. Subsequent to this employment of the crossover strategy, Treasurys and taxable municipals outperformed tax-free municipals, boosting performance of the Fund relative to its benchmark, which invests only in tax-free municipal bonds. As of period-end on January 31, 2016, approximately 8% of the Fund’s portfolio was invested in U.S. Treasurys and taxable municipal bonds.

For the Eaton Vance TABS Intermediate-Term Municipal Bond Fund, an underweight in lease revenue bonds, a sector of the benchmark that performed strongly, detracted from the Fund’s performance versus its benchmark during the fiscal year.

In contrast, security selection in A-rated bonds, which outperformed higher-rated issues during the period, was the largest contributor to performance of the Eaton Vance TABS Intermediate-Term Municipal Bond Fund versus its benchmark. A-rated bonds were not represented in the Fund’s benchmark, the Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index, which held only bonds rated AA and higher. Yield curve positioning helped Fund performance relative to the benchmark as well. The Fund was underweight versus the benchmark in the 1–4 year part of the curve, which underperformed longer-maturity issues. In addition, the Fund, unlike the benchmark, held bonds with maturities beyond 17 years, an area of the yield curve that outperformed the shorter-maturity issues in the benchmark. Relative value trading also helped performance of the Fund versus its benchmark.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2016

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/27/2009	12/31/1998	1.38%	2.45%	3.39%
Class A with 2.25% Maximum Sales Charge	—	—	–0.93	1.98	3.16
Class C at NAV	03/27/2009	12/31/1998	0.53	1.68	2.86
Class C with 1% Maximum Sales Charge	—	—	–0.47	1.68	2.86
Class I at NAV	03/27/2009	12/31/1998	1.54	2.71	3.57
Barclays 5 Year Municipal Bond Index	—	—	2.06%	3.55%	4.21%
Barclays Municipal Managed Money 1–7 Year Bond Index	—	—	1.82	2.87	—

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/27/2009	12/31/1998	–1.07%	1.84%	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	0.11	1.75	—
Class C After Taxes on Distributions	03/27/2009	12/31/1998	–0.61	1.54	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	0.06	1.36	—
Class I After Taxes on Distributions	03/27/2009	12/31/1998	1.39	2.57	—
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	1.63	2.37	—

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.90%	1.65%	0.65%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.19%	0.45%	1.45%
SEC 30-day Yield			0.26	–0.46	0.52

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/31/2006	$13,264	N.A.
Class I	$250,000	01/31/2006	$354,980	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2016

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2016

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	2.57%	5.53%	5.50%
Class A with 2.25% Maximum Sales Charge	—	—	0.29	5.05	5.10
Class C at NAV	02/01/2010	02/01/2010	1.88	4.76	4.73
Class C with 1% Maximum Sales Charge	—	—	0.88	4.76	4.73
Class I at NAV	02/01/2010	02/01/2010	2.82	5.82	5.78
Barclays Municipal Managed Money Intermediate 1–17 Year Bond Index	—	—	2.92%	5.05%	4.48%
Barclays 7 Year Municipal Bond Index	—	—	2.75	4.86	4.60

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A After Taxes on Distributions	02/01/2010	02/01/2010	0.29%	4.90%	4.96%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	0.86	4.19	4.25
Class C After Taxes on Distributions	02/01/2010	02/01/2010	0.88	4.60	4.59
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	0.88	3.79	3.79
Class I After Taxes on Distributions	02/01/2010	02/01/2010	2.82	5.66	5.63
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	2.41	4.86	4.85

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.00%	1.75%	0.75%
Net			0.90	1.65	0.65

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.62%	0.87%	1.87%
SEC 30-day Yield			0.87	0.14	1.13

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$13,202	N.A.
Class I	$250,000	02/01/2010	$350,332	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2016

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays 5 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 4-6 years. Barclays Municipal Managed Money 1-7 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1-7 year maturity component of the Barclays Municipal Managed Money Bond Index. The Barclays Municipal Managed Money 1-7 Year Bond Index commenced on January 30, 2009; accordingly the Ten Year return is not available and the index has been excluded from the Growth of $10,000 chart. Barclays Municipal Managed Money Intermediate 1-17 Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 1-17 year maturity component of the Barclays Municipal Managed Money Bond Index. Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

For the TABS Short-Term Municipal Bond Fund, performance prior to the inception date of each share class is that of a private investment partnership (the Predecessor Account). Performance shown prior to the inception of the share class is adjusted for any applicable sales charge, but not adjusted for expense differences between the Predecessor Account and each share class. If adjusted for such differences, the performance would be different. The Predecessor Account was not a mutual fund registered under the Investment Company Act of 1940, as amended (the 1940 Act) or a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), and therefore the Predecessor Account was not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and/or the Code. If such requirements were applicable to the Predecessor Account, the performance shown may have been adversely affected. Performance presented in the financial highlights included in the financial statements is not linked.

After-Tax Returns are not shown for the Ten Year period because the Predecessor Account, unlike a registered investment company, was not required to make annual income distributions to its investors.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement for TABS Intermediate-Term Municipal Bond Fund that continues through 5/31/16. Without the reimbursement, if applicable, performance would have been lower.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

   Fund profile subject to change due to active management.

8

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 – January 31, 2016).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance TABS Short-Term Municipal Bond Fund

	Beginning Account Value (8/1/15)	Ending Account Value (1/31/16)	Expenses Paid During Period* (8/1/15 – 1/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,020.10	$4.58	0.90%
Class C	$1,000.00	$1,016.30	$8.39	1.65%
Class I	$1,000.00	$1,021.40	$3.31	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	0.90%
Class C	$1,000.00	$1,016.90	$8.39	1.65%
Class I	$1,000.00	$1,021.90	$3.31	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2015.

9

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Fund Expenses — continued

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

	Beginning Account Value (8/1/15)	Ending Account Value (1/31/16)	Expenses Paid During Period* (8/1/15 – 1/31/16)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,043.50	$4.64	**	0.90%
Class C	$1,000.00	$1,039.60	$8.48	**	1.65%
Class I	$1,000.00	$1,044.80	$3.35	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58	**	0.90%
Class C	$1,000.00	$1,016.90	$8.39	**	1.65%
Class I	$1,000.00	$1,021.90	$3.31	**	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2015.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

10

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments

Tax-Exempt Municipal Securities — 85.4%

Security	Principal Amount (000’s omitted)	Value

Education — 6.0%
Alabama Public School and College Authority, 5.00%, 5/1/21	$1,000	$1,195,600
Florida Board of Education, Lottery Revenue, 5.00%, 7/1/18	14,425	15,871,683
North Penn School District, PA, 5.00%, 3/1/21	3,010	3,333,033
South Dakota Health and Educational Facilities Authority, (Vocation Education Program), 5.00%, 8/1/21	680	810,234
University of Minnesota, 5.00%, 8/1/21	1,350	1,622,498
University of Texas, 5.00%, 8/15/23	4,925	5,687,784
University of Virginia, 2.00%, 8/1/21	350	368,123
Vermont Educational & Health Buildings Financing Agency, (Middlebury College), 5.00%, 11/1/20	1,000	1,179,680
Virginia College Building Authority, Educational Facilities Revenue, 5.00%, 2/1/17	1,850	1,935,248

		$32,003,883

Electric Utilities — 3.2%
American Municipal Power, Inc., OH, (Prairie State Energy Campus), 5.00%, 2/15/25	$1,500	$1,714,950
American Municipal Power, Inc., OH, (Prairie State Energy Campus), 5.25%, 2/15/25	120	130,312
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/20	5,000	5,855,900
North Carolina Municipal Power Agency Number 1, (Catawba), 5.00%, 1/1/22	3,000	3,615,510
Southern California Public Power Authority, 5.00%, 7/1/20	5,005	5,537,632

		$16,854,304

Escrowed / Prerefunded — 2.3%
American Municipal Power, Inc., OH, (Prairie State Energy Campus), Prerefunded to 2/15/18, 5.25%, 2/15/25	$1,880	$2,053,938
California Department of Water Resources, Prerefunded to 6/1/18, 5.00%, 12/1/24	1,930	2,122,556
Fairfax County, VA, Prerefunded to 4/1/20, 4.00%, 4/1/23	500	561,795
Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	280	319,060
Massachusetts Development Finance Agency, (Partners HealthCare System), Prerefunded to 7/1/17, 5.00%, 7/1/22	525	558,243
Texas, (Texas Public Finance Authority), Prerefunded to 10/1/17, 5.00%, 10/1/20	1,000	1,073,260
Washington, Prerefunded to 7/1/18, 5.00%, 7/1/22	5,000	5,508,450

		$12,197,302

Security	Principal Amount (000’s omitted)	Value

General Obligations — 40.9%
Acalanes Union High School District, CA, (Election of 2008), Prerefunded to 8/1/21, 0.00%, 8/1/46	$500	$77,475
Alabama, 5.00%, 8/1/20	3,530	4,157,634
Anne Arundel County, MD, 5.00%, 4/1/21	6,615	7,930,723
Atlanta, GA, 5.00%, 12/1/20	5,000	5,928,050
Barbers Hill Independent School District, TX, 4.00%, 2/15/23	2,000	2,179,960
Barbers Hill Independent School District, TX, 4.00%, 2/15/24	4,245	4,615,843
Bergen County, NJ, 3.25%, 11/1/16	2,195	2,243,575
Brown County, WI, 4.00%, 11/1/21	620	700,302
California, 5.00%, 8/1/21	500	602,800
Cary, NC, 5.00%, 6/1/18	195	214,385
Cedar Hill, TX, Independent School District, (PSF Guaranteed), 0.00%, 2/15/18	300	294,588
Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/22	155	135,623
Chandler, AZ, 3.00%, 7/1/21	1,200	1,316,700
Chandler, AZ, 4.00%, 7/1/21	1,500	1,726,650
Chattanooga, TN, 5.00%, 10/1/21	1,000	1,216,320
College Station, TX, 5.00%, 2/15/24	1,000	1,176,150
Comal County, TX, 4.00%, 2/1/18	1,200	1,274,508
Crandall, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/16	300	299,376
Dallas, TX, Independent School District, (PSF Guaranteed), 5.50%, 2/15/18	240	263,640
DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties, IL, Community College District No. 523, (Kishwaukee Community College), 0.00%, 2/1/16	500	499,990
Denton County, TX, 5.00%, 7/15/24	1,000	1,164,250
Eagle Mountain & Saginaw, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/20	155	146,278
El Camino, CA, Community College District, 0.00%, 8/1/18	2,280	2,230,387
El Dorado, CA, Union High School District, 0.00%, 8/1/18	110	106,142
El Dorado, CA, Union High School District, 0.00%, 8/1/21	45	40,457
El Monte Union High School District, CA, 5.00%, 6/1/20(1)	1,000	1,160,570
Fairfax County, VA, 4.00%, 4/1/23	500	556,045
Fitchburg, MA, 4.00%, 12/1/16	570	586,091
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/21	5,000	6,025,150
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/22	3,000	3,511,500
Forney, TX, Independent School District, (PSF Guaranteed), 4.00%, 8/15/20	400	429,432
Forney, TX, Independent School District, (PSF Guaranteed), 4.00%, 8/15/22	525	562,763
Forney, TX, Independent School District, (PSF Guaranteed), 4.50%, 8/15/24	500	541,650
Frisco, TX, 4.00%, 2/15/19	155	169,558

11	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Garland, TX, Independent School District, (PSF Guaranteed), 3.00%, 2/15/16	$200	$200,264
Garland, TX, Independent School District, (PSF Guaranteed), 3.00%, 2/15/18	300	300,699
Glasscock County, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/23	500	570,650
Guilford County, NC, Series 2010A, 5.00%, 8/1/19	1,265	1,446,958
Guilford County, NC, Series 2010D, 5.00%, 8/1/19	10,190	11,655,730
Gull Lake, MI, Community Schools, 5.00%, 5/1/20	465	537,531
Hartford County, CT, Metropolitan District, 5.00%, 7/15/18	4,250	4,691,320
Hutto Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/19	540	520,382
Hutto Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/21	1,260	1,169,192
Hutto Independent School District, TX, (PSF Guaranteed), 0.00%, 8/1/22	825	742,162
Illinois, 5.00%, 1/1/18	350	370,790
Illinois, 5.00%, 5/1/21	100	113,045
Illinois, 5.00%, 6/1/21	1,620	1,833,435
Illinois, 5.00%, 3/1/25	2,730	2,994,346
Illinois, 5.50%, 7/1/27	1,500	1,726,290
Irving, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/17	420	435,809
Katy Independent School District, TX, (PSF Guaranteed), 0.835%, Variable to 8/15/19 (Put Date), 8/15/36(2)	5,000	4,988,000
Lake County, IL, Community College District No. 532, 4.00%, 6/1/21	4,230	4,823,807
Leander Independent School District, TX, 0.00%, 8/15/17	1,240	1,224,103
Leander Independent School District, TX, 0.00%, 8/15/18	2,590	2,506,965
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/22	2,000	1,797,580
Leander Independent School District, TX, Series 2013B, 0.00%, 8/15/20	3,000	2,790,120
Leander Independent School District, TX, Series 2015B, 0.00%, 8/15/20	505	469,670
Maryland, 5.00%, 3/1/19	5,465	6,166,323
Maryland, 5.00%, 3/1/22	5,000	6,134,550
Massachusetts, 5.25%, 8/1/21	5,100	6,220,980
Mecklenburg County Public Facilities Corp., NC, Prerefunded to 3/1/19, 5.00%, 3/1/22	5,795	6,527,604
Mecklenburg County, NC, 5.00%, 12/1/19	7,605	8,790,772
Michigan, 5.00%, 12/1/22	2,000	2,470,760
Minnesota, 4.00%, 8/1/16	1,750	1,783,320
Minnesota, 4.00%, 8/1/19	3,000	3,325,860
Minnesota, 5.00%, 6/1/18	1,000	1,098,910
Minnesota, 5.00%, 8/1/18	90	99,481
Monmouth County, NJ, 4.00%, 12/1/16	1,095	1,128,233

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Montclair, NJ, (School Bond Revenue Act), 3.00%, 3/1/16	$870	$872,219
Montgomery County, MD, (Public Improvement), 5.00%, 11/1/20	5,000	5,938,400
Morris County, NJ, 5.00%, 2/15/17	1,650	1,728,903
Morris County, NJ, 5.00%, 2/15/19	1,720	1,938,371
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/23	945	788,659
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/24	900	761,778
New Hanover County, NC, 5.00%, 12/1/18	430	481,080
New York, NY, 5.00%, 8/1/22	2,810	3,441,688
Ocean County, NJ, 3.00%, 8/1/16	1,255	1,272,557
Ohio, 5.00%, 9/15/20	1,000	1,179,820
Osseo, MN, Independent School District No. 279, 4.00%, 2/1/20	450	483,458
Pennsylvania, 5.00%, 2/15/17	2,500	2,616,500
Peralta Community College District, CA, 5.00%, 8/1/23	140	175,640
Pima County, AZ, 4.00%, 7/1/18	2,400	2,584,464
Reedy Creek Improvement District, FL, 5.00%, 6/1/20	1,000	1,162,130
Rockwall Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/22	3,440	3,123,451
Rockwall Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/23	2,185	1,925,488
Royse City Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/25	1,515	1,244,436
Salem-Keizer School District No. 24J, OR, 0.00%, 6/15/24	2,000	1,678,560
San Diego, CA, Community College District, 0.00%, 8/1/18	285	277,849
Snohomish County, WA, Everett School District No. 2, 5.00%, 12/1/20	1,000	1,183,010
Spring Branch, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/18	1,875	2,036,531
St. Tammany Parish Wide School District No. 12, LA, 4.00%, 3/1/22	550	631,824
Suffolk, VA, 4.00%, 8/1/18	500	540,280
Tomball, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/20	50	51,751
Tucson, AZ, 3.00%, 7/1/21	1,000	1,088,170
Tucson, AZ, 3.00%, 7/1/22	2,675	2,927,547
Utah, Series 2011A, 5.00%, 7/1/19	7,495	8,550,071
Virginia Beach, VA, 5.00%, 3/15/19	1,540	1,743,988
Virginia Beach, VA, 5.00%, 7/15/19	1,000	1,145,160
Vistancia Community Facilities District, AZ, 5.00%, 7/15/21	610	708,753
Vistancia Community Facilities District, AZ, 5.00%, 7/15/22	740	858,000
Vistancia Community Facilities District, AZ, 5.00%, 7/15/25	1,550	1,785,151
Wake County, NC, 5.00%, 3/1/23	2,120	2,382,647
Washington Suburban Sanitary District, MD, (Consolidated Public Improvement), 5.00%, 6/1/20	5,000	5,685,750

12	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Wink-Loving, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/18	$500	$501,595
Wink-Loving, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/19	815	817,600
Wisconsin, 5.00%, 11/1/20	1,000	1,185,810
Wisconsin, 5.00%, 5/1/21	1,805	2,166,235
Zeeland Public Schools, MI, 5.00%, 5/1/21	1,290	1,519,955

		$216,925,485

Health Care — 0.0%(3)
Connecticut Health and Educational Facilities Authority, (Lawrence & Memorial Hospital), 5.00%, 7/1/18	$85	$92,698

		$92,698

Hospital — 9.9%
Florence County, SC, Hospital Revenue, (McLeod Regional Medical Center), 5.00%, 11/1/18	$870	$965,674
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/16	1,160	1,181,263
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/17	2,355	2,491,637
Grand Traverse County, MI, Hospital Finance Authority, (Munson Healthcare), 5.00%, 7/1/20	445	512,943
Indiana Finance Authority, Hospital Revenue, (Indiana University Health), 5.00%, 3/1/19	5,000	5,609,000
Indiana Finance Authority, Hospital Revenue, (Indiana University Health), 5.00%, 3/1/20	6,395	7,383,027
Indiana Finance Authority, Hospital Revenue, (Jackson County Schneck Memorial Hospital), 5.00%, 2/15/18	1,250	1,344,725
Maine Health and Higher Educational Facilities Authority, 5.00%, 7/1/22	1,000	1,205,390
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/22	475	504,540
New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/19	2,360	2,662,741
New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/22	1,950	2,283,821
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/18	785	868,241
Oregon Facilities Authority, (Providence Health System), 5.00%, 10/1/19	575	655,701
St. Mary Hospital Authority, PA, (Catholic Health East), 5.00%, 11/15/22	5,000	5,828,850
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/17	800	855,688
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/19	1,250	1,423,988

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Tarrant County, TX, Hospital District, 5.00%, 8/15/20	$1,655	$1,903,349
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), 5.00%, 8/15/18	1,190	1,310,880
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 3.00%, 8/15/18	365	381,301
Wisconsin Health and Educational Facilities Authority, (ProHealth Care, Inc.), 5.00%, 8/15/18	1,695	1,861,991
Wisconsin Health and Educational Facilities Authority, (UnityPoint Health), 5.00%, 12/1/21	1,000	1,190,420
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/17	1,440	1,541,232
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/18	2,185	2,414,228
Yavapai County, AZ, Industrial Development Authority, (Northern Arizona Healthcare System), 5.00%, 10/1/19	3,630	4,131,739
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/19	400	447,172
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/20	1,130	1,292,483

		$52,252,024

Housing — 0.7%
Minnesota Housing Finance Agency, 2.35%, 7/1/21	$315	$333,109
Virginia Housing Development Authority, 1.00%, 10/1/17	130	130,689
Virginia Housing Development Authority, 1.10%, 4/1/17	1,600	1,610,832
Virginia Housing Development Authority, 1.60%, 7/1/17	460	465,782
Virginia Housing Development Authority, 1.90%, 10/1/18	1,000	1,026,740
Virginia Housing Development Authority, 2.05%, 7/1/18	230	236,546

		$3,803,698

Industrial Development Revenue — 0.2%
Ohio, 5.00%, 6/1/19	$800	$903,920

		$903,920

Insured – Electric Utilities — 0.9%
Alaska Energy Authority, (Bradley Lake), (AGM), 6.00%, 7/1/20	$3,845	$4,631,072

		$4,631,072

Insured – Escrowed / Prerefunded — 1.7%
Collier County, FL, School Board, (AGM), Prerefunded to 2/15/16, 5.00%, 2/15/22	$1,525	$1,528,294
Cook County, IL, Community High School District No. 219, Niles Township, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	2,000	2,342,340

13	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded (continued)
Illinois State Toll Highway Authority, (AGM), Prerefunded to 7/1/16, 5.00%, 1/1/31	$360	$367,171
Palm Beach County, FL, School District, (AGM), Prerefunded to 8/1/16, 5.00%, 8/1/23	4,655	4,765,370

		$9,003,175

Insured – General Obligations — 0.3%
Long Beach, CA, Community College District, (Election of 2002), (NPFG), 0.00%, 5/1/23	$120	$104,531
New Britain, CT, (BAM), 5.00%, 3/1/21	500	585,795
Washington, (NPFG), 0.00%, 6/1/21	620	573,066
Washington, (XLCA), 0.00%, 12/1/16	200	199,284

		$1,462,676

Insured – Hospital — 0.1%
Carbon County, PA, Hospital Authority, (Gnaden Huetten Memorial Hospital), (AGM), 4.00%, 11/15/17	$535	$563,441

		$563,441

Insured – Public Power / Electric Utilities — 0.2%
Greenville, NC, Utilities Commission, (AGM), 5.00%, 11/1/22	$1,060	$1,172,773

		$1,172,773

Insured – Special Tax Revenue — 0.3%
Hamilton County, OH, Sales Tax, (AMBAC), 5.00%, 12/1/20	$1,600	$1,661,840

		$1,661,840

Insured – Transportation — 1.0%
Florida Department of Transportation, (NPFG), Prerefunded to 7/1/16, 5.00%, 7/1/22	$5,350	$5,504,455

		$5,504,455

Lease Revenue / Certificates of Participation — 2.3%
Boulder County, CO, (Flood Reconstruction), 5.00%, 12/1/23	$1,000	$1,165,000
Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/18	2,395	2,621,327
Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/19	2,420	2,736,052
Montgomery County, MD, (Metrorail Garage Projects), 5.00%, 6/1/20	610	709,461
North Carolina, Capital Improvement Limited Obligation Bonds, 5.00%, 5/1/22	2,115	2,539,882
Orange County, FL, School Board, 5.00%, 8/1/17	540	575,132
Orange County, FL, School Board, 5.00%, 8/1/18	675	743,972

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)
Orange County, FL, School Board, 5.00%, 8/1/19	$750	$853,133
Volusia County, FL, School Board, 5.00%, 8/1/21	325	388,417

		$12,332,376

Other Revenue — 1.5%
Kansas Development Finance Authority, 5.00%, 11/1/26	$1,990	$2,254,133
Michigan Finance Authority, (Unemployment Obligation Assessment), 5.00%, 7/1/22	4,520	4,611,891
Michigan Finance Authority, (Unemployment Obligation Assessment), 5.00%, 1/1/23	780	783,245

		$7,649,269

Special Tax Revenue — 4.1%
Catawba, NC, Limited Obligation Bonds, 4.00%, 10/1/16	$1,045	$1,070,049
Contra Costa Transportation Authority, CA, Sales Tax Revenue, 2.00%, 3/1/21	1,500	1,574,520
Contra Costa Transportation Authority, CA, Sales Tax Revenue, 5.00%, 3/1/21	1,500	1,806,360
Lafayette, LA, Sales Tax Revenue, 5.00%, 5/1/20	200	233,458
New York Urban Development Corp., Personal Income Tax Revenue, Series 2013D, 5.00%, 3/15/21	5,745	6,856,830
New York Urban Development Corp., Personal Income Tax Revenue, Series 2013E, 5.00%, 3/15/21	5,000	5,967,650
Portland, OR, Gas Tax Revenue, 5.00%, 2/1/20	1,325	1,532,402
Regional Public Transportation Authority, AZ, Excise Tax Revenue, (Maricopa County Public Transportation Fund), 5.00%, 7/1/17	145	154,320
Regional Public Transportation Authority, AZ, Excise Tax Revenue, (Maricopa County Public Transportation Fund), 5.25%, 7/1/21	1,000	1,214,910
Westminster, CO, Sales & Use Tax, 5.00%, 12/1/19	1,135	1,303,082

		$21,713,581

Transportation — 6.7%
Bay Area Toll Authority, CA, Toll Bridge Revenue, 1.50% to 4/2/18 (Put Date), 4/1/47	$2,500	$2,523,150
Chicago, IL, (Midway International Airport), 5.00%, 1/1/22	1,000	1,190,120
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/19	2,500	2,856,000
Delaware River and Bay Authority, 5.00%, 1/1/21	1,000	1,177,420
Florida Department of Transportation, Series 2013C, 5.00%, 7/1/22	2,500	3,062,150
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/21	1,450	1,711,362
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/22	2,840	3,409,903

14	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
New Jersey Turnpike Authority, 5.00%, 1/1/22	$3,325	$3,692,811
North Texas Tollway Authority, 0.68%, Variable to 1/1/20 (Put Date), 1/1/38(2)	2,500	2,459,225
Ohio Turnpike Commission, 5.00%, 2/15/20	1,165	1,340,193
Texas Transportation Commission, 5.00%, 10/1/21	10,000	12,108,000

		$35,530,334

Water and Sewer — 3.1%
California Department of Water Resources, 5.00%, 12/1/24	$35	$38,546
Gwinnett County, GA, Water and Sewer Authority, 4.00%, 8/1/16	500	509,470
Honolulu City and County, HI, Wastewater System Revenue, 5.00%, 7/1/22	220	249,352
Houston, TX, Utility System, 5.00%, 5/15/20	10,375	12,087,912
Indiana Finance Authority, 5.00%, 2/1/23	1,000	1,154,790
Little Rock, AR, Sewer Revenue, 4.00%, 10/1/21	925	1,059,070
Ohio Water Development Authority, Water Pollution Control, (Water Quality), 5.00%, 12/1/19	1,020	1,179,385
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/19	175	199,206

		$16,477,731

Total Tax-Exempt Municipal Securities — 85.4% (identified cost $434,200,615)		$452,736,037

Taxable Municipal Securities — 4.1%

Security	Principal Amount (000’s omitted)	Value

Education — 0.6%
University of Colorado, 2.569%, 6/1/23	$2,700	$2,743,254
Virginia Public School Authority, 4.167%, 8/1/18	225	241,715

		$2,984,969

Electric Utilities — 0.2%
Municipal Electric Authority of Georgia, 4.43%, 1/1/22	$1,000	$1,116,700

		$1,116,700

Escrowed / Prerefunded — 0.1%
Pennsylvania Turnpike Commission, Escrowed to Maturity, 2.609%, 12/1/21	$500	$522,270

		$522,270

Security	Principal Amount (000’s omitted)	Value

General Obligations — 0.8%
Georgia, 2.78%, 2/1/23	$3,965	$4,167,770

		$4,167,770

Special Tax Revenue — 2.0%
New York City Transitional Finance Authority, NY, Future Tax Revenue, 2.67%, 8/1/21	$3,000	$3,117,030
New York City Transitional Finance Authority, NY, Future Tax Revenue, 3.25%, 11/1/22	2,000	2,120,560
New York Urban Development Corp., Personal Income Tax Revenue, 3.08%, 3/15/24	2,490	2,569,630
New York Urban Development Corp., Personal Income Tax Revenue, 3.20%, 3/15/22	955	999,388
Successor Agency to San Diego Redevelopment Agency, CA, 2.875%, 9/1/21	800	811,920
Successor Agency to San Diego Redevelopment Agency, CA, 3.25%, 9/1/22	600	609,732
Successor Agency to San Diego Redevelopment Agency, CA, 3.375%, 9/1/23	450	457,997

		$10,686,257

Water and Sewer — 0.4%
California Department of Water Resources, (Central Valley), 2.837%, 12/1/23	$2,090	$2,136,816

		$2,136,816

Total Taxable Municipal Securities — 4.1% (identified cost $21,319,618)		$21,614,782

Corporate Bonds & Notes — 0.2%

Security	Principal Amount (000’s omitted)	Value

Education — 0.2%
President and Fellows of Harvard College, 2.30%, 10/1/23	$1,260	$1,265,320

Total Corporate Bonds & Notes — 0.2% (identified cost $1,259,609)		$1,265,320

15	See Notes to Financial Statements.

Eaton Vance

TABS Short-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

U.S. Treasury Obligations — 3.8%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note, 1.625%, 11/15/22	$1,215	$1,213,956
U.S. Treasury Note, 2.00%, 7/31/22	1,250	1,279,908
U.S. Treasury Note, 2.125%, 6/30/21	6,300	6,526,655
U.S. Treasury Note, 2.25%, 7/31/21	10,710	11,163,087

Total U.S. Treasury Obligations — 3.8% (identified cost $19,812,828)		$20,183,606

Total Investments — 93.5% (identified cost $476,592,670)		$495,799,745

Other Assets, Less Liabilities — 6.5%		$34,441,491

Net Assets — 100.0%		$530,241,236

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2016, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	15.3%
Others, representing less than 10% individually	74.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2016, 4.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from less than 0.05% to 2.6% of total investments.

(1)	When-issued security.

(2)	Floating-rate security. The stated interest rate represents the rate in effect at January 31, 2016.

(3)	Amount is less than 0.05%.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BAM	–	Build America Mutual Assurance Co.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
XLCA	–	XL Capital Assurance, Inc.

16	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments

Tax-Exempt Municipal Securities — 94.0%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.3%
Alaska Municipal Bond Bank Authority, 5.00%, 3/1/30	$1,145	$1,369,912
Missouri Environmental Improvement and Energy Resources Authority, (Revolving Fund Program), Water Pollution Control, 5.00%, 1/1/22	120	138,316

		$1,508,228

Education — 5.8%
Louisiana State University and Agricultural and Mechanical College, 5.00%, 7/1/23	$500	$613,040
Madison County Capital Resource Corp., NY, (Colgate University), 5.00%, 7/1/31	300	363,027
Madison County Capital Resource Corp., NY, (Colgate University), 5.00%, 7/1/32	1,250	1,499,825
Maryland Health and Higher Educational Facilities Authority, (Loyola University Maryland), 5.00%, 10/1/28	250	302,895
Maryland Health and Higher Educational Facilities Authority, (Loyola University Maryland), 5.00%, 10/1/32	145	172,478
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 5.00%, 12/1/26(1)	300	378,168
Minnesota Higher Education Facilities Authority, (St. Olaf College), 5.00%, 12/1/25	1,855	2,326,801
Nevada System of Higher Education, 5.00%, 7/1/23	500	617,550
New Jersey Educational Facilities Authority, (Princeton University), 4.00%, 7/1/27	690	798,502
New Jersey Educational Facilities Authority, (Princeton University), 2014 Series A, 5.00%, 7/1/26	5,000	6,321,050
New Jersey Educational Facilities Authority, (Princeton University), 2015 Series A, 5.00%, 7/1/26	800	1,026,552
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/27	230	274,608
South Dakota Health and Educational Facilities Authority, (Vocation Education Program), 5.00%, 8/1/27	1,200	1,481,088
University of Colorado, Enterprise Revenue, 5.00%, 6/1/18	500	550,155
University of Colorado, Enterprise Revenue, 5.00%, 6/1/26	315	371,476
University of Texas, 4.00%, 8/15/36	7,500	8,255,550
Western Michigan University, 5.00%, 11/15/24	500	624,695

		$25,977,460

Electric Utilities — 6.0%
American Municipal Power, Inc., OH, (Prairie State Energy Campus), 5.00%, 2/15/25	$3,580	$4,093,014
Huntsville, AL, Electric System Revenue, 5.00%, 12/1/24	170	204,150
Indianapolis, IN, Thermal Energy System, 5.00%, 10/1/32	500	582,900
Municipal Electric Authority of Georgia, (Combined Cycle Project), 5.00%, 11/1/20	1,000	1,176,630

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
Nebraska Public Power District, 5.00%, 1/1/21	$1,405	$1,655,750
North Carolina Municipal Power Agency Number 1, (Catawba), 5.00%, 1/1/22	1,250	1,506,463
North Carolina Municipal Power Agency Number 1, (Catawba), 5.00%, 1/1/23	1,485	1,813,497
Omaha Public Power District, NE, 5.00%, 2/1/29	810	959,874
Snohomish County, WA, Public Utility District No. 1, 5.00%, 12/1/18	1,680	1,871,520
Southern California Public Power Authority, (Southern Transmission Project), 5.00%, 7/1/23	1,000	1,127,570
Springfield, IL, Electric System Revenue, 5.00%, 3/1/27	3,000	3,619,500
Springfield, IL, Electric System Revenue, 5.00%, 3/1/28	3,475	4,163,328
Springfield, IL, Electric System Revenue, 5.00%, 3/1/29	3,325	3,944,547

		$26,718,743

Escrowed / Prerefunded — 0.7%
Alabama Public School and College Authority, Prerefunded to 12/1/17, 5.00%, 12/1/24	$2,500	$2,701,325
Honolulu City and County, HI, Wastewater System Revenue, Prerefunded to 7/1/19, 5.00%, 7/1/22	560	638,120
University of Texas, Prerefunded to 8/15/16, 5.00%, 8/15/18	20	20,509

		$3,359,954

General Obligations — 31.4%
Acalanes Union High School District, CA, (Election of 2008), 0.00%, 8/1/46	$10,700	$1,657,965
Addison, TX, 5.00%, 2/15/24	360	436,565
Agua Fria Union High School District No. 216, AZ, 2.25%, 7/1/23(1)	100	103,340
Agua Fria Union High School District No. 216, AZ, 3.00%, 7/1/24(1)	250	270,690
Agua Fria Union High School District No. 216, AZ, 3.00%, 7/1/25(1)	230	246,820
Agua Fria Union High School District No. 216, AZ, 3.00%, 7/1/26(1)	325	345,888
Anchorage, AK, Series C, 5.00%, 9/1/27	1,000	1,249,350
Anchorage, AK, Series D, 5.00%, 9/1/27	1,130	1,411,765
Anchorage, AK, 5.00%, 9/1/28	1,835	2,280,538
Arkansas, 4.00%, 6/1/28	500	572,930
Auburn, AL, 5.00%, 12/1/28	635	770,033
Bethel, CT, 4.00%, 11/15/28	300	334,251
Beverly Hills Unified School District, CA, (Election of 2008), 4.00%, 8/1/32	165	185,528
Bloomfield, CT, 4.00%, 10/15/20	90	101,917
California, 5.00%, 12/1/21	5,000	6,067,100
Cambridge, MA, 4.00%, 1/1/28	800	929,432

17	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/23	$195	$163,648
Chaffey Joint Union High School District, CA, (Election of 2012), 0.00%, 8/1/24	160	128,979
Clark County, WA, Evergreen School District No. 114, 3.00%, 6/1/17	2,000	2,065,360
Cleveland, OH, Municipal School District, 5.00%, 12/1/23	1,695	2,084,697
Cleveland, OH, Municipal School District, 5.00%, 12/1/32	5,000	5,888,250
Columbus, OH, City School District, 5.00%, 12/1/27	1,000	1,251,420
Connecticut, 5.00%, 12/1/20	50	52,015
Decatur, IL, 5.00%, 3/1/23	1,030	1,213,567
Dublin, OH, 4.00%, 12/1/28	750	877,868
Dublin, OH, 4.00%, 12/1/31	1,505	1,724,820
Edgewood City, OH, School District, 5.25%, 12/1/33	4,500	5,324,895
Encinitas Union School District, CA, (Election of 2010), 0.00%, 8/1/33	125	62,570
Encinitas Union School District, CA, (Election of 2010), 0.00%, 8/1/35	275	123,734
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 1/1/22	3,820	4,406,255
Florida Board of Education, Full Faith and Credit, Capital Outlay, 5.00%, 6/1/25	9,900	11,842,578
Forsan, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/31	1,460	1,577,734
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/26	1,000	802,110
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/27	2,610	2,030,136
Glendale Unified School District, CA, 0.00%, 9/1/30	5,480	3,207,663
Grand Prairie, TX, Independent School District, (PSF Guaranteed), 4.00%, 2/15/22	2,180	2,502,378
Groton, CT, 4.00%, 7/15/19	50	54,944
Harlandale Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/30	535	595,434
Hempfield, PA, School District, 5.00%, 10/15/27	1,000	1,145,180
Hopewell Township, NJ, 5.00%, 10/1/26	450	562,262
Houston, TX, Community College System, 5.25%, 2/15/25	1,000	1,183,130
Illinois, 5.50%, 7/1/26	4,000	4,617,720
Illinois, 5.50%, 7/1/27	2,735	3,147,602
Kane, McHenry, Cook and DeKalb Counties Community Unit School District No. 300, IL, 5.00%, 1/1/24	1,900	2,286,346
Katy Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/29(1)	500	570,100
Lakeland, FL, 5.00%, 10/1/31	2,085	2,442,661
Lakota, OH, Local School District, (School Facilities Construction & Improvement), 5.00%, 12/1/28	1,120	1,358,045
Las Vegas Valley Water District, NV, 5.00%, 2/1/27	900	972,252

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Leander Independent School District, TX, 0.00%, 8/15/23	$1,000	$853,340
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/30	3,000	1,859,820
Leander Independent School District, TX, Series 2013B, 0.00%, 8/15/20	1,955	1,818,228
Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/31	1,675	946,593
Long Beach Unified School District, CA, (Election of 2008), 0.00%, 8/1/32	1,500	806,955
Lubbock, TX, 5.00%, 2/15/24	2,000	2,354,960
Lynchburg, VA, 3.00%, 12/1/16	250	255,543
Macomb County, MI, 4.00%, 5/1/24	1,000	1,158,090
Mecklenburg County, NC, 5.00%, 3/1/19	50	56,417
Miami, TX, Independent School District, (School Building), 5.00%, 2/15/29	500	562,425
Milpitas, CA, Unified School District, (Election of 2012), 4.00%, 8/1/32	225	254,583
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/25	2,115	1,730,831
Neshaminy School District, PA, 4.00%, 11/1/26	850	949,186
New Braunfels, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/26	120	133,692
New York, 5.00%, 2/15/20	1,210	1,408,573
Nixa Public Schools, MO, (Refunding & Improvement - Direct Deposit Program), 5.00%, 3/1/31	1,000	1,136,600
North Charleston, SC, Sewer District, 4.00%, 1/1/23	610	684,871
North Olmsted City School District, OH, 5.00%, 12/1/32	1,000	1,189,470
Northwest Local School District Board of Education, OH, 5.00%, 12/1/29	150	179,052
Onslow County, NC, 5.00%, 6/1/30	550	664,169
Owen J. Roberts School District, PA, 5.00%, 5/15/28	250	296,888
Prince William County, VA, 4.00%, 8/1/29	1,695	1,945,606
Richardson, TX, 5.00%, 2/15/20	50	58,054
Roaring Fork School District No. RE-1, CO, 4.00%, 12/15/32(1)	1,520	1,676,773
Rockwall, TX, Independent School District, (PSF Guaranteed), 0.00%, 2/15/25	2,190	1,827,883
Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/33	2,735	1,302,817
Royse City Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/24	1,765	1,490,790
San Francisco Bay Area Rapid Transit District, CA, 4.00%, 8/1/33	1,350	1,513,107
San Francisco Bay Area Rapid Transit District, CA, 5.00%, 8/1/32	2,000	2,470,240
South Texas Community College District, 5.00%, 8/15/23	1,560	1,934,665
St. Tammany Parish Wide School District No. 12, LA, 5.00%, 3/1/25	830	1,036,280

18	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Steamboat Springs School District No. RE-2, CO, 4.00%, 12/1/26	$1,000	$1,164,930
Tatum, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/15/30	515	572,613
Telluride School District No. R-1, San Miguel County, CO, 5.00%, 12/1/29	185	228,264
Telluride School District No. R-1, San Miguel County, CO, 5.00%, 12/1/30	100	122,752
Tennessee, 5.00%, 9/1/29	2,000	2,498,740
Texas, 5.00%, 4/1/21	3,000	3,592,500
Vermont, 5.00%, 8/15/23	860	1,039,671
Vista Unified School District, CA, 5.00%, 8/1/27	1,280	1,604,198
Vistancia Community Facilities District, AZ, 5.00%, 7/15/26	1,015	1,164,540
Volusia County, FL, School Board, 5.00%, 8/1/22	400	486,888
Washington, 5.00%, 7/1/24	850	999,336
Washington, 5.00%, 6/1/28	1,000	1,185,370
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/27	1,125	835,470
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/28	920	655,831
Wylie Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/34	4,500	2,345,985
Wylie Independent School District, TX, (PSF Guaranteed), 6.50%, 8/15/26	1,100	1,504,250
Zeeland Public Schools, MI, 5.00%, 5/1/23	1,200	1,455,852
Zeeland Public Schools, MI, 5.00%, 5/1/24	1,000	1,225,540

		$140,469,696

Hospital — 12.3%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), 5.00%, 10/15/23	$700	$827,099
Allen County, OH, Hospital Facilities, (Catholic Health Partners), 5.00%, 5/1/21	765	904,781
Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 5.00%, 7/1/34	2,660	3,103,289
Carroll City-County Hospital Authority, GA, (Tanner Medical Center, Inc.), 5.00%, 7/1/35	1,000	1,162,180
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/26	900	1,110,879
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/27	335	410,197
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/35	3,150	3,708,274
Kansas Development Finance Authority, (Adventist Health System), 5.00%, 11/15/28	5,090	5,985,484
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health Care), 5.00%, 5/15/18	1,000	1,097,890

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health System), 0.836%, Variable to 5/15/18 (Put Date), 5/15/48(2)	$7,745	$7,732,376
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/24	800	976,496
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/26	1,450	1,707,549
Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/34	5,000	5,973,300
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), 5.25%, 7/1/29	1,000	1,137,370
Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/24	500	621,545
Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/25	750	931,605
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	1,000	1,123,440
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/23	240	286,512
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	315	378,844
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/27	770	917,871
Monroe County Industrial Development Corp., NY, (Highland Hospital of Rochester), 5.00%, 7/1/25	60	73,767
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/24	50	59,991
North Carolina Medical Care Commission, (Duke University Health System), 5.00%, 6/1/34	1,765	1,963,898
North Carolina Medical Care Commission, (Rex Healthcare), 5.00%, 7/1/33	2,055	2,416,865
Pennsylvania Economic Development Financing Authority, (UPMC), 5.00%, 2/1/25	1,390	1,705,294
Royal Oak, MI, Hospital Finance Authority, (William Beaumont Hospital), 5.00%, 9/1/23	1,000	1,206,720
Royal Oak, MI, Hospital Finance Authority, (William Beaumont Hospital), 5.00%, 9/1/24	520	627,406
St. Paul Housing and Redevelopment Authority, MN, (HealthPartners Obligated Group), 5.00%, 7/1/30	600	714,390
Tarrant County Cultural Education Facilities Finance Corp., TX, (Methodist Hospitals of Dallas), 5.00%, 10/1/20	1,500	1,753,920
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), 5.00%, 8/15/32	2,885	3,252,895
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/22	1,000	1,181,260

		$55,053,387

19	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Housing — 0.4%
Alaska Housing Finance Corp., 5.00%, 6/1/32	$1,000	$1,202,320
Virginia Housing Development Authority, 2.45%, 7/1/19	500	521,575

		$1,723,895

Insured – Escrowed / Prerefunded — 2.3%
Cook County, IL, Community High School District No. 219, Niles Township, (FGIC), Escrowed to Maturity, 5.50%, 12/1/19	$2,000	$2,342,340
King County, WA, Sewer Revenue, (AGM), Prerefunded to 1/1/17, 5.00%, 1/1/36	860	895,931
Palm Beach County, FL, School District, (AGM), Prerefunded to 8/1/16, 5.00%, 8/1/22	2,725	2,789,610
Palm Beach County, FL, School District, (AGM), Prerefunded to 8/1/16, 5.00%, 8/1/23	4,000	4,094,840
West Virginia, (NPFG), Prerefunded to 11/1/18, 5.20%, 11/1/26	25	28,484

		$10,151,205

Insured – General Obligations — 2.0%
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	$4,000	$1,899,760
Independence, MO, School District, (AGM), 5.00%, 3/1/16	2,445	2,455,685
Massachusetts, (AMBAC), 5.50%, 12/1/23	1,000	1,293,750
Rockland County, NY, (Public Improvement), (AGM), 4.00%, 5/1/23	2,010	2,322,354
Sweetwater Union High School District, CA, (BAM), 5.00%, 8/1/23	760	940,857

		$8,912,406

Insured – Special Tax Revenue — 0.4%
Successor Agency to the Rancho Cucamonga Redevelopment Agency, CA, (AGM), 5.00%, 9/1/23	$1,350	$1,679,292

		$1,679,292

Insured – Water and Sewer — 0.5%
Massachusetts Water Resources Authority, (AGM), 5.50%, 8/1/20	$2,000	$2,400,900

		$2,400,900

Lease Revenue / Certificates of Participation — 4.0%
Boulder County, CO, (Flood Reconstruction), 5.00%, 12/1/24	$1,125	$1,307,419
Cincinnati, OH, City School District, 5.00%, 12/15/29	1,585	1,875,388
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/25	250	312,305

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/27	$300	$369,585
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/28	240	292,622
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/29	170	206,089
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/23(1)	400	466,216
Michigan Building Authority, 5.00%, 4/15/21	5,000	5,937,400
Michigan Strategic Fund, Limited Obligation Revenue, (Facility for Rare Isotope Beams), 5.00%, 3/1/20	750	866,475
Michigan Strategic Fund, Limited Obligation Revenue, (Facility for Rare Isotope Beams), 5.00%, 3/1/22	750	908,790
Monmouth County Improvement Authority, NJ, (Brookdale Community College), 5.00%, 8/1/28	250	315,743
Monmouth County Improvement Authority, NJ, (Brookdale Community College), 5.00%, 8/1/30	210	262,025
Orange County, FL, School Board, 5.00%, 8/1/17	500	532,530
Orange County, FL, School Board, 5.00%, 8/1/18	500	551,090
South Dakota Building Authority, 5.00%, 6/1/26	1,000	1,227,700
South Dakota Building Authority, 5.00%, 6/1/27	500	607,605
South Dakota Building Authority, 5.00%, 6/1/32	1,500	1,770,735

		$17,809,717

Other Revenue — 3.3%
Bergen County, NJ, Improvement Authority, (East Rutherford Refunding Project), 5.00%, 12/15/25	$260	$336,734
California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), 0.29%, Variable to 4/2/18 (Put Date), 10/1/47(2)	9,500	9,416,495
Camden County Improvement Authority, NJ, 5.00%, 1/15/25	425	531,786
Massachusetts Development Finance Agency, 5.00%, 5/1/32	1,000	1,180,710
Monmouth County Improvement Authority, NJ, 5.00%, 12/1/23	375	468,596
Texas Public Finance Authority, (Unemployment Compensation), 4.00%, 1/1/18	3,000	3,047,310

		$14,981,631

Public Power / Electric Utilities — 0.4%
Concord, NC, Limited Obligation Bonds, 5.00%, 6/1/26	$1,490	$1,826,710

		$1,826,710

Special Tax Revenue — 3.4%
Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/24	$1,000	$1,236,610
Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/26	850	1,048,186
Lafayette, LA, Sales Tax Revenue, 5.00%, 3/1/22	1,000	1,213,680

20	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Marana, AZ, Excise Tax Revenue, 4.00%, 7/1/20	$765	$851,912
Massachusetts School Building Authority, Dedicated Sales Tax Revenue, 5.00%, 5/15/33	2,000	2,390,320
Mesa, AZ, 5.00%, 7/1/27	1,850	1,958,798
New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 11/1/31	3,220	3,860,136
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/23	400	460,580
Southlake Parks Development Corp., TX, 3.00%, 2/15/21	1,340	1,455,066
Thornton Development Authority, CO, 5.00%, 12/1/24	300	364,953
Thornton Development Authority, CO, 5.00%, 12/1/25	160	192,477

		$15,032,718

Transportation — 13.2%
Chicago, IL, (Midway International Airport), 5.00%, 1/1/21	$820	$959,925
Chicago, IL, (Midway International Airport), 5.00%, 1/1/22	800	952,096
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/25	5,000	6,146,650
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/32	7,000	8,166,130
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/33	1,000	1,161,470
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/34	1,000	1,158,910
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/18	1,000	1,109,100
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/19	2,500	2,856,000
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/32	4,000	4,749,280
Delaware River and Bay Authority, 5.00%, 1/1/21	1,000	1,177,420
Florida Department of Transportation, 5.00%, 7/1/25	900	1,024,308
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	1,000	1,227,160
Illinois Toll Highway Authority, 5.00%, 1/1/32	1,000	1,197,080
Illinois Toll Highway Authority, 5.00%, 1/1/33	1,775	2,106,144
Kansas Department of Transportation, 5.00%, 9/1/27	3,715	4,726,335
Louisiana Transportation Authority, 5.00%, 8/15/30	1,885	2,225,280
Louisiana Transportation Authority, 5.00%, 8/15/31	1,230	1,444,844
Louisiana Transportation Authority, 5.00%, 8/15/32	1,090	1,275,474
Massachusetts Transportation Fund, (Accelerated Bridge Program), 5.00%, 6/1/22	1,000	1,203,550
Massachusetts, (Rail Enhancement Program), 5.00%, 6/1/22	1,185	1,461,638
Metropolitan Transportation Authority, NY, 5.00%, 11/15/28	3,500	4,128,110
Metropolitan Transportation Authority, NY, 5.00%, 11/15/32	1,000	1,169,350
North Carolina, Grant Anticipation Revenue, 5.25%, 3/1/20	1,950	2,206,016
Virginia Transportation Board, 5.00%, 3/15/20	2,500	2,903,325
Wisconsin Department of Transportation, Prerefunded to 7/1/19, 5.00%, 7/1/23	2,000	2,276,800

		$59,012,395

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 7.6%
Auburn Water Works Board, AL, 5.00%, 9/1/33	$1,640	$1,950,649
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/31	150	177,843
Cherokee County Water and Sewerage Authority, GA, 5.00%, 8/1/32(1)	500	619,025
Cobb County-Marietta Water Authority, GA, 5.00%, 11/1/28	375	476,145
East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/30	3,870	4,832,005
Greater New Haven Water Pollution Control Authority, CT, 5.00%, 8/15/24	300	373,170
Greater New Haven Water Pollution Control Authority, CT, 5.00%, 8/15/29	600	718,074
Hamilton County, OH, Sewer System, 5.00%, 12/1/24	1,000	1,240,370
Hamilton County, OH, Sewer System, 5.00%, 12/1/28	2,210	2,666,498
Honolulu City and County, HI, Wastewater System Revenue, 5.00%, 7/1/22	440	498,705
Lakeland, FL, Water and Wastewater Revenue, 5.00%, 10/1/26	470	555,963
Mobile, AL, Water & Sewer Commissioners, 5.00%, 1/1/29	1,705	2,046,290
Montana, Water Pollution Control Revolving Fund, 5.00%, 7/15/28	240	279,989
Montana, Water Pollution Control Revolving Fund, 5.00%, 7/15/29	410	477,342
New York Environmental Facilities Corp., Clean Water and Drinking Water, 4.00%, 6/15/19	50	55,304
New York Environmental Facilities Corp., Clean Water and Drinking Water, 5.00%, 6/15/31	295	359,263
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/20	775	907,726
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/29	3,900	4,477,629
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/30	1,000	1,149,370
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), Series EE, 5.00%, 6/15/35	1,155	1,359,042
Northeast Ohio Regional Sewer District, 5.00%, 11/15/38	1,000	1,175,920
Rapid City, SD, Water Revenue, 4.00%, 11/1/30	1,000	1,114,590
Rogers, AR, Water Revenue, 2.75%, 11/1/23	40	42,064
St. Joseph, MO, Industrial Development Authority, (Sewerage System Improvements), 5.00%, 4/1/26	95	115,881
St. Joseph, MO, Industrial Development Authority, (Sewerage System Improvements), 5.00%, 4/1/27	1,500	1,813,170
Tallahassee, FL, Consolidated Utility Systems Revenue, 5.00%, 10/1/28	1,100	1,336,654
Tucson, AZ, Water System Revenue, 5.00%, 7/1/29	485	595,357
Union County, NC, Enterprise Systems Revenue, 5.00%, 6/1/29	250	310,660

21	See Notes to Financial Statements.

Eaton Vance

TABS Intermediate-Term Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Union County, NC, Enterprise Systems Revenue, 5.00%, 6/1/32	$400	$489,076
Westmoreland County, PA, Municipal Authority, Water and Sewer Revenue, 5.00%, 8/15/31	1,735	2,021,153

		$34,234,927

Total Tax-Exempt Municipal Securities — 94.0% (identified cost $396,301,647)		$420,853,264

Taxable Municipal Securities — 0.5%

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 0.3%
Successor Agency to San Diego Redevelopment Agency, CA, 3.625%, 9/1/25	$625	$635,900
Successor Agency to San Diego Redevelopment Agency, CA, 3.75%, 9/1/26	625	637,619

		$1,273,519

Water and Sewer — 0.2%
Houston, TX, Utility System Revenue, 3.228%, 5/15/22	$1,100	$1,164,152

		$1,164,152

Total Taxable Municipal Securities — 0.5% (identified cost $2,403,863)		$2,437,671

U.S. Treasury Obligations — 0.4%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Note, 1.625%, 11/15/22	$1,670	$1,668,565

Total U.S. Treasury Obligations — 0.4% (identified cost $1,642,734)		$1,668,565

Total Investments — 94.9% (identified cost $400,348,244)		$424,959,500

Other Assets, Less Liabilities — 5.1%		$22,635,292

Net Assets — 100.0%		$447,594,792

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2016, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	12.0%
Illinois	10.5%
Others, representing less than 10% individually	72.0%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2016, 5.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from less than 0.05% to 4.4% of total investments.

(1)	When-issued security.

(2)	Floating-rate security. The stated interest rate represents the rate in effect at January 31, 2016.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BAM	–	Build America Mutual Assurance Co.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

22	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Statements of Assets and Liabilities

	January 31, 2016
Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
Investments —
Identified cost	$476,592,670	$400,348,244
Unrealized appreciation	19,207,075	24,611,256
Investments, at value	$495,799,745	$424,959,500
Cash	$26,331,187	$21,374,279
Interest receivable	5,153,546	3,470,123
Receivable for investments sold	12,810,267	6,114,519
Receivable for Fund shares sold	1,798,645	1,502,432
Receivable from affiliate	—	42,638
Total assets	$541,893,390	$457,463,491

Liabilities
Payable for investments purchased	$9,130,528	$—
Payable for when-issued securities	1,121,820	8,491,419
Payable for Fund shares redeemed	771,428	535,739
Distributions payable	117,361	439,596
Payable to affiliates:
Investment adviser and administration fee	244,571	224,778
Distribution and service fees	120,613	45,405
Accrued expenses	145,833	131,762
Total liabilities	$11,652,154	$9,868,699
Net Assets	$530,241,236	$447,594,792

Sources of Net Assets
Paid-in capital	$509,516,380	$424,840,007
Accumulated net realized gain (loss)	1,585,087	(1,842,012)
Accumulated distributions in excess of net investment income	(67,306)	(14,459)
Net unrealized appreciation	19,207,075	24,611,256
Net Assets	$530,241,236	$447,594,792

Class A Shares
Net Assets	$227,241,902	$61,226,784
Shares Outstanding	21,260,684	4,924,337
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.69	$12.43
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.94	$12.72

Class C Shares
Net Assets	$85,043,346	$38,737,244
Shares Outstanding	7,974,536	3,116,522
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.66	$12.43

Class I Shares
Net Assets	$217,955,988	$347,630,764
Shares Outstanding	20,386,220	27,934,646
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.69	$12.44

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

23	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Statements of Operations

	Year Ended January 31, 2016
Investment Income	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
Interest	$11,524,605	$10,157,607
Total investment income	$11,524,605	$10,157,607

Expenses
Investment adviser and administration fee	$2,944,595	$2,389,360
Distribution and service fees
Class A	567,323	148,059
Class C	929,985	359,919
Trustees’ fees and expenses	29,124	22,777
Custodian fee	130,324	101,522
Transfer and dividend disbursing agent fees	180,038	228,480
Legal and accounting services	62,739	56,989
Printing and postage	27,651	31,096
Registration fees	59,832	97,324
Miscellaneous	17,118	15,996
Total expenses	$4,948,729	$3,451,522
Deduct —
Reduction of custodian fee	$1,831	$5,537
Allocation of expenses to affiliate	—	349,559
Total expense reductions	$1,831	$355,096

Net expenses	$4,946,898	$3,096,426

Net investment income	$6,577,707	$7,061,181

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$4,720,936	$733,109
Net realized gain	$4,720,936	$733,109
Change in unrealized appreciation (depreciation) —
Investments	$(5,164,823)	$4,175,864
Net change in unrealized appreciation (depreciation)	$(5,164,823)	$4,175,864

Net realized and unrealized gain (loss)	$(443,887)	$4,908,973

Net increase in net assets from operations	$6,133,820	$11,970,154

24	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Statements of Changes in Net Assets

	Year Ended January 31, 2016
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
From operations —
Net investment income	$6,577,707	$7,061,181
Net realized gain from investment transactions	4,720,936	733,109
Net change in unrealized appreciation (depreciation) from investments	(5,164,823)	4,175,864
Net increase in net assets from operations	$6,133,820	$11,970,154
Distributions to shareholders —
From net investment income
Class A	$(2,845,425)	$(975,578)
Class C	(470,233)	(323,197)
Class I	(3,248,960)	(5,753,014)
From net realized gain
Class A	(1,306,849)	—
Class C	(503,130)	—
Class I	(1,230,184)	—
Total distributions to shareholders	$(9,604,781)	$(7,051,789)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$39,218,612	$18,169,588
Class C	6,508,955	9,644,872
Class I	58,154,928	168,248,497
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,515,265	658,017
Class C	814,295	153,605
Class I	3,088,035	1,532,108
Cost of shares redeemed
Class A	(58,041,680)	(16,841,322)
Class C	(27,847,837)	(8,820,903)
Class I	(83,949,742)	(99,243,744)
Net increase (decrease) in net assets from Fund share transactions	$(58,539,169)	$73,500,718

Net increase (decrease) in net assets	$(62,010,130)	$78,419,083

Net Assets
At beginning of year	$592,251,366	$369,175,709
At end of year	$530,241,236	$447,594,792

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(67,306)	$(14,459)

25	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Statements of Changes in Net Assets — continued

	Year Ended January 31, 2015
Increase (Decrease) in Net Assets	Short-Term Municipal Bond Fund	Intermediate-Term Municipal Bond Fund
From operations —
Net investment income	$6,817,069	$5,412,702
Net realized gain from investment transactions	3,749,518	5,884,325
Net change in unrealized appreciation (depreciation) from investments	6,563,573	13,550,306
Net increase in net assets from operations	$17,130,160	$24,847,333
Distributions to shareholders —
From net investment income
Class A	$(3,216,135)	$(1,017,096)
Class C	(450,854)	(292,442)
Class I	(3,136,961)	(4,097,324)
From net realized gain
Class A	(360,918)	—
Class C	(159,846)	—
Class I	(349,449)	—
Total distributions to shareholders	$(7,674,163)	$(5,406,862)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$36,242,226	$22,404,741
Class C	6,647,343	9,824,971
Class I	99,730,371	136,696,572
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,054,342	715,727
Class C	512,032	134,793
Class I	2,140,497	964,737
Cost of shares redeemed
Class A	(131,180,326)	(37,147,802)
Class C	(44,765,747)	(9,055,659)
Class I	(90,672,804)	(61,757,327)
Net increase (decrease) in net assets from Fund share transactions	$(118,292,066)	$62,780,753

Net increase (decrease) in net assets	$(108,836,069)	$82,221,224

Net Assets
At beginning of year	$701,087,435	$286,954,485
At end of year	$592,251,366	$369,175,709

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(67,306)	$(14,459)

26	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Financial Highlights

	Short-Term Municipal Bond Fund — Class A
	Year Ended January 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$10.740		$10.580		$10.660		$10.810		$10.230

Income (Loss) From Operations
Net investment income	$0.134		$0.122		$0.081		$0.060		$0.078
Net realized and unrealized gain (loss)	0.011	(1)	0.173		(0.069)		0.069		0.626

Total income from operations	$0.145		$0.295		$0.012		$0.129		$0.704

Less Distributions
From net investment income	$(0.133)		$(0.119)		$(0.077)		$(0.054)		$(0.078)
From net realized gain	(0.062)		(0.016)		(0.015)		(0.225)		(0.046)

Total distributions	$(0.195)		$(0.135)		$(0.092)		$(0.279)		$(0.124)

Net asset value — End of year	$10.690		$10.740		$10.580		$10.660		$10.810

Total Return(2)	1.38%		2.80%		0.12%		1.20%		6.92%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$227,242		$243,950		$331,625		$515,694		$492,264
Ratios (as a percentage of average daily net assets):
Expenses	0.89	%(3)	0.90	%(3)	0.90	%(3)	0.88	%(4)	0.89	%(3)
Net investment income	1.26%		1.12%		0.72%		0.54%		0.74%
Portfolio Turnover	47%		33%		82%		72%		80%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 0.87% for the year ended January 31, 2013.

27	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class C
	Year Ended January 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$10.720		$10.560		$10.640		$10.820		$10.240

Income (Loss) From Operations
Net investment income (loss)	$0.054	(1)	$0.040	(1)	$(0.017)		$(0.020)		$(0.001)
Net realized and unrealized gain (loss)	0.001	(2)	0.175		(0.048)		0.065		0.629

Total income (loss) from operations	$0.055		$0.215		$(0.065)		$0.045		$0.628

Less Distributions
From net investment income	$(0.053)		$(0.039)		$(0.000	)(3)	$—		$(0.002)
From net realized gain	(0.062)		(0.016)		(0.015)		(0.225)		(0.046)

Total distributions	$(0.115)		$(0.055)		$(0.015)		$(0.225)		$(0.048)

Net asset value — End of year	$10.660		$10.720		$10.560		$10.640		$10.820

Total Return(4)	0.53%		2.04%		(0.61)%		0.41%		6.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$85,043		$106,273		$142,087		$223,992		$185,291
Ratios (as a percentage of average daily net assets):
Expenses	1.65	%(5)	1.65	%(5)	1.65	%(5)	1.63	%(6)	1.64	%(5)
Net investment income (loss)	0.51%		0.37%		(0.03)%		(0.21)%		(0.01)%
Portfolio Turnover	47%		33%		82%		72%		80%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Expenses after custodian fee reduction were 1.62% for the year ended January 31, 2013.

28	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	Short-Term Municipal Bond Fund — Class I
	Year Ended January 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$10.750		$10.590		$10.660		$10.810		$10.230

Income (Loss) From Operations
Net investment income	$0.161		$0.145		$0.107		$0.088		$0.105
Net realized and unrealized gain (loss)	0.001	(1)	0.177		(0.059)		0.068		0.626

Total income from operations	$0.162		$0.322		$0.048		$0.156		$0.731

Less Distributions
From net investment income	$(0.160)		$(0.146)		$(0.103)		$(0.081)		$(0.105)
From net realized gain	(0.062)		(0.016)		(0.015)		(0.225)		(0.046)

Total distributions	$(0.222)		$(0.162)		$(0.118)		$(0.306)		$(0.151)

Net asset value — End of year	$10.690		$10.750		$10.590		$10.660		$10.810

Total Return(2)	1.54%		3.06%		0.46%		1.45%		7.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$217,956		$242,029		$227,375		$336,597		$310,609
Ratios (as a percentage of average daily net assets):
Expenses	0.64	%(3)	0.65	%(3)	0.65	%(3)	0.63	%(4)	0.64	%(3)
Net investment income	1.51%		1.37%		0.97%		0.79%		0.99%
Portfolio Turnover	47%		33%		82%		72%		80%

(1)

The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 0.62% for the year ended January 31, 2013.

29	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class A
	Year Ended January 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$12.320		$11.600		$11.840		$11.780		$10.380

Income (Loss) From Operations
Net investment income	$0.199		$0.191		$0.141		$0.097		$0.152
Net realized and unrealized gain (loss)	0.110		0.720		(0.197)		0.231		1.451

Total income (loss) from operations	$0.309		$0.911		$(0.056)		$0.328		$1.603

Less Distributions
From net investment income	$(0.199)		$(0.191)		$(0.141)		$(0.097)		$(0.152)
From net realized gain	—		—		(0.043)		(0.171)		(0.051)

Total distributions	$(0.199)		$(0.191)		$(0.184)		$(0.268)		$(0.203)

Net asset value — End of year	$12.430		$12.320		$11.600		$11.840		$11.780

Total Return(1)	2.57%		7.91%		(0.44)%		2.79%		15.58%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$61,227		$58,616		$68,873		$115,170		$67,785
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.90	%(3)	0.92	%(3)	0.95	%(3)	0.96	%(4)	0.95	%(3)
Net investment income	1.65%		1.60%		1.16%		0.80%		1.14%
Portfolio Turnover	62%		77%		145%		103%		125%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.09%, 0.08%, 0.05%, 0.05% and 0.16% of average daily net assets for the years ended January 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent these reimbursements, total return would be lower.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 0.95% for the year ended January 31, 2013.

30	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class C
	Year Ended January 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$12.310		$11.600		$11.830		$11.780		$10.380

Income (Loss) From Operations
Net investment income	$0.109		$0.102		$0.051		$0.008		$0.071
Net realized and unrealized gain (loss)	0.120		0.709		(0.184)		0.225		1.451

Total income (loss) from operations	$0.229		$0.811		$(0.133)		$0.233		$1.522

Less Distributions
From net investment income	$(0.109)		$(0.101)		$(0.054)		$(0.012)		$(0.071)
From net realized gain	—		—		(0.043)		(0.171)		(0.051)

Total distributions	$(0.109)		$(0.101)		$(0.097)		$(0.183)		$(0.122)

Net asset value — End of year	$12.430		$12.310		$11.600		$11.830		$11.780

Total Return(1)	1.88%		7.02%		(1.10)%		1.98%		14.73%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$38,737		$37,435		$34,434		$57,816		$25,215
Ratios (as a percentage of average daily net assets):
Expenses(2)	1.65	%(3)	1.67	%(3)	1.70	%(3)	1.71	%(4)	1.70	%(3)
Net investment income	0.90%		0.85%		0.40%		0.04%		0.45%
Portfolio Turnover	62%		77%		145%		103%		125%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.09%, 0.08%, 0.05%, 0.05% and 0.16% of average daily net assets for the years ended January 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent these reimbursements, total return would be lower.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 1.70% for the year ended January 31, 2013.

31	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	Intermediate-Term Municipal Bond Fund — Class I
	Year Ended January 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$12.330		$11.610		$11.850		$11.790		$10.380

Income (Loss) From Operations
Net investment income	$0.230		$0.221		$0.169		$0.127		$0.181
Net realized and unrealized gain (loss)	0.110		0.720		(0.197)		0.231		1.461

Total income (loss) from operations	$0.340		$0.941		$(0.028)		$0.358		$1.642

Less Distributions
From net investment income	$(0.230)		$(0.221)		$(0.169)		$(0.127)		$(0.181)
From net realized gain	—		—		(0.043)		(0.171)		(0.051)

Total distributions	$(0.230)		$(0.221)		$(0.212)		$(0.298)		$(0.232)

Net asset value — End of year	$12.440		$12.330		$11.610		$11.850		$11.790

Total Return(1)	2.82%		8.17%		(0.19)%		3.05%		15.97%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$347,631		$273,125		$183,648		$253,476		$107,826
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.65	%(3)	0.67	%(3)	0.70	%(3)	0.71	%(4)	0.70	%(3)
Net investment income	1.90%		1.84%		1.41%		1.04%		1.58%
Portfolio Turnover	62%		77%		145%		103%		125%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.09%, 0.08%, 0.05%, 0.05% and 0.16% of average daily net assets for the years ended January 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent these reimbursements, total return would be lower.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 0.70% for the year ended January 31, 2013.

32	See Notes to Financial Statements.

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, two of which, each diversified, are included in these financial statements. They include Eaton Vance TABS Short-Term Municipal Bond Fund (Short-Term Municipal Bond Fund) and Eaton Vance TABS Intermediate-Term Municipal Bond Fund (Intermediate-Term Municipal Bond Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to seek after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2016, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

33

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended January 31, 2016 and January 31, 2015 was as follows:

	Year Ended January 31, 2016
	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Distributions declared from:
Tax-exempt income	$6,546,304	$7,051,200
Ordinary income	$18,314	$589
Long-term capital gains	$3,040,163	$—

	Year Ended January 31, 2015
	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Distributions declared from:
Tax-exempt income	$6,792,220	$5,406,862
Ordinary income	$11,730	$—
Long-term capital gains	$870,213	$—

During the year ended January 31, 2016, the following amounts were reclassified due to differences between book and tax accounting, primarily for premium amortization, accretion of market discount and for the Short-Term Municipal Bond Fund, its use of equalization accounting.

34

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Change in:
Paid-in capital	$466,620	$—
Accumulated net realized gain (loss)	$(453,531)	$9,392
Accumulated distributions in excess of net investment income	$(13,089)	$(9,392)

Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund
Undistributed tax-exempt income	$50,055	$425,137
Undistributed long-term capital gains	$1,554,804	$—
Deferred capital losses	$—	$(1,848,013)
Net unrealized appreciation	$19,237,358	$24,617,257
Other temporary differences	$(117,361)	$(439,596)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount and for the Short-Term Municipal Bond Fund, the tax treatment of short-term capital gains.

At January 31, 2016, the Intermediate-Term Municipal Bond Fund, for federal income tax purposes, had deferred capital losses of $1,848,013 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at January 31, 2016, $1,848,013 are short-term.

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2016, as determined on a federal income tax basis, were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Aggregate cost	$476,562,387	$400,342,243

Gross unrealized appreciation	$19,303,718	$24,648,103
Gross unrealized depreciation	(66,360)	(30,846)

Net unrealized appreciation	$19,237,358	$24,617,257

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

35

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

	Annual Asset Rate
Daily Net Assets	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Up to $500 million	0.55%	0.60%
$500 million up to $1 billion	0.54%	0.60%

On average daily net assets of $1 billion or more, the rates are reduced. For the year ended January 31, 2016, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Investment Adviser and Administration Fee	$2,944,595	$2,389,360
Effective Annual Rate	0.55%	0.60%

For Intermediate-Term Municipal Bond Fund, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.90%, 1.65% and 0.65% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after May 31, 2016. Pursuant to this agreement, EVM was allocated $349,559 of the Intermediate-Term Municipal Bond Fund’s operating expenses for the year ended January 31, 2016.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charges on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended January 31, 2016 were as follows:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

EVM’s Sub-Transfer Agent Fees	$3,475	$1,638
EVD’s Class A Sales Charges	$4,150	$6,644

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended January 31, 2016 for Class A shares amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class A Distribution and Service Fees	$567,323	$148,059

36

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the year ended January 31, 2016, the Funds paid or accrued to EVD the following distribution fees:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class C Distribution Fees	$697,489	$269,939

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended January 31, 2016 amounted to the following:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class C Service Fees	$232,496	$89,980

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares of the Intermediate-Term Municipal Bond Fund may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Prior to September 30, 2015, Class A shares of the Short-Term Municipal Bond Fund may have been subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares of the Short-Term Municipal Bond Fund was eliminated. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended January 31, 2016, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	Short-Term Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Class A	$12,000	$3,000
Class C	$5,000	$—

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended January 31, 2016 were as follows:

Short-Term Municipal Bond Fund
	Purchases	Sales

Investments (non-U.S. Government)	$224,047,411	$324,048,077
U.S. Government and Agency Securities	22,895,195	3,095,730

	$246,942,606	$327,143,807

37

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

Intermediate-Term Municipal Bond Fund
	Purchases	Sales

Investments (non-U.S. Government)	$308,799,258	$232,108,218
U.S. Government and Agency Securities	2,848,656	1,211,297

	$311,647,914	$233,319,515

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Short-Term Municipal Bond Fund
	Year Ended January 31, 2016
	Class A	Class C	Class I

Sales	3,692,417	614,437	5,474,879
Issued to shareholders electing to receive payments of distributions in Fund shares	331,352	77,003	290,986
Redemptions	(5,469,970)	(2,630,812)	(7,901,448)

Net decrease	(1,446,201)	(1,939,372)	(2,135,583)

	Year Ended January 31, 2015
	Class A	Class C	Class I

Sales	3,407,571	626,175	9,357,723
Issued to shareholders electing to receive payments of distributions in Fund shares	286,658	48,151	200,734
Redemptions	(12,321,631)	(4,215,813)	(8,515,072)

Net increase (decrease)	(8,627,402)	(3,541,487)	1,043,385

Intermediate-Term Municipal Bond Fund
	Year Ended January 31, 2016
	Class A	Class C	Class I

Sales	1,504,143	794,505	13,865,982
Issued to shareholders electing to receive payments of distributions in Fund shares	54,287	12,677	126,241
Redemptions	(1,392,567)	(730,661)	(8,210,542)

Net increase	165,863	76,521	5,781,681

	Year Ended January 31, 2015
	Class A	Class C	Class I

Sales	1,882,799	821,312	11,424,387
Issued to shareholders electing to receive payments of distributions in Fund shares	59,954	11,275	80,335
Redemptions	(3,122,032)	(762,072)	(5,169,721)

Net increase (decrease)	(1,179,279)	70,515	6,335,001

38

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended January 31, 2016.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2016, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Short-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$452,736,037	$—	$452,736,037
Taxable Municipal Securities	—	21,614,782	—	21,614,782
Corporate Bonds & Notes	—	1,265,320	—	1,265,320
U.S. Treasury Obligations	—	20,183,606	—	20,183,606

Total Investments	$—	$495,799,745	$—	$495,799,745

Intermediate-Term Municipal Bond Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$420,853,264	$—	$420,853,264
Taxable Municipal Securities	—	2,437,671	—	2,437,671
U.S. Treasury Obligations	—	1,668,565	—	1,668,565

Total Investments	$—	$424,959,500	$—	$424,959,500

The Funds held no investments or other financial instruments as of January 31, 2015 whose fair value was determined using Level 3 inputs. At January 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

39

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance TABS Short-Term Municipal Bond Fund and Eaton Vance TABS Intermediate-Term Municipal Bond Fund as of January 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2016

40

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2016, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS Short-Term Municipal Bond Fund	99.72%
TABS Intermediate-Term Municipal Bond Fund	99.99%

Capital Gains Dividends.  The TABS Short-Term Municipal Bond Fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2016, $3,551,751 or, if subsequently determined to be different, the net capital gain of such year.

41

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

42

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

43

Eaton Vance

TABS Municipal Bond Funds

January 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

44

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

45

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Offices of the Funds

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

6096 1.31.16

Eaton Vance

TABS Laddered Municipal Bond Funds

Annual Report

January 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report January 31, 2016

Eaton Vance

TABS Laddered Municipal Bond Funds

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

TABS 1-to-10 Year Laddered Municipal Bond Fund	4
TABS 5-to-15 Year Laddered Municipal Bond Fund	6
TABS 10-to-20 Year Laddered Municipal Bond Fund	8

Endnotes and Additional Disclosures	10

Fund Expenses	11

Financial Statements	13

Report of Independent Registered Public Accounting Firm	48

Federal Tax Information	49

Management and Organization	50

Important Notices	53

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the fiscal year began on February 1, 2015, municipal bonds were just ending a rally that had lasted for more than a year. In the first month of the period, rates began to creep upward as investors believed the Federal Reserve Board (the Fed) was getting closer to a rate hike. From February through June 2015, municipal returns turned negative as a flood of new issuance, along with modest outflows from municipal mutual funds, put additional downward pressure on bond prices.

Beginning in July 2015, however, municipal returns turned positive again. The following month, China surprised the markets by devaluing its currency. Commodity prices continued to fall, as they had for most of the period, and the Fed decided not to take action at its September meeting. Against this backdrop, many asset classes experienced dramatic volatility for the remainder of the period. But the municipal market, a high quality asset class with a generally improving credit landscape, continued its steady rally despite a Fed rate hike in December. A combination of lower than expected new issue supply and strong inflows into municipal mutual funds in the final quarter of 2015 was an additional tailwind for the asset class.

In January of 2016, the municipal rally accelerated as U.S. equities experienced what was widely reported as their worst-ever start to a new year. The combination of plummeting oil prices, slowing economic growth in China and a strengthening U.S. dollar all helped drive a global “flight to quality,” with investors fleeing asset classes perceived as risky for the perceived relative safety of U.S. Treasurys. As a result, Treasury prices rallied sharply in the final month of the period, and municipal bonds rallied along with Treasurys. Even the Commonwealth of Puerto Rico’s January 1, 2016 default on various municipal bond and debt service payments, which the market had anticipated for some time, failed to put a damper on the municipal market rally.

For the one-year period as a whole, municipal bond prices ended close to where they began, with total return derived primarily from interest income. For AAA-rated6 issues, interest rates declined slightly in the five- to 15-year area of the curve and rose modestly in the one- to four-year and 16- to 30-year parts of the curve.

Fund Performance

Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund Class A shares at net asset value (NAV) had a total return of 4.12% for the period from the Fund’s inception on May 4, 2015 through the end of its first fiscal year on January 31, 2016. By comparison, the Fund’s benchmark, the Barclays Short-Intermediate 1-10 Year Municipal Bond Index,2 returned 2.67% for the same period. Meanwhile, Class A shares of the Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund) returned 3.23% at NAV for the 12 months ended January 31, 2016, compared with a 3.24% return for the Fund’s primary benchmark, the Barclays 10 Year Municipal Bond Index, for the same 12-month period. Effective April 15, 2015, the Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund changed its name, investment objective and investment strategy to invest at least 80% of its net assets in municipal obligations with final maturities of between five and fifteen years, the interest on which is exempt from regular federal income tax. In addition, Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund Class A shares at NAV had a total return of 8.11% for the period from that Fund’s inception on May 4, 2015 through the end of its first fiscal year on January 31, 2016. By comparison, the Fund’s benchmark, the Barclays 15 Year Municipal Bond Index, returned 5.61% for the same period. The Indices are unmanaged and their returns do not reflect the effect of any applicable sales charges, commissions, or expenses.

The Eaton Vance TABS Laddered Municipal Bond Funds each provide a rules-based, approximately equal-weighted approach to municipal investing with the objective of seeking current income exempt from regular federal income tax. During their respective reporting periods ended January 31, 2016, security selection was the primary contributor to performance versus their respective benchmarks for all three of the TABS Laddered Municipal Bond Funds.

Credit quality also contributed to performance versus their respective benchmarks for all three Funds. During a period when lower-rated securities outperformed higher-rated issues, each Fund was overweight versus its benchmark in stronger-performing A- and BBB-rated bonds and underweight versus its benchmark in weaker-performing AA- and AAA-rated securities.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Management’s Discussion of Fund Performance1 — continued

Fund-specific Results

For the Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund, security selection and credit quality, as noted above, aided performance versus its benchmark during the period. Yield curve positioning helped performance relative to the benchmark as well. During a period when bonds with one to four years remaining to maturity underperformed bonds with five to 10 years remaining to maturity, the Fund was underweight versus the benchmark in the weaker-performing one- to four-year area of the yield curve and overweight versus the benchmark in the stronger-performing five- to 10-year area of the curve. In contrast, the Fund’s underweight versus the benchmark in high premium bonds, with coupon interest rates of 7% and higher, hurt results relative to the benchmark as high premium bonds performed strongly during the period. For the Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund, security selection and credit quality, as noted above, aided performance versus its benchmark during the period. In contrast, yield curve positioning detracted from performance relative to the benchmark. Whereas the Fund held bonds with maturities from five to 15 years, its benchmark, the Barclays 10 Year Municipal Bond Index, held only bonds with maturities between eight and 11 years. The Fund’s holdings in bonds with five- and 15-year maturities underperformed the eight- to 11-year bonds in the benchmark and thus detracted from performance versus the benchmark. The Fund’s underweight versus the benchmark in high premium bonds, which performed strongly during the period, hurt results relative to the benchmark as well.

For the Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund, security selection and credit quality, as noted above, helped performance versus its benchmark during the period. Yield curve positioning contributed to performance relative to the benchmark as well. While the Fund held bonds with maturities ranging from 10 to 20 years, its benchmark, the Barclays 15 Year Municipal Bond Index, held only bonds with maturities between 12 and 17 years. The Fund was overweight versus the benchmark in bonds with maturities of 14 years and shorter, an area of the curve that outperformed longer-maturity issues during the period. In addition, the Fund was underweight versus the benchmark in bonds with maturities over 14 years, which underperformed shorter-maturity issues. In contrast, the Fund’s underweight versus the benchmark in high premium bonds hurt results relative to the benchmark, as high premium bonds performed strongly during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2016

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Devin J. Cooch, CFA

% Cumulative Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/04/2015	05/04/2015	—	—	4.12%
Class A with 4.75% Maximum Sales Charge	—	—	—	—	–0.84
Class C at NAV	05/04/2015	05/04/2015	—	—	3.55
Class C with 1% Maximum Sales Charge	—	—	—	—	2.55
Class I at NAV	05/04/2015	05/04/2015	—	—	4.42
Barclays Short-Intermediate 1–10 Year Municipal Bond Index	—	—	1.89%	3.40%	2.67%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.81%	1.56%	0.56%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.09%	0.22%	1.36%
SEC 30-day Yield			0.84	0.12	1.15

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	05/04/2015	$10,355	$10,255
Class I	$250,000	05/04/2015	$261,048	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2016

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2016

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/01/2010	02/01/2010	3.23%	8.83%	7.87%
Class A with 4.75% Maximum Sales Charge	—	—	–1.65	7.78	7.00
Class C at NAV	02/01/2010	02/01/2010	2.45	8.01	7.06
Class C with 1% Maximum Sales Charge	—	—	1.45	8.01	7.06
Class I at NAV	02/01/2010	02/01/2010	3.49	9.09	8.12
Barclays 10 Year Municipal Bond Index	—	—	3.24%	5.97%	5.42%
Barclays 15 Year Municipal Bond Index	—	—	3.65	7.06	6.00
Barclays Municipal Managed Money Long (10+) Year Bond Index	—	—	3.50	7.76	6.32

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.20%	1.95%	0.95%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			1.66%	0.84%	1.89%
SEC 30-day Yield			1.29	0.54	1.57

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/01/2010	$15,065	N.A.
Class I	$250,000	02/01/2010	$399,673	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2016

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2016

Performance2,3

Portfolio Managers James H. Evans, CFA, Brian C. Barney, CFA and Christopher J. Harshman, CFA

% Cumulative Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/04/2015	05/04/2015	—	—	8.11%
Class A with 4.75% Maximum Sales Charge	—	—	—	—	2.96
Class C at NAV	05/04/2015	05/04/2015	—	—	7.58
Class C with 1% Maximum Sales Charge	—	—	—	—	6.58
Class I at NAV	05/04/2015	05/04/2015	—	—	8.33
Barclays 15 Year Municipal Bond Index	—	—	3.65%	7.06%	5.61%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.81%	1.56%	0.56%
Net			0.65	1.40	0.40

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.32%	1.70%	2.74%
SEC 30-day Yield			1.94	1.34	2.37

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	05/04/2015	$10,758	$10,658
Class I	$250,000	05/04/2015	$270,831	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

8

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2016

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Short-Intermediate 1-10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1-10 years. Barclays 10 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 8-12 years. Barclays 15 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 12-17 years. Barclays Municipal Managed Money Long (10+) Year Bond Index is an unmanaged, tax-exempt bond market index that measures the 10+ year maturity component of the Barclays Municipal Managed Money Bond Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charges reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Effective 4/15/15, the TABS 5-to-15 Year Laddered Municipal Bond Fund (the Fund) changed its primary benchmark to Barclays 10 Year Municipal Bond Index because the investment adviser believes it is a more appropriate benchmark for the Fund. Performance prior to 4/15/15 reflects the Fund’s performance under its former investment objective and policies.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 5/31/16. Without the reimbursement, if applicable, performance would have been lower.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year- end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ. Yield reflects the effect of fee waivers and expense reimbursements.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

10

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 – January 31, 2016).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/15)	Ending Account Value (1/31/16)	Expenses Paid During Period* (8/1/15 – 1/31/16)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,030.10	$3.33	**	0.65%
Class C	$1,000.00	$1,026.30	$7.15	**	1.40%
Class I	$1,000.00	$1,032.40	$2.05	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2015.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

11

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Fund Expenses — continued

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/15)	Ending Account Value (1/31/16)	Expenses Paid During Period* (8/1/15 – 1/31/16)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,053.30	$3.36	**	0.65%
Class C	$1,000.00	$1,049.30	$7.23	**	1.40%
Class I	$1,000.00	$1,054.70	$2.07	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2015.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

	Beginning Account Value (8/1/15)	Ending Account Value (1/31/16)	Expenses Paid During Period* (8/1/15 – 1/31/16)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,064.00	$3.38	**	0.65%
Class C	$1,000.00	$1,060.80	$7.27	**	1.40%
Class I	$1,000.00	$1,065.60	$2.08	**	0.40%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.90	$3.31	**	0.65%
Class C	$1,000.00	$1,018.10	$7.12	**	1.40%
Class I	$1,000.00	$1,023.20	$2.04	**	0.40%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on July 31, 2015.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

12

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments

Tax-Exempt Investments — 97.0%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.2%
Idaho Bond Bank Authority, 4.25%, 9/15/16	$30	$30,728
Maine Municipal Bond Bank, (Maine Department of Transportation), 4.00%, 9/1/16	50	51,086
Maine Municipal Bond Bank, (TransCap Program), 5.00%, 9/1/17	50	53,489
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 2.00%, 6/15/16	65	65,459
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 5.50%, 6/15/16	70	71,419
North Dakota Public Finance Authority, 5.00%, 10/1/19	35	40,199
Oklahoma Water Resources Board, 5.00%, 4/1/19	25	28,261

		$340,641

Education — 11.1%
Cumberland County Municipal Authority, PA, (Dickinson College), 4.00%, 11/1/17	$30	$31,596
Kershaw County Public Schools Foundation, SC, 5.00%, 12/1/18	50	55,122
Kershaw County Public Schools Foundation, SC, 5.00%, 12/1/19	100	113,167
Kershaw County Public Schools Foundation, SC, 5.00%, 12/1/23	250	302,140
New York Dormitory Authority, (Icahn School of Medicine at Mount Sinai), 5.00%, 7/1/23	60	72,404
Ohio Higher Educational Facility Commission, (Case Western Reserve University), 6.25%, 10/1/17	65	71,057
Ohio University, 5.00%, 12/1/16	25	25,936
Red River Education Financing Corp., TX, (Texas Christian University), 4.00%, 3/15/18	145	154,756
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/19	145	163,015
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/22	165	200,280
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/25	120	151,656
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/26	150	191,256
Southcentral Pennsylvania General Authority, (York College of Pennsylvania), 5.00%, 11/1/18	200	220,688
Southcentral Pennsylvania General Authority, (York College of Pennsylvania), 5.00%, 11/1/24	250	306,760
UCF Stadium Corp., FL, 5.00%, 3/1/20	150	171,194
UCF Stadium Corp., FL, 5.00%, 3/1/21	150	175,042
UCF Stadium Corp., FL, 5.00%, 3/1/22	250	297,030
UCF Stadium Corp., FL, 5.00%, 3/1/23	250	300,017
West Clark 2000 School Building Corp., IN, 5.00%, 7/15/21	100	118,721
West Clark 2000 School Building Corp., IN, 5.00%, 1/15/23	100	121,033

		$3,242,870

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 6.3%
California Department of Water Resources, Power Supply Revenue, 5.00%, 5/1/16	$25	$25,312
JEA, FL, Electric System Revenue, 5.00%, 10/1/16	40	41,238
Lower Colorado River Authority, TX, 5.00%, 5/15/17	25	26,371
Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), 4.00%, 5/15/16	50	50,544
North Carolina Municipal Power Agency Number 1, (Catawba), 4.00%, 1/1/18	75	79,480
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 4.00%, 6/1/23	175	201,509
San Antonio, TX, Electric and Gas Systems, 3.00% to 12/1/19 (Put Date), 12/1/45	225	240,039
San Antonio, TX, Electric and Gas Systems, 3.00% to 12/1/20 (Put Date), 12/1/45	250	269,377
San Antonio, TX, Electric and Gas Systems, 5.00%, 2/1/17	35	36,616
Springfield, IL, Electric System Revenue, 5.00%, 3/1/19	250	278,802
Springfield, IL, Electric System Revenue, 5.00%, 3/1/20	50	57,090
Springfield, IL, Electric System Revenue, 5.00%, 3/1/21	200	233,498
Springfield, IL, Electric System Revenue, 5.00%, 3/1/25	250	307,075

		$1,846,951

Escrowed / Prerefunded — 0.2%
California, Escrowed to Maturity, 4.00%, 7/1/16	$70	$71,126

		$71,126

General Obligations — 26.7%
Brookhaven, NY, 2.00%, 5/1/16	$50	$50,234
Campton Township, IL, 5.00%, 12/15/19	75	85,531
Campton Township, IL, 5.00%, 12/15/22	200	240,576
Campton Township, IL, 5.00%, 12/15/23	105	127,392
Cedar Hill Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/22	100	89,879
Chandler Unified School District No. 80, AZ, 4.00%, 7/1/17	45	47,236
Chicago, IL, 5.00%, 1/1/25	120	123,740
Chicago, IL, 5.00%, 1/1/26	125	128,541
Clackamas County, OR, 4.00%, 6/1/16	30	30,387
Collin County, TX, 4.50%, 2/15/17	35	36,491
Colorado Independent School District, TX, (PSF Guaranteed), 2.00%, 8/15/16	25	25,218
Connecticut, 0.78%, 5/15/17(1)	75	75,271
Conroe Independent School District, TX, (PSF Guaranteed), 3.00%, 2/15/18	75	78,538
Cook and DuPage Counties Township High School District No. 210, IL, 4.00%, 1/1/20	100	110,372
Cook and DuPage Counties Township High School District No. 210, IL, 4.00%, 1/1/21	250	280,810

13	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Dare County, NC, Limited Obligation Bonds, 4.00%, 6/1/16	$25	$25,310
Decatur City Board of Education, AL, 4.00%, 2/1/18	50	52,920
Decatur City Board of Education, AL, 5.00%, 2/1/24	50	61,127
Decatur City Board of Education, AL, 5.00%, 2/1/25	50	61,533
Decatur, IL, 5.00%, 3/1/20	100	113,716
Delaware Valley Regional Finance Authority, PA, 5.75%, 7/1/17	110	117,603
Dorchester County, SC, 3.00%, 4/1/17	35	36,047
Eastchester, NY, Union Free School District, 3.00%, 6/15/16	35	35,336
Erie County, PA, 4.00%, 9/1/17	25	26,305
Frisco Independent School District, TX, (PSF Guaranteed), 2.00%, 8/15/17	30	30,673
Galveston County, TX, Pass-Through Toll Revenue, 4.00%, 2/1/16	30	30,007
Hampden Township, PA, 3.00%, 5/15/16	25	25,199
Houston Independent School District, TX, 4.00%, 2/15/17	75	77,787
Illinois, 5.00%, 1/1/18	150	158,910
Illinois, 5.00%, 7/1/22	70	79,878
Illinois, 5.00%, 8/1/24	100	110,867
Illinois, 5.00%, 3/1/25	100	109,683
Illinois, 5.00%, 8/1/25	300	330,147
Joshua Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/24	55	65,017
Katy Independent School District, TX, (PSF Guaranteed), 4.00%, 2/15/17	40	41,506
Lake County Community College District No. 532, IL, 4.00%, 6/1/19	35	38,405
Lake County Community Consolidated School District No. 50, IL, 3.00%, 1/1/17	125	127,661
Lake County Community Consolidated School District No. 50, IL, 4.00%, 1/1/18	150	158,545
Lake County Community Consolidated School District No. 50, IL, 5.00%, 1/1/21	250	291,365
Lake County Forest Preserve District, IL, 3.00%, 12/15/19	55	59,050
Lake County Forest Preserve District, IL, 3.00%, 12/15/26	100	105,340
Lakeland, FL, 5.00%, 10/1/19	50	56,622
Lakeland, FL, 5.00%, 10/1/21	50	59,122
Lakeland, FL, 5.00%, 10/1/22	100	119,997
Lakeland, FL, 5.00%, 10/1/24	50	61,162
Little Rock School District, AR, 3.00%, 2/1/23	100	105,268
Little Rock School District, AR, 3.00%, 2/1/24	250	260,757
Little Rock School District, AR, 3.00%, 2/1/25	250	258,387
Live Oak, TX, 3.00%, 8/1/16	285	288,739
Macomb County, MI, 4.00%, 5/1/23	50	57,721
Maryland, 5.50%, 3/1/17	40	42,207
McLean County Public Building Commission, IL, 5.00%, 12/1/22	250	305,210
Mecklenburg County, NC, 5.00%, 8/1/16	75	76,807

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Mesquite Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/18	$50	$48,806
Mesquite Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/19	50	48,158
Mesquite Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/20	50	47,187
New York, NY, 0.66%, 2/15/19(1)	100	99,942
New York, NY, 0.71%, 2/15/20(1)	100	99,861
Palisades School District, PA, 4.00%, 9/1/18	30	32,305
Pendergast Elementary School District No. 92, AZ, 3.00%, 7/1/21	50	54,068
Ramsey County, MN, 4.00%, 2/1/17	25	25,898
Schaumburg, IL, 4.00%, 12/1/19	40	44,470
Scottsdale, AZ, 5.00%, 7/1/16	70	71,414
Seattle, WA, 4.00%, 3/1/17	40	41,565
Toms River, NJ, 4.00%, 12/1/20	100	112,913
Toms River, NJ, 4.00%, 12/1/21	200	229,414
Toms River, NJ, 4.00%, 12/1/22	325	376,662
Vistancia Community Facilities District, AZ, 4.00%, 7/15/18	30	31,990
Vistancia Community Facilities District, AZ, 5.00%, 7/15/19	30	33,650
Vistancia Community Facilities District, AZ, 5.00%, 7/15/20	30	34,613
Vistancia Community Facilities District, AZ, 5.00%, 7/15/21	65	75,523
Vistancia Community Facilities District, AZ, 5.00%, 7/15/26	35	40,157
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/23	400	352,532
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/24	135	115,268
Will County Forest Preservation District, IL, 5.25%, 12/15/16	75	78,170
Will County, IL, 4.00%, 11/15/19	30	33,171
Wilson School District, PA, 3.00%, 5/15/16	45	45,348
Wisconsin, 5.00%, 5/1/16	75	75,937

		$7,841,174

Hospital — 9.7%
Berks County Municipal Authority, PA, (Reading Hospital and Medical Center), 4.25%, 11/1/16	$25	$25,706
Colorado Health Facilities Authority, (Parkview Medical Center), 3.00%, 9/1/21	100	105,414
Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/22	30	33,971
Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/25	25	28,148
Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/23	25	30,052
Illinois Finance Authority, (Hospital Sisters Services, Inc.), 5.00%, 8/15/17	30	31,856

14	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 3.00%, 7/1/17	$50	$51,211
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 3.00%, 7/1/18	100	103,542
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 4.00%, 7/1/19	25	26,969
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), 5.00%, 7/1/17	50	53,088
Monroeville Finance Authority, PA, (UPMC), 4.00%, 2/15/17	50	51,755
Monroeville Finance Authority, PA, (UPMC), 5.00%, 2/15/21	50	58,924
New Hampshire Health and Education Facilities Authority, (Concord Hospital), 4.00%, 10/1/16	25	25,532
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/26	250	304,597
New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 4.00%, 7/1/17	50	52,051
Ohio Higher Educational Facility Commission, (Cleveland Clinic Health System), 5.00%, 1/1/17	90	93,653
Ohio, (Cleveland Clinic Health System), Series 2009B, 5.00%, 1/1/18	40	43,198
Ohio, (Cleveland Clinic Health System), Series 2011A, 5.00%, 1/1/18	25	26,999
Orange County Health Facilities Authority, FL, (Orlando Health, Inc.), 5.00%, 10/1/16	50	51,432
Oregon Facilities Authority, (Legacy Health), 4.125%, 5/1/19	30	32,618
Royal Oak, MI, Hospital Finance Authority, (William Beaumont Hospital), 5.00%, 9/1/23	35	42,235
San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 4.00%, 11/1/17	50	52,757
San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/24	65	79,700
San Diego County, CA, (Sanford Burnham Prebys Medical Discovery Institute), 5.00%, 11/1/25	35	43,272
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/18	180	192,431
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/19	100	108,672
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/20	235	268,208
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/21	150	173,008
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/22	200	232,930
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 4.00%, 12/1/19(2)	200	220,584
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/21(2)	150	177,928

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Wisconsin Health and Educational Facilities Authority, (Gundersen Lutheran), 3.00%, 10/15/16	$25	$25,402

		$2,847,843

Insured – Education — 0.2%
Oil City Area School District, PA, (BAM), 4.00%, 11/15/18	$25	$26,999
Oil City Area School District, PA, (BAM), 5.00%, 11/15/19	25	28,528

		$55,527

Insured – Escrowed / Prerefunded — 0.1%
Glendale, AZ, Water and Sewer Revenue, (AGM), Prerefunded to 1/1/18, 5.00%, 7/1/21	$25	$27,041

		$27,041

Insured – General Obligations — 5.5%
Adams 12 Five Star Schools, Adams County and City and County of Broomfield, CO, (NPFG), Prerefunded to 12/15/16, 0.00%, 12/15/19	$100	$86,506
Cave Creek Unified School District No. 93, Maricopa County, AZ, (BAM), 5.25%, 7/1/23	50	61,740
Central Greene School District, PA, (BAM), 5.00%, 2/15/17	200	208,682
Central Greene School District, PA, (BAM), 5.00%, 2/15/18	25	26,972
Central Greene School District, PA, (BAM), 5.00%, 2/15/19	200	222,382
Iredell County, NC, (AGM), 5.00%, 6/1/18	30	32,701
New Britain, CT, (BAM), 5.00%, 3/1/23	150	180,708
New Britain, CT, (BAM), 5.00%, 3/1/24	150	182,725
New Britain, CT, (BAM), 5.00%, 3/1/25	150	183,969
Peoria Unified School District No. 11, Maricopa County, AZ, (AGM), 5.00%, 7/1/24	85	106,018
Rockford, IL, (AGM), 3.00%, 12/15/16	100	102,186
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/18	50	52,226
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/19	50	52,970
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/20	50	53,351
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 3.00%, 9/1/21	50	53,829

		$1,606,965

Insured – Hospital — 1.2%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/26	$250	$333,918

15	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital (continued)
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), 5.25%, 7/1/16	$25	$25,516

		$359,434

Insured – Lease Revenue / Certificates of Participation — 2.6%
Brevard County, FL, School Board, (AMBAC), 5.00%, 7/1/16	$50	$50,982
Highlands County School Board, FL, (BAM), 5.00%, 3/1/20	250	285,913
Highlands County School Board, FL, (BAM), 5.00%, 3/1/21	70	81,936
Highlands County School Board, FL, (BAM), 5.00%, 3/1/22	100	118,697
Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	180	216,547

		$754,075

Insured – Other Revenue — 0.1%
Schertz/Seguin Local Government Corp., TX, (BAM), 3.00%, 2/1/17	$25	$25,561

		$25,561

Insured – Special Tax Revenue — 0.2%
Successor Agency to Riverside County Redevelopment Agency, CA, (AGM), 5.00%, 10/1/24	$50	$61,218

		$61,218

Insured – Transportation — 0.5%
Kentucky Turnpike Authority, (AMBAC), 5.00%, 7/1/16	$30	$30,606
Rhode Island Economic Development Corp., (Department of Transportation), (AGC), 5.25%, 6/15/19	100	113,417

		$144,023

Insured – Water and Sewer — 0.4%
Beaumont, TX, Waterworks and Sewer System Revenue, (BAM), 2.00%, 9/1/18	$25	$25,574
Beaumont, TX, Waterworks and Sewer System Revenue, (BAM), 3.00%, 9/1/22	25	27,001
Central Weber Sewer Improvement District, UT, (AGC), 4.00%, 3/1/17	35	36,229
Cleveland, OH, Water Revenue, (NPFG), 5.00%, 1/1/17	25	26,017

		$114,821

Lease Revenue / Certificates of Participation — 6.2%
Cleveland County Educational Facilities Authority, OK, (Norman Public Schools), 5.00%, 7/1/16	$45	$45,876
Colorado, (UCDHSC Fitzsimons Academic Projects), 4.00%, 11/1/16	50	51,347

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)
Highlands County School Board, FL, 5.00%, 3/1/18	$50	$53,926
Highlands County School Board, FL, 5.00%, 3/1/19	150	166,638
Miami-Dade County School Board, FL, 5.00%, 2/1/20	200	228,124
Miami-Dade County School Board, FL, 5.00%, 2/1/24	300	363,060
Miami-Dade County School Board, FL, 5.00%, 2/1/25	200	244,104
New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 9/1/23	100	108,845
Ohio Department of Administrative Services, (State Taxation Accounting and Revenue System), 5.00%, 3/1/25	100	120,380
Pima County, AZ, Certificates of Participation, 5.25%, 6/1/16	250	254,175
South Dakota Building Authority, 5.00%, 6/1/25	85	105,580
Thompson School District No. R2-J, Larimer, Weld and Boulder Counties, CO, 5.00%, 12/1/19	25	28,482
Washington, (State Board for Community and Technical Colleges), 4.00%, 7/1/17	30	31,381
Wisconsin, 5.00%, 9/1/17	25	26,667

		$1,828,585

Other Revenue — 3.8%
Citizens Property Insurance Corp., FL, 5.00%, 6/1/22	$100	$119,558
CIVICVentures, AK, (Anchorage Convention Center), 4.00%, 9/1/20	200	221,680
Fulton County Development Authority, GA, (Robert W. Woodruff Arts Center, Inc.), 5.00%, 3/15/24	150	182,415
West Virginia School Building Authority, Lottery Revenue, 3.00%, 7/1/17	85	88,020
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/22	100	122,624
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/23	100	124,102
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/24	100	125,526
West Virginia School Building Authority, Lottery Revenue, 5.00%, 7/1/25	100	126,333

		$1,110,258

Senior Living / Life Care — 2.9%
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 3.00%, 10/1/17	$50	$51,376
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 4.00%, 10/1/19	50	54,058
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 4.00%, 10/1/20	50	54,766
Alexandria Industrial Development Authority, VA, (Goodwin House, Inc.), 5.00%, 10/1/22	50	59,393

16	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/24	$60	$69,389
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/25	60	69,365
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/21	50	58,091
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/23	100	118,098
Orange County, FL, Health Facilities Authority, (Presbyterian Retirement Communities), 4.00%, 8/1/24	50	54,863
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 3.00%, 9/15/18	30	30,935
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/19	100	106,812
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/21	50	54,089
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/23	25	26,805
Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 4.00%, 9/15/24	50	53,041

		$861,081

Special Tax Revenue — 9.8%
Baltimore, MD, Special Tax Obligation, 4.00%, 6/15/18	$50	$52,989
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/18	200	221,788
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/21	200	238,884
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/23	175	214,616
Ernest N. Morial-New Orleans Exhibition Hall Authority, LA, 5.00%, 7/15/20	25	29,021
Fort Smith, AR, Sales and Use Tax Revenue, 4.00%, 5/1/21	50	56,864
Garland, TX, Tax and Electric Utility System Revenue, 5.00%, 2/15/19	30	33,717
Hollywood Community Redevelopment Agency, FL, 5.00%, 3/1/17	50	52,239
Hollywood Community Redevelopment Agency, FL, 5.00%, 3/1/18	45	48,514
Hollywood Community Redevelopment Agency, FL, 5.00%, 3/1/19	70	77,465
Hollywood Community Redevelopment Agency, FL, 5.00%, 3/1/22	35	41,057
Houston Convention & Entertainment Facilities Department, TX, 4.00%, 9/1/17	75	78,736
Los Angeles County, CA, Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/16	75	76,548
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/17	50	52,571

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
New York Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/26	$100	$122,355
Southlake Parks Development Corp., TX, 3.00%, 2/15/18	25	26,056
Thornton Development Authority, CO, 2.00%, 12/1/19	200	203,638
Thornton Development Authority, CO, 3.00%, 12/1/21	125	133,777
Thornton Development Authority, CO, 3.00%, 12/1/22	100	106,524
Thornton Development Authority, CO, 4.00%, 12/1/18	245	263,007
Thornton Development Authority, CO, 4.00%, 12/1/20	100	111,224
Thornton Development Authority, CO, 5.00%, 12/1/23	150	180,802
Thornton Development Authority, CO, 5.00%, 12/1/25	75	90,224
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/18	100	107,895
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/20	100	113,830
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/22	50	59,026
West Palm Beach Community Redevelopment Agency, FL, 5.00%, 3/1/23	60	71,836

		$2,865,203

Transportation — 3.3%
Atlanta, GA, Airport Passenger Facility Charge Revenue, 5.00%, 1/1/17	$45	$46,886
Charlotte, NC, (Charlotte Douglas International Airport), 2.50%, 7/1/16	25	25,226
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/20	45	51,421
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/21	50	58,532
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/25	25	30,733
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/26(2)	100	123,492
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/18	65	71,115
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/21	50	59,012
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	100	122,716
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/20	100	115,306
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/22	100	120,825
Oklahoma Turnpike Authority, 5.00%, 1/1/17	25	26,058
Southeastern Pennsylvania Transportation Authority, 5.00%, 6/1/17	60	63,395
VIA Metropolitan Transit Advanced Transportation District, TX, 4.00%, 8/1/16	50	50,949

		$965,666

17	See Notes to Financial Statements.

Eaton Vance

TABS 1-to-10 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 5.0%
Arizona Water Infrastructure Finance Authority, 5.00%, 10/1/25	$55	$69,475
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/21	50	59,280
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/24	100	122,929
Clear Lake City Water Authority, TX, 3.00%, 3/1/17	25	25,636
Clear Lake City Water Authority, TX, 4.00%, 3/1/18	95	101,049
DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/18	100	111,039
DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/19	75	86,023
DeKalb County, GA, Water and Sewerage Revenue, 5.00%, 10/1/24	335	420,020
District of Columbia Water and Sewer Authority, 5.00%, 10/1/17	150	161,028
Fort Worth, TX, Water and Sewer System, 4.00%, 2/15/17	25	25,929
Indiana Finance Authority, (CWA Authority, Inc.), 4.00%, 10/1/16	75	76,787
Miami-Dade County, FL, Water and Sewer System Revenue, 5.00%, 10/1/20	100	117,325
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 4.00%, 6/15/16	75	76,072
Northeast Ohio Regional Sewer District, 5.00%, 11/15/16	25	25,922

		$1,478,514

Total Tax-Exempt Investments — 97.0% (identified cost $27,884,988)		$28,448,577

Short-Term Investments — 3.8%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.40%(3)	$1,102	$1,101,507

Total Short-Term Investments (identified cost $1,101,507)		$1,101,507

Total Investments — 100.8% (identified cost $28,986,495)		$29,550,084

Other Assets, Less Liabilities — (0.8)%		$(228,697)

Net Assets — 100.0%		$29,321,387

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2016, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Illinois	15.0%
Florida	13.7%
Texas	12.3%
Others, representing less than 10% individually	56.0%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2016, 10.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 6.4% of total investments.

(1)	Floating-rate security. The stated interest rate represents the rate in effect at January 31, 2016.

(2)	When-issued security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2016.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BAM	–	Build America Mutual Assurance Co.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

18	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments

Tax-Exempt Investments — 97.0%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 0.0%(1)
New York Environmental Facilities Corp., Revolving Fund Revenue, 5.00%, 6/15/29	$50	$56,698

		$56,698

Education — 4.8%
Alabama Public School and College Authority, 5.00%, 5/1/23	$500	$620,410
Alabama Public School and College Authority, 5.00%, 5/1/24	500	627,900
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/28(2)	715	815,693
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/29(2)	500	562,835
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/30(2)	300	334,404
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 4.00%, 12/1/31(2)	300	331,911
Metropolitan State University of Denver, CO, (Aerospace and Engineering Sciences Building), 5.00%, 12/1/27(2)	625	781,312
North Carolina Capital Facilities Finance Agency, (Davidson College), 5.00%, 3/1/29	200	236,586
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/23	100	119,023
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/26	150	177,368
Oregon Facilities Authority, (Linfield College), 5.00%, 10/1/27	425	497,735
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/21	120	142,543
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/23	120	148,124
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/24	100	125,258
Red River Education Financing Corp., TX, (Texas Christian University), 5.00%, 3/15/31	375	458,411
S. M. Educational Building Corp., MS, 5.00%, 9/1/25(2)	250	315,163
Tarrant County Cultural Education Facilities Finance Corp., TX, (Hendrick Medical Center), 5.00%, 9/1/22	520	616,486
Tarrant County Cultural Education Facilities Finance Corp., TX, (Hendrick Medical Center), 5.00%, 9/1/23	250	299,930
Washington State University, 5.00%, 4/1/32	15	16,648
Western Michigan University, 5.00%, 11/15/24	500	624,695

		$7,852,435

Electric Utilities — 5.1%
Brownsville, TX, Utilities System Revenue, 5.00%, 9/1/29	$1,000	$1,207,540
Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/25	500	615,445
Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/26	1,000	1,227,080
Lower Colorado River Authority, TX, (LCRA Transmission Services Corp.), 5.00%, 5/15/24	100	122,869

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/22	$500	$592,270
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/23	500	597,220
Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/25	500	607,875
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 4.00%, 6/1/23	125	143,935
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/24	300	368,544
Redding Joint Powers Financing Authority, CA, Electric System Revenue, 5.00%, 6/1/26	250	307,807
Springfield, IL, Electric System Revenue, 5.00%, 3/1/20	300	342,537
Springfield, IL, Electric System Revenue, 5.00%, 3/1/21	500	583,745
Springfield, IL, Electric System Revenue, 5.00%, 3/1/22	500	595,335
Springfield, IL, Electric System Revenue, 5.00%, 3/1/27	250	301,625
Springfield, IL, Electric System Revenue, 5.00%, 3/1/28	250	299,520
Springfield, IL, Electric System Revenue, 5.00%, 3/1/29	250	296,582
Walnut Energy Center Authority, CA, 5.00%, 1/1/33	250	295,948

		$8,505,877

Escrowed / Prerefunded — 0.0%(1)
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), Prerefunded to 6/15/18, 5.50%, 6/15/22	$25	$27,863

		$27,863

General Obligations — 32.6%
Addison, TX, 5.00%, 2/15/26	$270	$321,583
Agua Fria Union High School District No. 216, AZ, 3.00%, 7/1/27(2)	330	345,454
Agua Fria Union High School District No. 216, AZ, 4.00%, 7/1/28(2)	450	512,212
Agua Fria Union High School District No. 216, AZ, 4.00%, 7/1/29(2)	275	311,941
Anchorage, AK, 5.00%, 9/1/23	750	939,030
Anchorage, AK, 5.00%, 9/1/24	750	951,097
Anchorage, AK, 5.00%, 9/1/25	750	963,022
Anchorage, AK, 5.00%, 9/1/27	780	974,493
Arkansas, 4.00%, 6/1/28	500	572,930
Avon Community School Building Corp., IN, 4.00%, 7/10/20	500	556,475
Avon Community School Building Corp., IN, 5.00%, 7/10/21	500	591,965
Avon, OH, 4.00%, 12/1/31(2)	590	654,906
Belding Area Schools, MI, 5.00%, 5/1/28	250	307,498
Belding Area Schools, MI, 5.00%, 5/1/30	250	302,863
Chicago, IL, 5.00%, 1/1/22	1,000	1,050,620

19	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Chicago, IL, 5.00%, 1/1/23	$750	$779,752
Chicago, IL, 5.00%, 1/1/24	750	777,765
Chicago, IL, 5.00%, 1/1/26	900	925,497
Chicago, IL, 5.00%, 1/1/27	500	510,970
Chicago, IL, 5.00%, 1/1/28	500	505,045
Chicago, IL, 5.00%, 1/1/29	1,000	1,000,730
Chicago, IL, 5.00%, 1/1/30	500	495,040
Chicago, IL, 5.00%, 1/1/31	500	490,195
Chicago, IL, 5.25%, 1/1/28	600	618,504
Chicago, IL, Series 2012C, 5.00%, 1/1/25	750	774,495
Chicago, IL, Series 2015C, 5.00%, 1/1/25	500	512,070
Clark County School District, NV, 5.00%, 6/15/22	500	607,850
Clark County School District, NV, 5.00%, 6/15/23	500	616,325
Clark County School District, NV, 5.00%, 6/15/24	500	623,900
Clark County School District, NV, 5.00%, 6/15/25	500	628,875
Clark County School District, NV, 5.00%, 6/15/29	250	307,643
Clark County School District, NV, Series C, 4.00%, 6/15/31	1,000	1,099,280
Clark County School District, NV, Series D, 4.00%, 6/15/31	750	824,460
Cook and DuPage Counties Township High School District No. 210, IL, 4.00%, 1/1/21	750	842,430
Crowley Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/28	100	112,937
Delaware Valley Regional Finance Authority, PA, 5.75%, 7/1/32	250	320,165
Edgewood City, OH, School District, 5.25%, 12/1/33	500	591,655
Ennis Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/22	500	614,570
Gladstone School District No. 115, Clackamas County, OR, 0.00%, 6/15/27	1,500	1,166,745
Glen Rock Board of Education, NJ, 5.00%, 9/1/30	500	620,415
Glen Rock Board of Education, NJ, 5.00%, 9/1/31	750	923,032
Granville, OH, Exempted Village School District, 5.00%, 12/1/26	500	631,185
Healdsburg Unified School District, CA, (Election of 2012), 0.00%, 8/1/26	100	74,988
Illinois, 5.00%, 2/1/23	500	569,010
Illinois, 5.00%, 3/1/24	200	221,052
Illinois, 5.00%, 2/1/26	950	1,060,200
Illinois, 5.50%, 7/1/26	200	230,886
Judson Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/21	180	214,144
Kane and DeKalb Counties Community Unit School District No. 302, IL, 3.00%, 2/1/27	625	641,631
Kane and DeKalb Counties Community Unit School District No. 302, IL, 5.00%, 2/1/26	390	477,457
Kyle, TX, 4.00%, 8/15/20	225	252,056

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Kyle, TX, 4.00%, 8/15/21	$250	$284,830
Kyle, TX, 4.00%, 8/15/30	500	552,855
Lake County Community Consolidated School District No. 50, IL, 5.00%, 1/1/21	500	582,730
Lake County, FL, 5.00%, 6/1/28	650	786,688
Lakeland, FL, 5.00%, 10/1/25	635	776,618
Lakeland, FL, 5.00%, 10/1/28	1,500	1,786,980
Lakeland, FL, 5.00%, 10/1/30	1,000	1,177,060
Leander Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/31	1,050	605,797
Little Rock School District, AR, 3.00%, 2/1/23	400	421,072
Little Rock School District, AR, 3.00%, 2/1/24	250	260,758
Little Rock School District, AR, 3.00%, 2/1/25	250	258,388
McLean County Public Building Commission, IL, 5.00%, 12/1/28	200	239,702
Miami-Dade County, FL, School District, 5.00%, 3/15/28	300	362,325
Milpitas, CA, Unified School District, (Election of 2012), 4.00%, 8/1/32	860	973,073
Minneapolis Special School District No. 1, MN, 3.00%, 2/1/23	250	272,728
Mountain View-Los Altos, CA, Union High School District, 0.00%, 8/1/27	375	285,176
Northwest Local School District Board of Education, OH, 4.00%, 12/1/30	300	326,955
Owen J. Roberts School District, PA, 4.00%, 5/15/29	750	826,815
Pasadena, TX, 4.00%, 2/15/28	500	564,800
Pasadena, TX, 4.00%, 2/15/29	250	279,703
Pasadena, TX, 4.00%, 2/15/30	500	555,560
Pasadena, TX, 4.00%, 2/15/31	750	827,137
Pennsylvania, 4.00%, 6/15/31	885	967,252
Pennsylvania, 5.00%, 7/1/24	650	803,861
Rose Tree Media School District, PA, 3.00%, 2/1/20	350	374,990
Rose Tree Media School District, PA, 4.00%, 2/1/21	400	451,232
SCAGO Educational Facilities Corp. for Cherokee School District, SC, 5.00%, 12/1/20	510	593,992
SCAGO Educational Facilities Corp. for Cherokee School District, SC, 5.00%, 12/1/21	300	356,466
SCAGO Educational Facilities Corp. for Cherokee School District, SC, 5.00%, 12/1/22	500	600,190
SCAGO Educational Facilities Corp. for Cherokee School District, SC, 5.00%, 12/1/23	500	605,485
School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/30	750	844,200
School District 27J, Adams and Weld Counties and City and County of Broomfield, CO, 4.00%, 12/1/31	500	559,490
Springfield, MO, (Sewer System Improvements), 5.00%, 4/1/22	500	604,280

20	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Trussville, AL, 5.00%, 10/1/31	$250	$294,333
Umatilla County, OR, Pendleton School District No. 16R, 0.00%, 6/15/27	1,060	780,171
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/22	400	363,212
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/23	150	132,200
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/24	150	128,076
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/25	750	622,305
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/28	250	178,215
Weatherford Independent School District, TX, (PSF Guaranteed), 0.00%, 2/15/29	250	170,050
Williamson County, TX, 5.00%, 2/15/28	300	365,388

		$53,822,181

Hospital — 12.4%
Buffalo and Erie County Industrial Land Development Corp., NY, (Catholic Health System, Inc.), 5.00%, 7/1/21	$250	$291,078
Buffalo and Erie County Industrial Land Development Corp., NY, (Catholic Health System, Inc.), 5.00%, 7/1/25	250	301,245
California Health Facilities Financing Authority, (Adventist Health System/West), 4.00%, 3/1/27	100	108,583
Charlotte-Mecklenburg, NC, Hospital Authority, 5.125%, 1/15/37	40	45,390
Idaho Health Facilities Authority, (Trinity Health Credit Group), 5.00%, 12/1/30	750	869,745
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/21	100	115,585
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/23	150	177,956
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/25	250	297,865
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/26	250	294,402
Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), 5.00%, 5/15/27	250	293,307
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	595	707,633
Massachusetts Development Finance Agency, (Children’s Hospital), 5.00%, 10/1/34	250	298,020
Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/24	500	621,545
Michigan Finance Authority, (Sparrow Obligated Group), 5.00%, 11/15/25	500	621,070

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Michigan Finance Authority, (Trinity Health Credit Group), 5.00%, 12/1/35	$500	$561,720
Missouri Health and Educational Facilities Authority, (CoxHealth), 5.00%, 11/15/31	490	576,024
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/23	500	596,900
Monongalia County Building Commission, WV, (Monongalia Health System Obligated Group), 5.00%, 7/1/24	500	601,340
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/22	800	953,272
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/25	1,000	1,210,580
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/26	550	670,114
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/27	700	846,818
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/28	700	838,355
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/30	520	615,290
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/31	700	822,094
New Mexico Hospital Equipment Loan Council, (Presbyterian Healthcare Services), 5.00%, 8/1/24	100	124,396
Royal Oak, MI, Hospital Finance Authority, (William Beaumont Hospital), 5.00%, 9/1/29	250	289,395
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 4.00%, 12/1/30	150	156,383
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/21	245	282,581
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/22	225	262,046
Southcentral Pennsylvania General Authority, (Hanover Hospital, Inc.), 5.00%, 12/1/24	300	353,448
St. Paul, MN, Housing and Redevelopment Authority, (HealthPartners Obligated Group), 5.00%, 7/1/30	500	595,325
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/21(2)	200	237,238
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/23(2)	55	66,821
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/24(2)	350	429,222
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/25(2)	335	414,171
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/26(2)	400	491,808
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/27(2)	305	372,747

21	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/28(2)	$500	$605,325
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/30(2)	500	597,795
Vermont Educational and Health Buildings Financing Agency, (University of Vermont Medical Center), 5.00%, 12/1/31(2)	500	594,340
Wisconsin Health and Educational Facilities Authority, (Ascension Health Senior Credit Group), 5.00%, 11/15/33	650	738,231
Wisconsin Health and Educational Facilities Authority, (Ministry Health Care), 5.00%, 8/15/32	500	563,760

		$20,510,963

Housing — 0.3%
Connecticut Housing Finance Authority, 3.60%, 11/15/30	$400	$420,672

		$420,672

Insured – Education — 0.6%
Kershaw County Public Schools Foundation, SC, (BAM), 3.00%, 12/1/26	$250	$258,463
Kershaw County Public Schools Foundation, SC, (BAM), 3.25%, 12/1/28	250	258,610
Kershaw County Public Schools Foundation, SC, (BAM), 3.375%, 12/1/29	500	519,270

		$1,036,343

Insured – Electric Utilities — 0.3%
Sienna Plantation Municipal Utility District No. 3, TX, (AGM), 5.00%, 3/1/30	$500	$573,675

		$573,675

Insured – General Obligations — 2.6%
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/20	$370	$344,056
New Britain, CT, (BAM), 5.00%, 3/1/21	1,000	1,171,590
New Britain, CT, (BAM), 5.00%, 3/1/23	550	662,596
New Britain, CT, (BAM), 5.00%, 3/1/24	550	669,993
New Britain, CT, (BAM), 5.00%, 3/1/25	400	490,584
Northern Palm Beach County Improvement District, FL, (AGM), 5.00%, 8/1/23	250	303,162
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 4.00%, 9/1/29	640	691,859

		$4,333,840

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 0.4%
Allegheny County Hospital Development Authority, PA, (UPMC Health System), (NPFG), 6.00%, 7/1/26	$500	$667,835

		$667,835

Insured – Lease Revenue / Certificates of Participation — 4.1%
Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/26	$250	$304,368
Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/29	100	118,928
Clermont County Port Authority, OH, (West Clermont Local School District), (BAM), 5.00%, 12/1/31	250	294,650
Highlands County School Board, FL, (BAM), 5.00%, 3/1/22	225	267,068
Highlands County School Board, FL, (BAM), 5.00%, 3/1/23	500	596,870
Highlands County School Board, FL, (BAM), 5.00%, 3/1/26	400	481,216
Highlands County School Board, FL, (BAM), 5.00%, 3/1/27	300	356,346
Pasco County School Board, FL, (BAM), 5.00%, 8/1/21	400	474,972
Pasco County School Board, FL, (BAM), 5.00%, 8/1/22	300	362,475
Pasco County School Board, FL, (BAM), 5.00%, 8/1/23	255	311,250
Pasco County School Board, FL, (BAM), 5.00%, 8/1/24	410	504,173
Pasco County School Board, FL, (BAM), 5.00%, 8/1/25	305	377,401
Pasco County School Board, FL, (BAM), 5.00%, 8/1/26	355	443,221
Pasco County School Board, FL, (BAM), 5.00%, 8/1/27	605	749,087
Pasco County School Board, FL, (BAM), 5.00%, 8/1/28	410	502,947
Pasco County School Board, FL, (BAM), 5.00%, 8/1/29	510	622,241

		$6,767,213

Insured – Special Tax Revenue — 0.4%
Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/24	$115	$140,541
Successor Agency to Yuba City Redevelopment Agency, CA, (AGM), 5.00%, 9/1/25	420	515,315

		$655,856

Insured – Transportation — 2.7%
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/21(2)	$825	$968,311
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/22(2)	840	1,001,221
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/23(2)	440	531,155
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/24(2)	350	425,645
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/25(2)	500	611,790

22	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/26(2)	$320	$388,000
New Brunswick Parking Authority, NJ, (BAM), 5.00%, 9/1/27(2)	375	452,216

		$4,378,338

Insured – Water and Sewer — 2.1%
Bucks County, PA, Water and Sewer Authority, (BAM), 5.00%, 6/1/20	$500	$578,305
Bucks County, PA, Water and Sewer Authority, (BAM), 5.00%, 6/1/21	1,075	1,273,800
Gulf Coast Waste Disposal Authority, TX, (AGM), 4.00%, 10/1/20	250	279,293
Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/21	250	297,028
Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/22	250	300,862
Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/24	250	306,920
Gulf Coast Waste Disposal Authority, TX, (AGM), 5.00%, 10/1/30	250	301,782
Weatherford, TX, Utility System Revenue, (AGM), 5.00%, 9/1/22	100	120,393

		$3,458,383

Lease Revenue / Certificates of Participation — 7.5%
Arizona School Facilities Board, 5.00%, 9/1/20	$100	$116,785
California Public Works Board, 4.00%, 12/1/31	1,000	1,111,640
Cuyahoga County, OH, (Convention Hotel), 5.00%, 12/1/26	250	298,780
Eagle County, CO, Certificates of Participation, 5.00%, 12/1/26	200	248,626
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/21(2)	490	561,290
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/22(2)	515	596,097
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/23(2)	135	157,348
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/24(2)	550	643,242
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/25(2)	570	668,986
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/26(2)	595	694,145
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/27(2)	620	712,888
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/28(2)	645	730,443
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/29(2)	675	757,418

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation (continued)
Fountain Valley Public Financing Authority, CA, 4.00%, 11/1/30(2)	$700	$778,169
Medina City School District, OH, 5.00%, 12/1/23	350	427,238
Medina City School District, OH, 5.00%, 12/1/24	400	488,756
Riverside County, CA, Public Financing Authority, 5.00%, 11/1/27	850	1,019,873
Riverside County, CA, Public Financing Authority, 5.00%, 11/1/28	950	1,129,512
South Dakota Building Authority, 5.00%, 6/1/27	635	771,658
South Dakota Building Authority, 5.00%, 6/1/28	210	255,137
South Dakota Building Authority, 5.00%, 6/1/30	200	239,856

		$12,407,887

Other Revenue — 2.6%
Citizens Property Insurance Corp., FL, 5.00%, 6/1/22	$300	$358,674
Fulton County Development Authority, GA, (Robert W. Woodruff Arts Center, Inc.), 5.00%, 3/15/24	600	729,660
Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/21	500	588,270
Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/22	675	809,595
Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/27	500	619,510
Louisiana Local Government Environmental Facilities and Community Development Authority, (Jefferson Parish), 5.00%, 4/1/29	500	609,640
Missouri Development Finance Board, (Branson Landing), 5.00%, 6/1/21	500	585,720

		$4,301,069

Senior Living / Life Care — 1.1%
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/28	$50	$56,509
Buffalo and Erie County Industrial Land Development Corp., NY, (Orchard Park CCRC, Inc.), 5.00%, 11/15/30	100	111,694
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/20	250	285,325
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/21	250	290,457
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/22	250	294,060
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/25	100	118,734

23	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/21(2)	$250	$294,610
East Hempfield Township Industrial Development Authority, PA, (Willow Valley Communities), 5.00%, 12/1/31(2)	250	290,100

		$1,741,489

Special Tax Revenue — 4.1%
Atlanta Development Authority, GA, (New Downtown Atlanta Stadium), 5.00%, 7/1/26	$100	$123,615
Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/22	500	609,640
Cape Coral, FL, Special Obligation Bonds, 5.00%, 10/1/23	500	616,280
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/21	500	597,210
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/22	500	606,265
Cuyahoga County, OH, Excise Tax Revenue, 5.00%, 12/1/23	500	613,190
Escambia County School Board, FL, Sales Tax Revenue, 5.00%, 9/1/26	450	572,328
Escambia County School Board, FL, Sales Tax Revenue, 5.00%, 9/1/27	650	820,599
Euless, TX, Tax and Waterworks and Sewer System Revenue, 5.00%, 2/15/22	140	169,351
Lafayette, LA, Sales Tax Revenue, 5.00%, 5/1/21(2)	250	296,148
Lafayette, LA, Sales Tax Revenue, 5.00%, 5/1/22(2)	250	302,127
Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/26	100	120,706
Successor Agency to San Mateo Redevelopment Agency, CA, 5.00%, 8/1/29	140	164,739
Tustin Community Facilities District No. 06-1, CA, (Tustin Legacy/Columbus Villages), 5.00%, 9/1/28	250	296,888
Tustin Community Facilities District No. 06-1, CA, (Tustin Legacy/Columbus Villages), 5.00%, 9/1/29	250	295,350
Tustin Community Facilities District No. 06-1, CA, (Tustin Legacy/Columbus Villages), 5.00%, 9/1/30	250	293,745
Tustin Community Facilities District No. 06-1, CA, (Tustin Legacy/Columbus Villages), 5.00%, 9/1/31	250	291,165

		$6,789,346

Transportation — 8.4%
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/21	$250	$292,660
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/22	150	178,986
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/24	200	243,918
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/25	100	122,933
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/28	150	179,159
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/29	150	177,974
Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/31	1,000	1,173,470
Chicago, IL, (O’Hare International Airport), Series B, 5.00%, 1/1/30	500	589,330

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Chicago, IL, (O’Hare International Airport), Series D, 5.00%, 1/1/30	$100	$117,866
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.00%, 11/1/20	545	639,514
Fort Bend County, TX, Toll Road Revenue, 2.00%, 3/1/21(2)	250	258,403
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/22(2)	100	120,854
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/23(2)	150	183,798
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/24(2)	195	241,135
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/28(2)	500	608,025
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/29(2)	1,000	1,209,100
Fort Bend County, TX, Toll Road Revenue, 5.00%, 3/1/30(2)	750	901,065
Idaho Housing and Finance Association, Federal Highway Trust Fund, 5.00%, 7/15/25	650	797,654
Kentucky Asset/Liability Commission, 2015 Federal Highway Trust Fund, 5.00%, 9/1/24	250	305,525
Kentucky Turnpike Authority, Economic Development Road, (Revitalization Project), 5.00%, 7/1/33	500	589,755
Metropolitan Transportation Authority, NY, 5.00%, 11/15/41	750	849,930
Miami-Dade County, FL, Seaport Revenue, 5.00%, 10/1/23	130	156,813
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/23	750	920,647
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/24	165	204,442
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/29	750	897,997
North Carolina, (Federal-Aid Highway Projects), 5.00%, 3/1/30	400	476,784
Port of Seattle, WA, 5.00%, 4/1/21	250	296,157
Port of Seattle, WA, 5.00%, 3/1/24	250	308,277
Port of Seattle, WA, 5.00%, 3/1/25	150	185,399
Port of Seattle, WA, 5.00%, 3/1/27	250	303,457
Port of Seattle, WA, 5.00%, 3/1/29	250	300,035
Texas Transportation Commission, 5.00%, 4/1/33	50	59,798

		$13,890,860

Water and Sewer — 4.7%
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/25	$300	$372,285
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/29	165	198,208
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/30	100	119,249
Greater New Haven Water Pollution Control Authority, CT, 5.00%, 8/15/29	500	598,395
Kansas City, MO, Sanitary Sewer System Revenue, 4.00%, 1/1/30(2)	500	552,730
Kansas City, MO, Sanitary Sewer System Revenue, 4.00%, 1/1/31(2)	500	548,990
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/37	500	526,805
Rapid City, SD, Water Revenue, 4.00%, 11/1/28	750	846,825
Rapid City, SD, Water Revenue, 4.00%, 11/1/29	600	675,618
Rapid City, SD, Water Revenue, 4.00%, 11/1/30	670	746,775

24	See Notes to Financial Statements.

Eaton Vance

TABS 5-to-15 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Rapid City, SD, Water Revenue, 5.00%, 11/1/26	$1,000	$1,254,900
Rapid City, SD, Water Revenue, 5.00%, 11/1/27	515	642,926
St. Joseph, MO, Industrial Development Authority, (Sewerage System Improvements), 5.00%, 4/1/26	500	609,900

		$7,693,606

Water Revenue — 0.2%
South Dakota Conservancy District, (Revolving Fund Program), 5.00%, 8/1/27	$250	$303,913

		$303,913

Total Tax-Exempt Investments — 97.0% (identified cost $155,045,684)		$160,196,342

Other Assets, Less Liabilities — 3.0%		$4,951,432

Net Assets — 100.0%		$165,147,774

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2016, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Illinois	11.4%
Texas	10.6%
Others, representing less than 10% individually	75.0%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2016, 13.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.4% to 10.6% of total investments.

(1)	Amount is less than 0.05%.

(2)	When-issued security.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
BAM	–	Build America Mutual Assurance Co.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

25	See Notes to Financial Statements.

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments

Tax-Exempt Investments — 88.5%

Security	Principal Amount (000’s omitted)	Value

Education — 5.6%
Clemson University, SC, 4.00%, 5/1/32	$200	$220,988
Madison County Capital Resource Corp., NY, (Colgate University), 5.00%, 7/1/31	100	121,009

		$341,997

Electric Utilities — 5.2%
Energy Northwest, WA, Wind Project Revenue, 5.00%, 7/1/25	$150	$184,633
Mesa, AZ, Utility Systems Revenue, 4.00%, 7/1/33	125	134,024

		$318,657

General Obligations — 18.8%
Cascade School District No. 228, Chelan County, WA, 4.00%, 12/1/26	$100	$114,278
Decatur City Board of Education, AL, 4.00%, 2/1/35	100	105,335
Illinois, 5.00%, 3/1/25	100	109,683
Illinois, 5.00%, 2/1/26	50	55,800
Illinois, 5.50%, 7/1/26	50	57,722
Lakeland, FL, 5.00%, 10/1/29	100	118,483
Lakeland, FL, 5.00%, 10/1/31	100	117,154
Rowland Unified School District, CA, (Election of 2012), 0.00%, 8/1/34	400	180,016
Williamson County, TX, 4.00%, 2/15/29	150	170,518
Williamson County, TX, 4.00%, 2/15/30	100	112,851

		$1,141,840

Hospital — 7.9%
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/25	$50	$59,465
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc.), 5.00%, 7/1/31	50	57,732
New Mexico Hospital Equipment Loan Council, (Presbyterian Healthcare Services), 5.00%, 8/1/25	100	125,296
North Carolina Medical Care Commission, (Rex Healthcare), 5.00%, 7/1/32	100	117,971
North Carolina Medical Care Commission, (Rex Healthcare), 5.00%, 7/1/33	100	117,609

		$478,073

Insured – General Obligations — 17.7%
Cave Creek Unified School District No. 93, Maricopa County, AZ, (BAM), 4.00%, 7/1/28	$100	$111,765
Cave Creek Unified School District No. 93, Maricopa County, AZ, (BAM), 4.00%, 7/1/29	100	111,367

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
Grandville, MI, Public Schools, (AGM), 5.00%, 5/1/27	$150	$181,455
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/33	150	71,241
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/34	150	67,671
Grossmont Union High School District, CA, (Election of 2008), (AGM), 0.00%, 8/1/35	300	128,292
Sienna Plantation Levee Improvement District of Fort Bend County, TX, (AGM), 4.00%, 9/1/31	150	160,110
Zeeland Public Schools, MI, (AGM), 5.00%, 5/1/26	100	122,082
Zeeland Public Schools, MI, (AGM), 5.00%, 5/1/28	100	119,657

		$1,073,640

Insured – Special Tax Revenue — 3.1%
Garden State Preservation Trust, NJ, (AGM), 5.75%, 11/1/28	$150	$187,803

		$187,803

Lease Revenue / Certificates of Participation — 6.6%
New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/33	$150	$161,135
Riverside County, CA, Public Financing Authority, 5.00%, 11/1/27	150	179,977
Riverside County, CA, Public Financing Authority, 5.00%, 11/1/28	50	59,448

		$400,560

Senior Living / Life Care — 13.2%
Alexandria, VA, Industrial Development Authority, (Goodwin House, Inc.), 5.00%, 10/1/30	$250	$291,813
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/26	100	117,643
California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/27	100	116,428
Orange County, FL, Health Facilities Authority, (Presbyterian Retirement Communities), 5.00%, 8/1/35	150	166,332
Westchester County Local Development Corp., NY, (Kendal on Hudson), 5.00%, 1/1/34	100	109,954

		$802,170

Special Tax Revenue — 5.3%
Atlanta Development Authority, GA, (New Downtown Atlanta Stadium), 5.00%, 7/1/34	$225	$266,355
Baltimore, MD, Special Tax Obligation, 5.00%, 6/15/29	50	57,166

		$323,521

26	See Notes to Financial Statements.

Eaton Vance

TABS 10-to-20 Year Laddered Municipal Bond Fund

January 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 5.1%
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/29	$50	$60,063
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/30	50	59,624
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/31	50	59,281
Buffalo, NY, Municipal Water Finance Authority, 5.00%, 7/1/32	50	58,918
Tucson, AZ, Water System Revenue, 5.00%, 7/1/32	60	72,578

		$310,464

Total Tax-Exempt Investments — 88.5% (identified cost $5,058,765)		$5,378,725

Short-Term Investments — 10.9%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.40%(1)	$662	$661,711

Total Short-Term Investments (identified cost $661,711)		$661,711

Total Investments — 99.4% (identified cost $5,720,476)		$6,040,436

Other Assets, Less Liabilities — 0.6%		$35,799

Net Assets — 100.0%		$6,076,235

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At January 31, 2016, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	15.1%
Others, representing less than 10% individually	73.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at January 31, 2016, 20.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 3.7% to 17.2% of total investments.

(1)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2016.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
BAM	–	Build America Mutual Assurance Co.

27	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Statements of Assets and Liabilities

	January 31, 2016
Assets	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund
Unaffiliated investments, at value (identified cost, $27,884,988, $155,045,684 and $5,058,765, respectively)	$28,448,577	$160,196,342	$5,378,725
Affiliated investment, at value (identified cost, $1,101,507, $0 and $661,711, respectively)	1,101,507	—	661,711
Cash	—	23,066,334	—
Interest receivable	205,470	953,110	50,684
Interest receivable from affiliated investment	441	—	168
Receivable for Fund shares sold	102,625	6,672,289	—
Receivable from affiliate	30,505	22,657	24,589
Total assets	$29,889,125	$190,910,732	$6,115,877

Liabilities
Payable for when-issued securities	$518,958	$25,109,712	$—
Payable for Fund shares redeemed	653	498,359	—
Distributions payable	470	38,144	—
Payable to affiliates:
Investment adviser and administration fee	7,586	37,400	1,597
Distribution and service fees	409	22,334	210
Accrued expenses	39,662	57,009	37,835
Total liabilities	$567,738	$25,762,958	$39,642
Net Assets	$29,321,387	$165,147,774	$6,076,235

Sources of Net Assets
Paid-in capital	$28,754,191	$159,990,398	$5,754,367
Accumulated net realized gain	4,077	7,311	237
Accumulated undistributed (distributions in excess of) net investment income	(470)	(593)	1,671
Net unrealized appreciation	563,589	5,150,658	319,960
Net Assets	$29,321,387	$165,147,774	$6,076,235

Class A Shares
Net Assets	$1,838,428	$51,805,802	$344,576
Shares Outstanding	177,872	4,239,461	32,467
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.34	$12.22	$10.61
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.86	$12.83	$11.14

Class C Shares
Net Assets	$27,283	$18,593,798	$191,707
Shares Outstanding	2,639	1,522,595	18,058
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.34	$12.21	$10.62

Class I Shares
Net Assets	$27,455,676	$94,748,174	$5,539,952
Shares Outstanding	2,653,444	7,758,302	521,978
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.35	$12.21	$10.61

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

28	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Statements of Operations

	Period Ended January 31, 2016	Year Ended January 31, 2016	Period Ended January 31, 2016
Investment Income	1-to-10 Year Laddered Fund(1)	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund(1)
Interest	$136,558	$1,774,399	$124,052
Interest allocated from affiliated investment	5,370	—	882
Expenses allocated from affiliated investment	(310)	—	(47)
Total investment income	$141,618	$1,774,399	$124,887

Expenses
Investment adviser and administration fee	$29,370	$230,611	$12,442
Distribution and service fees
Class A	908	42,255	62
Class C	96	56,400	322
Trustees’ fees and expenses	1,366	5,182	792
Custodian fee	14,782	30,220	12,964
Transfer and dividend disbursing agent fees	395	21,959	232
Legal and accounting services	30,126	33,559	30,470
Printing and postage	4,234	12,355	3,484
Registration fees	81,360	61,678	76,460
Miscellaneous	9,380	11,514	8,858
Total expenses	$172,017	$505,733	$146,086
Deduct —
Reduction of custodian fee	$—	$823	$—
Allocation of expenses to affiliate	134,597	120,650	130,206
Total expense reductions	$134,597	$121,473	$130,206

Net expenses	$37,420	$384,260	$15,880

Net investment income	$104,198	$1,390,139	$109,007

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$—	$242,678	$—
Net realized gain	$—	$242,678	$—
Change in unrealized appreciation (depreciation) —
Investments	$563,589	$3,039,964	$319,960
Net change in unrealized appreciation (depreciation)	$563,589	$3,039,964	$319,960

Net realized and unrealized gain	$563,589	$3,282,642	$319,960

Net increase in net assets from operations	$667,787	$4,672,781	$428,967

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

29	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Statements of Changes in Net Assets

	Period Ended January 31, 2016	Year Ended January 31, 2016	Period Ended January 31, 2016
Increase (Decrease) in Net Assets	1-to-10 Year Laddered Fund(1)	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund(1)
From operations —
Net investment income	$104,198	$1,390,139	$109,007
Net realized gain from investment transactions	—	242,678	—
Net change in unrealized appreciation (depreciation) from investments	563,589	3,039,964	319,960
Net increase in net assets from operations	$667,787	$4,672,781	$428,967
Distributions to shareholders —
From net investment income
Class A	$(3,224)	$(329,422)	$(570)
Class C	(18)	(66,229)	(512)
Class I	(100,894)	(991,001)	(107,925)
Total distributions to shareholders	$(104,136)	$(1,386,652)	$(109,007)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,901,066	$47,284,535	$343,198
Class C	26,700	16,087,672	186,600
Class I	27,569,077	110,427,907	5,120,002
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,574	291,754	570
Class C	18	51,405	512
Class I	100,894	555,234	107,925
Cost of shares redeemed
Class A	(91,337)	(4,689,559)	(2,532)
Class C	—	(278,363)	—
Class I	(751,256)	(33,511,271)	—
Net increase in net assets from Fund share transactions	$28,757,736	$136,219,314	$5,756,275

Net increase in net assets	$29,321,387	$139,505,443	$6,076,235

Net Assets
At beginning of period	$—	$25,642,331	$—
At end of period	$29,321,387	$165,147,774	$6,076,235

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(470)	$(593)	$1,671

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

30	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Statements of Changes in Net Assets — continued

Year Ended January 31, 2015
Increase (Decrease) in Net Assets	5-to-15 Year Laddered Fund
From operations —
Net investment income	$549,617
Net realized gain from investment transactions	836,837
Net change in unrealized appreciation (depreciation) from investments	1,471,461
Net increase in net assets from operations	$2,857,915
Distributions to shareholders —
From net investment income
Class A	$(145,068)
Class C	(41,375)
Class I	(360,203)
Total distributions to shareholders	$(546,646)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,862,117
Class C	950,779
Class I	6,298,684
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	144,064
Class C	40,677
Class I	191,016
Cost of shares redeemed
Class A	(3,098,044)
Class C	(984,832)
Class I	(2,257,765)
Net increase in net assets from Fund share transactions	$6,146,696

Net increase in net assets	$8,457,965

Net Assets
At beginning of year	$17,184,366
At end of year	$25,642,331

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(593)

31	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Financial Highlights

	1-to-10 Year Laddered Fund — Class A
	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income	$0.070
Net realized and unrealized gain	0.340

Total income from operations	$0.410

Less Distributions
From net investment income	$(0.070)

Total distributions	$(0.070)

Net asset value — End of period	$10.340

Total Return(2)	4.12	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,838
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.65	%(5)
Net investment income	0.89	%(5)
Portfolio Turnover	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.45% of average daily net assets for the period ended January 31, 2016). Absent this reimbursement, total return would be lower.

(5)	Annualized.

32	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class C
	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income	$0.015
Net realized and unrealized gain	0.340

Total income from operations	$0.355

Less Distributions
From net investment income	$(0.015)

Total distributions	$(0.015)

Net asset value — End of period	$10.340

Total Return(2)	3.55	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.40	%(5)
Net investment income	0.19	%(5)
Portfolio Turnover	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.45% of average daily net assets for the period ended January 31, 2016). Absent this reimbursement, total return would be lower.

(5)	Annualized.

33	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	1-to-10 Year Laddered Fund — Class I
	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income	$0.090
Net realized and unrealized gain	0.350

Total income from operations	$0.440

Less Distributions
From net investment income	$(0.090)

Total distributions	$(0.090)

Net asset value — End of period	$10.350

Total Return(2)	4.42	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,456
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.40	%(5)
Net investment income	1.14	%(5)
Portfolio Turnover	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 1.45% of average daily net assets for the period ended January 31, 2016). Absent this reimbursement, total return would be lower.

(5)	Annualized.

34	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	5-to-15 Year Laddered Fund — Class A
	Year Ended January 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$12.080		$10.800		$11.560		$11.710		$9.810

Income (Loss) From Operations
Net investment income	$0.240		$0.293		$0.235		$0.182		$0.249
Net realized and unrealized gain (loss)	0.140		1.280		(0.407)		0.582		1.929

Total income (loss) from operations	$0.380		$1.573		$(0.172)		$0.764		$2.178

Less Distributions
From net investment income	$(0.240)		$(0.293)		$(0.235)		$(0.182)		$(0.249)
From net realized gain	—		—		(0.353)		(0.732)		(0.029)

Total distributions	$(0.240)		$(0.293)		$(0.588)		$(0.914)		$(0.278)

Net asset value — End of year	$12.220		$12.080		$10.800		$11.560		$11.710

Total Return(1)	3.23%		14.75%		(1.25)%		6.55%		22.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$51,806		$7,909		$5,362		$14,340		$16,143
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.67	%(3)	0.92	%(3)	0.96	%(4)	0.96	%(4)	0.95	%(3)
Net investment income	1.93%		2.59%		1.89%		1.53%		1.57%
Portfolio Turnover	41%		122%		280%		211%		239%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.18%, 0.56%, 0.49%, 0.35% and 1.21% of average daily net assets for the years ended January 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent these reimbursements, total return would be lower.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 0.95% and 0.95% for the years ended January 31, 2014 and 2013, respectively.

35	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	5-to-15 Year Laddered Fund — Class C
	Year Ended January 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$12.070		$10.790		$11.550		$11.710		$9.810

Income (Loss) From Operations
Net investment income	$0.152		$0.208		$0.152		$0.093		$0.172
Net realized and unrealized gain (loss)	0.138		1.280		(0.406)		0.573		1.929

Total income (loss) from operations	$0.290		$1.488		$(0.254)		$0.666		$2.101

Less Distributions
From net investment income	$(0.150)		$(0.208)		$(0.153)		$(0.094)		$(0.172)
From net realized gain	—		—		(0.353)		(0.732)		(0.029)

Total distributions	$(0.150)		$(0.208)		$(0.506)		$(0.826)		$(0.201)

Net asset value — End of year	$12.210		$12.070		$10.790		$11.550		$11.710

Total Return(1)	2.45%		13.92%		(1.99)%		5.76%		21.54%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,594		$2,390		$2,132		$4,764		$547
Ratios (as a percentage of average daily net assets):
Expenses(2)	1.42	%(3)	1.67	%(3)	1.71	%(4)	1.71	%(4)	1.70	%(3)
Net investment income	1.17%		1.85%		1.22%		0.66%		1.36%
Portfolio Turnover	41%		122%		280%		211%		239%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.18%, 0.56%, 0.49%, 0.36% and 1.21% of average daily net assets for the years ended January 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent these reimbursements, total return would be lower.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 1.70% and 1.70% for the years ended January 31, 2014 and 2013, respectively.

36	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	5-to-15 Year Laddered Fund — Class I
	Year Ended January 31,
	2016		2015		2014		2013		2012
Net asset value — Beginning of year	$12.070		$10.790		$11.550		$11.710		$9.810

Income (Loss) From Operations
Net investment income	$0.270		$0.322		$0.262		$0.212		$0.274
Net realized and unrealized gain (loss)	0.140		1.280		(0.407)		0.572		1.929

Total income (loss) from operations	$0.410		$1.602		$(0.145)		$0.784		$2.203

Less Distributions
From net investment income	$(0.270)		$(0.322)		$(0.262)		$(0.212)		$(0.274)
From net realized gain	—		—		(0.353)		(0.732)		(0.029)

Total distributions	$(0.270)		$(0.322)		$(0.615)		$(0.944)		$(0.303)

Net asset value — End of year	$12.210		$12.070		$10.790		$11.550		$11.710

Total Return(1)	3.49%		15.05%		(1.02)%		6.82%		22.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$94,748		$15,344		$9,690		$10,347		$25,848
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.42	%(3)	0.67	%(3)	0.71	%(4)	0.71	%(4)	0.70	%(3)
Net investment income	2.21%		2.83%		2.41%		1.83%		2.05%
Portfolio Turnover	41%		122%		280%		211%		239%

(1)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.18%, 0.56%, 0.49%, 0.34% and 1.21% of average daily net assets for the years ended January 31, 2016, 2015, 2014, 2013 and 2012, respectively). Absent these reimbursements, total return would be lower.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Expenses after custodian fee reduction were 0.70% and 0.70% for the years ended January 31, 2014 and 2013, respectively.

37	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class A
	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income	$0.192
Net realized and unrealized gain	0.610

Total income from operations	$0.802

Less Distributions
From net investment income	$(0.192)

Total distributions	$(0.192)

Net asset value — End of period	$10.610

Total Return(2)	8.11	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$345
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.65	%(5)
Net investment income	2.28	%(5)
Portfolio Turnover	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 3.35% of average daily net assets for the period ended January 31, 2016). Absent this reimbursement, total return would be lower.

(5)	Annualized.

38	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class C
	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income	$0.134
Net realized and unrealized gain	0.619

Total income from operations	$0.753

Less Distributions
From net investment income	$(0.133)

Total distributions	$(0.133)

Net asset value — End of period	$10.620

Total Return(2)	7.58	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$192
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.40	%(5)
Net investment income	1.59	%(5)
Portfolio Turnover	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 3.35% of average daily net assets for the period ended January 31, 2016). Absent this reimbursement, total return would be lower.

(5)	Annualized.

39	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Financial Highlights — continued

	10-to-20 Year Laddered Fund — Class I
	Period Ended January 31, 2016(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income	$0.217
Net realized and unrealized gain	0.607

Total income from operations	$0.824

Less Distributions
From net investment income	$(0.214)

Total distributions	$(0.214)

Net asset value — End of period	$10.610

Total Return(2)	8.33	%(3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,540
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.40	%(5)
Net investment income	2.81	%(5)
Portfolio Turnover	0%

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 3.35% of average daily net assets for the period ended January 31, 2016). Absent this reimbursement, total return would be lower.

(5)	Annualized.

40	See Notes to Financial Statements.

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust II (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of six funds, three of which, each diversified, are included in these financial statements. They include Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund (1-to-10 Year Laddered Fund), Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund) (5-to-15 Year Laddered Fund) and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (10-to-20 Year Laddered Fund), (each individually referred to as the Fund, and collectively, the Funds). The 1-to-10 Year Laddered Fund and the 10-to-20 Year Laddered Fund commenced operations on May 4, 2015. The Funds’ investment objective is to provide current income exempt from regular federal income tax. Prior to April 15, 2015, the 5-to-15 Year Laddered Fund’s investment objective was to seek after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Affiliated Fund. The Funds may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Funds’ investment in Cash Reserves Fund reflects the Funds’ proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of January 31, 2016, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

41

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended January 31, 2016 and the year ended January 31, 2015 was as follows:

	Period Ended January 31, 2016
	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund

Distributions declared from:
Tax-exempt income	$103,092	$1,386,652	$108,409
Ordinary income	$1,044	$—	$598

42

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

Year Ended January 31, 2015
5-to-15 Year Laddered Fund

Distributions declared from:
Tax-exempt income	$546,646

During the period ended January 31, 2016, the following amounts were reclassified due to differences between book and tax accounting, primarily for premium amortization, accretion of market discount, non-deductible expenses and investments in partnerships:

	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund

Change in:
Paid-in capital	$(3,545)	$—	$(1,908)
Accumulated net realized gain	$4,077	$3,487	$237
Accumulated undistributed net investment income	$(532)	$(3,487)	$1,671

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of January 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund
Undistributed tax-exempt income	$—	$37,551	$1,671
Undistributed long-term capital gains	$—	$5,431	$—
Net unrealized appreciation	$567,666	$5,152,538	$320,197
Other temporary differences	$(470)	$(38,144)	$—

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to investments in partnerships, the timing of recognizing distributions to shareholders, the tax treatment of distributions in excess of net tax-exempt income, premium amortization and accretion of market discount.

The cost and unrealized appreciation (depreciation) of investments of each Fund at January 31, 2016, as determined on a federal income tax basis, were as follows:

	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund

Aggregate cost	$28,982,418	$155,043,804	$5,720,239

Gross unrealized appreciation	$571,654	$5,376,092	$320,197
Gross unrealized depreciation	(3,988)	(223,554)	—

Net unrealized appreciation	$567,666	$5,152,538	$320,197

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to each Fund. The fee is based upon a percentage of average daily net assets as presented in the following table and is payable monthly.

43

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

	Annual Asset Rate
Daily Net Assets	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund		10-to-20 Year Laddered Fund

Up to $1 billion	0.32%	0.32	%*	0.32%

*	Rate is effective April 15, 2015 pursuant to a fee reduction agreement between the Fund and EVM. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to April 15, 2015, the fee was computed at an annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion.

On average daily net assets of $1 billion or more, the rates are reduced. The 1-to-10 Year Laddered Fund and the 10-to-20 Year Laddered Fund invest their cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the period ended January 31, 2016, investment adviser and administration fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund

Investment Adviser and Administration Fee	$29,370	$230,611	$12,442
Effective Annual Rate	0.32%	0.34%	0.32%

EVM has agreed to reimburse each Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65%, 1.40% and 0.40% (0.90%, 1.65% and 0.65% prior to April 15, 2015 for the 5-to-15 Year Laddered Fund) of each Fund’s average daily net assets for Class A, Class C and Class I, respectively. These agreements may be changed or terminated after May 31, 2016. Pursuant to these agreements, EVM was allocated $134,597, $120,650 and $130,206 of operating expenses of the 1-to-10 Year Laddered Fund, the 5-to-15 Year Laddered Fund and the 10-to-20 Year Laddered Fund, respectively, for the period ended January 31, 2016.

EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charges on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the period ended January 31, 2016 were as follows:

	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund

EVM’s Sub-Transfer Agent Fees	$32	$925	$20
EVD’s Class A Sales Charges	$4,575	$28,627	$—

Trustees and officers of the Funds who are members of EVM’s organization receive remuneration for their services to the Funds out of the investment adviser and administration fee. Trustees of the Funds who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended January 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended January 31, 2016 for Class A shares amounted to the following:

	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund

Class A Distribution and Service Fees	$908	$42,255	$62

44

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Funds. For the period ended January 31, 2016, the Funds paid or accrued to EVD the following distribution fees:

	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Distribution Fees	$72	$42,300	$242

Pursuant to the Class C Plan, the Funds also make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the period ended January 31, 2016 amounted to the following:

	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund

Class C Service Fees	$24	$14,100	$80

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the period ended January 31, 2016, the Funds were informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the period ended January 31, 2016 were as follows:

	1-to-10 Year Laddered Fund	5-to-15 Year Laddered Fund	10-to-20 Year Laddered Fund

Purchases	$26,361,666	$161,291,394	$5,070,114
Sales	$—	$26,804,860	$—

45

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

1-to-10 Year Laddered Fund
	Period Ended January 31, 2016(1)
	Class A	Class C	Class I

Sales	186,590	2,637	2,718,110
Issued to shareholders electing to receive payments of distributions in Fund shares	251	2	9,870
Redemptions	(8,969)	—	(74,536)

Net increase	177,872	2,639	2,653,444

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

5-to-15 Year Laddered Fund
	Year Ended January 31, 2016
	Class A	Class C	Class I

Sales	3,956,094	1,343,893	9,264,169
Issued to shareholders electing to receive payments of distributions in Fund shares	24,501	4,331	46,646
Redemptions	(396,079)	(23,618)	(2,823,714)

Net increase	3,584,516	1,324,606	6,487,101

	Year Ended January 31, 2015
	Class A	Class C	Class I

Sales	418,466	82,599	553,610
Issued to shareholders electing to receive payments of distributions in Fund shares	12,609	3,566	16,612
Redemptions	(272,858)	(85,809)	(196,981)

Net increase	158,217	356	373,241

10-to-20 Year Laddered Fund
	Period Ended January 31, 2016(1)
	Class A	Class C	Class I

Sales	32,658	18,009	511,455
Issued to shareholders electing to receive payments of distributions in Fund shares	54	49	10,523
Redemptions	(245)	—	—

Net increase	32,467	18,058	521,978

(1)	For the period from the start of business, May 4, 2015, to January 31, 2016.

At January 31, 2016, EVM owned 80.4% and 89.1% of the value of the outstanding shares of the 1-to-10 Year Laddered Fund and the 10-to-20 Year Laddered Fund, respectively.

46

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Notes to Financial Statements — continued

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the period ended January 31, 2016.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2016, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

1-to-10 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$28,448,577	$—	$28,448,577
Short-Term Investments	—	1,101,507	—	1,101,507

Total Investments	$—	$29,550,084	$—	$29,550,084

5-to-15 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$160,196,342	$—	$160,196,342

Total Investments	$—	$160,196,342	$—	$160,196,342

10-to-20 Year Laddered Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$5,378,725	$—	$5,378,725
Short-Term Investments	—	661,711	—	661,711

Total Investments	$—	$6,040,436	$—	$6,040,436

The 5-to-15 Year Laddered Fund held no investments or other financial instruments as of January 31, 2015 whose fair value was determined using Level 3 inputs. At January 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

10  Name Change

Effective April 15, 2015, the name of Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund was changed from Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund.

47

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust II and Shareholders of Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund), and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund), and Eaton Vance 10-to-20 Year Laddered Municipal Bond Fund (collectively the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust II), including the portfolios of investments, as of January 31, 2016, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund, and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund as of January 31, 2016, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 17, 2016

48

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended January 31, 2016, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

TABS 1-to-10 Year Laddered Municipal Bond Fund	99.00%
TABS 5-to-15 Year Laddered Municipal Bond Fund	100.00%
TABS 10-to-20 Year Laddered Municipal Bond Fund	99.45%

Capital Gains Dividends.  The TABS 5-to-15 Year Laddered Municipal Bond Fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2016, $5,431 or, if subsequently determined to be different, the net capital gain of such year.

49

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust II (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

50

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice- Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

51

Eaton Vance

TABS Laddered Municipal Bond Funds

January 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

53

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Offices of the Funds

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

21124 1.31.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance High Yield Municipal Income Fund, Eaton Vance TABS Intermediate-Term Municipal Bond Fund, Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund), Eaton Vance TABS Short-Term Municipal Bond Fund, Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund, and Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust II (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 6 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended January 31, 2015 and January 31, 2016 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance High Yield Municipal Income Fund

Fiscal Years Ended	1/31/15	1/31/16
Audit Fees	$79,370	$78,370
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,520	$15,471
All Other Fees(3)	$0	$0

Total	$94,890	$93,841

Eaton Vance TABS Intermediate-Term Municipal Bond Fund

Fiscal Years Ended	1/31/15	1/31/16
Audit Fees	$34,970	$40,295
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,450	$9,219
All Other Fees(3)	$0	$0

Total	$44,420	$49,514

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund

(formerly, Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund)

Fiscal Years Ended	1/31/15	1/31/16
Audit Fees	$19,470	$22,895
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,450	$9,219
All Other Fees(3)	$0	$0

Total	$28,920	$32,114

Eaton Vance TABS Short-Term Municipal Bond Fund

Fiscal Years Ended	1/31/15	1/31/16
Audit Fees	$35,640	$40,290
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,950	$10,469
All Other Fees(3)	$0	$0

Total	$45,590	$50,759

Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund

Fiscal Period Ended*	1/31/16
Audit Fees	$19,050
Audit-Related Fees(1)	$0
Tax Fees(2)	$9,400
All Other Fees(3)	$0

Total	$28,450

*	Fund commenced operations on May 4, 2015

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund

Fiscal Period Ended*	1/31/16
Audit Fees	$19,050
Audit-Related Fees(1)	$0
Tax Fees(2)	$9,400
All Other Fees(3)	$0

Total	$28,450

*	Fund commenced operations on May 4, 2015.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the Series of the Trust at 1/31/2016, and have the same fiscal year end (January 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/15	1/31/16
Audit Fees	$169,450	$219,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$44,370	$63,178
All Other Fees(3)	$0	$0

Total	$213,820	$283,128

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	1/31/15	1/31/16
Registrant(1)	$44,370	$63,178
Eaton Vance(2)	$99,750	$56,434

(1)	Includes all of the Series of the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust II

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 11, 2016

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 11, 2016